As filed with the Securities and Exchange Commission on April 29, 2025

Registration Nos. 033-95354
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 37	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 121	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X  on May 1, 2025 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium variable life insurance contracts.

CENTURY II VARIABLE UNIVERSAL LIFE PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund").
The prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  For additional information of the Portfolios see Appendix A - Portfolio Companies Available Under the Contract at the back of this prospectus.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
Additional information about certain investment products, including variable life policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from two Coverage Options available under the Contract:
•	Option A: a level death benefit; and
•	Option B: a death benefit that fluctuates with the value of the Contract.
We guarantee that the Death Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
If you are a new investor, you may cancel your Contract within 10 days of receiving it without paying fees or penalties.  In some states, this cancellation period may be longer.  Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value.  You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Prospectus and the Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2025.

PROSPECTUS CONTENTS

ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS	36
HOW YOUR CONTRACT VALUES VARY	37
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	37
DETERMINING THE CONTRACT VALUE	37
CASH SURRENDER VALUE	38

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
CHARGES FOR EARLY WITHDRAWALS
During the first 15 Contract Years, a surrender charge will apply upon full surrender, Contract lapse or a reduction in the Specified Amount. The surrender charge may also apply on a withdrawal or partial surrender if the withdrawal or partial surrender results in a decrease in the Specified Amount. In the 16th Contract Year (or the 16th year following an increase in Specified Amount) and after, there is no surrender charge.
The surrender charge is the sum of the deferred sales load and the deferred administrative expense. It will not exceed the maximum surrender charge set forth in your Contract. The Appendix – Maximum Surrender Charge Factors lists the maximum surrender charge per $1,000 of Specified Amount, which varies based on your Issue Age and Risk Class.
For example, if you purchased a Contract and were to make a withdrawal or partial surrender that resulted in a reduction of $100,000 in the Specified Amount during the surrender charge period, you would be assessed a maximum surrender charge of $65,880 on the $100,000 reduction in the Specified Amount.
Reference Surrender Charge

TRANSACTION CHARGES
In addition to surrender charges, you may be charged for other transactions such as a premium expense charge which covers state and local taxes as well as related administrative expenses, a transfer processing fee which applies after six transfers in a Contract Year, an administrative fee of up to $25.00 for partial surrenders.
Reference Charges and Deductions

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, any net loan interest charges, and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates
Investing in the Subaccounts will also bear expenses associated with the Portfolio Companies, as shown in the following table

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio Company fees and expenses)	0.27%	1.36%
	Reference Appendix A - Portfolio Companies Available Under the Contract
RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Principal Risks of Investing in The Contract
NOT A SHORT-TERM INVESTMENT
The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge if your Contract is fully surrendered or lapses within the first 15 Contract Years.  There might also be tax consequences.
Reference Principal Risks of Investing in The Contract

RISKS ASSOCIATED WITH INVESTMENT OPTIONS
Investment in the Contract is subject to the risk of poor investment performance, which can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.
Reference Investment Risk

RISKS
INSURANCE COMPANY RISKS
Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life.  If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life is available upon request by contacting the Home Office.
Reference Financial Condition of Kansas City Life

CONTRACT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.
Death Benefits will not be paid if the Contract has lapsed.
Reference Premium Payments to Prevent Lapse and Reinstatement

RESTRICTIONS
INVESTMENTS
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.
We reserve the right to remove or substitute Portfolio Companies as investment options.
Reference Transfer Privilege, Addition, Deletion or Substitution of Investments

OPTIONAL BENEFITS
You may add supplemental and/or rider benefits to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  We may change or stop offering a supplemental and/or rider benefit at any time before you elect it.
Reference Supplemental and/or Rider Benefits

TAXES
TAX IMPLICATIONS
If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  We encourage you to consult your own tax adviser before making a purchase of the Contract.
Reference Tax Risks

CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION
Commissions are paid to selling firms for the sale of Contracts.  In addition, we may pay an asset-based commission or other amounts in certain circumstances.  All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms.  This conflict of interest may influence your investment professional to recommend this contract over another investment.
Reference Sale of the Contracts

EXCHANGES
Some investment professionals may have a financial incentive to offer you a new contract in place of the Contract. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own the existing Contract.
Reference Replacement of Existing Insurance

OVERVIEW OF THE CONTRACT
PURPOSE
The Contract is an individual Flexible Premium Variable Life Insurance Contract.  The Contract may be appropriate for an investor who has an understanding of investments, a higher risk tolerance and a long-term investment horizon.  As long as the Contract remains in force it provides lifetime insurance protection on the Insured until the Maturity Date.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.
PREMIUM PAYMENTS
The Contract is flexible with regard to the amount of Premiums you pay.   The minimum initial Premium Payment is dependent on Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  Each Premium after the initial Premium must be at least $25. Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
You select the Subaccounts and the Fixed Account to which you allocate Contract Value..  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.
You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  For additional information about each Portfolio Company in which the Subaccounts invest see Appendix A - Portfolio Companies Available Under the Contract at the back of this prospectus.
CONTRACT FEATURES
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.
•	There are two Coverage Options available:
•	Option A–at least equal to the Specified Amount.
•	Option B–at least equal to the Specified Amount plus Contract Value. (See "COVERAGE OPTIONS")

Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  We will assess a surrender charge for any resulting reduction in the Specified Amount.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.
•	Disability Continuance of Insurance
•	Disability Premium Benefit Rider
•	Accidental Death Benefit
•	Option to Increase Specified Amount
•	Spouse's Term Insurance
•	Children's Term Insurance
•	Other Insured Term Insurance
•	Extra Protection
•	Monthly Benefit Rider
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider (Not available to be added to inforce contracts after December 31, 2018)
•	Accelerated Death Benefit/Living Benefits Rider (Not available to be added to inforce contracts after December 31, 2018)
•	Accelerated Death Benefit/Terminal Illness Rider (Not available to be added to inforce contracts after December 31, 2018)
•	Maturity Extension Rider
All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charge
State and Local Tax Charge	Upon receipt of each Premium Payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Surrender Charge[2]
Deferred Sales Load	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years[3]	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract[4]	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract[4]
Deferred Administrative Expense	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years[5]	$5.00 per $1,000 of Specified Amount[6]	$5.00 per $1,000 of Specified Amount[6]
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee
Accelerated Death Benefit/Terminal Illness Rider	On payment of the accelerated death benefit	$200 processing fee	$0 processing fee

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is the sum of the deferred sales load and the deferred administrative expense.
3 If you increase the Contract’s Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
4 During the first 15 Contract Years (or the 15 years following an increase in Specified Amount), the deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract.  We base the maximum Premium amount shown in a Contract on the issue age, sex, Specified Amount and smoking class of the Insured.  The deferred sales load decreases after the 9th Contract Year to 0% in the 15th Contract Year.
5 If you increase the Contract’s Specified Amount, a separate deferred administrative expense will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
6 During the first 5 Contract Years, the deferred administrative expense is $5.00 per $1,000 of Specified Amount and grades down to zero at the end of 15 years as shown below:
End of Contract Year	1-5	6	7	8	9	10	11	12	13	14	15
Charge per $1,000 of Specified Amount:	$5.00	$4.50	$4.00	$3.50	$3.00	$2.50	$2.00	$1.50	$1.00	$0.50	$0.00
End of Contract Year means completed Contract Years or number of completed years following an increase in Specified Amount.  The deferred administrative expense applies at the end of each Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio Company fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[1]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of net amount at risk[2]	$0.05 - $26.63 per $1,000 of net amount at risk[8]
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.16 per $1,000 of net amount at risk[8]	$0.16 per $1,000 of net amount at risk[8]
Monthly Expense Charge[3]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$6.00	$6.00
Acquisition Charge	On the Contract Date and on each Monthly Anniversary Day for the first Contract Year[4]	$20.00	$20.00
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[5]	At the end of each Contract Year	2%	2%
Optional Rider Charges[6]
Disability Continuance of Insurance[7]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[8]	$0.01 - $0.32 per $1,000 of net amount at risk[8]
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of net amount at risk[8]	$0.01 per $1,000 of net amount at risk[8]
Disability Premium Benefit Rider[7]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit[7]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05 - $0.18 per $1,000 of rider coverage amount	$0.05 - $0.18 per $1,000 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.18 per $1,000 of rider coverage amount	$0.18 per $1,000 of rider coverage amount
Spouse's Term Insurance[7]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance[7]	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance[7]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.06 - $26.63 per $1,000 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount
Extra Protection Rider[7]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.05 - $20.36 per $1,000 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Monthly Benefit Rider[7]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.38 - $22.56 per $100 of coverage amount	$0.31 - $22.05 per $100 of coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.73 per $100 of coverage amount for a 20 year payout	$1.41 per $100 of coverage amount for a 20 year payout

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Acceleration of Death Proceeds/Enhanced Living Benefits Rider[7]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.28 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.08 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract

7 Costs of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
8 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
9 The monthly expense charge is the sum of the maintenance charge and the acquisition charge.
10 The acquisition charge is also assessed for 12 months following the effective date of an increase in Specified Amount.
11 The maximum guaranteed and current net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Indebtedness (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.
12 Charges for this rider vary based on an Insured’s issue or actual ages and may vary based on the Contract Year and the base Specified Amount or net amount at risk. Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual age may increase as the Insured ages. The rider charge shown in the table may not be typical of the charges you will pay. Your Contract’s specifications page will indicate the rider charges applicable to your Contract and more detailed information concerning these rider charges is available on request from our Home Office.

8

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."
The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2024.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
ANNUAL PORTFOLIO OPERATING EXPENSES13
	Minimum	Maximum
Range of Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.36%

13 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2024.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss.  You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment.  The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge it your Contract is fully surrendered or lapses within the first ten Contract Years for Contracts issued after January 1, 2020, or within the first fifteen Contract Years for Contracts issued before January 1, 2020. There might also be tax consequences.
Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate.
Insurance Company Risks.  Any obligations, guarantees and benefits of the Contract, including the Fixed Account Investment Option, are subject to the claims paying ability of Kansas City Life Insurance Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of the Company is available upon request by contacting the Home Office.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and begins the date the Contract Lapses.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the Contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

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You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.
Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See "RISK OF LAPSE")  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
Cybersecurity and Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

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GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements. Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The name, investment objectives, investment manager, sub-investment manager, current expenses and performance of each of the Portfolios are available in Appendix A - Portfolio Companies Available Under the Contract, which is located at the end of this prospectus.

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Not all Funds may be available in all states.
See the current prospectus for each Fund as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds and can be accessed online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can receive a paper copy by submitting a request at the Home Office. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payment from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.
We make certain payments to Sunset Financial, principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.

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You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund. Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

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CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGE
We deduct a 2.25% premium expense charge from each Premium Payment.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.
State premium tax rates vary by state and, if applicable, currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.
We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.
The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  We currently place Insureds in one of the following classes, based on underwriting:
•	Standard Smoker—available issue ages 15-80
•	Standard Nonsmoker—available issue ages 0-80
•	Preferred Nonsmoker—available issue ages 15-80
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See "HOW YOUR CONTRACT VALUES VARY" for explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

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Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class.  Cost of insurance rates for an Insured in a nonsmoker or smoker standard class are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard risk class.
Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount, risk class, and other factors.
We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.
We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.
We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase.  The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase.  We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount.  (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.)  On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above.  This percentage remains fixed until the Specified Amount is changed.
Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See "DETERMINATION OF CONTRACT DATE")  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:
•	a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.
•	an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.
Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Disability Continuance Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Extra Protection. We assess a monthly charge per $1,000 of rider coverage amount.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We may assess a $250 processing fee.
•	Accelerated Death Benefit/Terminal Illness Rider. We may assess a $200 processing fee.
•	Maturity Extension Rider. We do not assess a charge for this rider.

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DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.90% of net assets.  We guarantee that this rate will not increase for the duration of a Contract.
The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.
We may make a profit from this charge. Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
During the first fifteen Contract Years or the fifteen years following an increase in Specified Amount, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered; lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  The surrender charge deducted upon a reduction in Specified Amount is calculated as if the amount of the reduction is the amount surrendered.  The surrender charge is the sum of two parts:
•	the deferred sales load; and
•	the deferred administrative expense.
The total surrender charge will not exceed the maximum surrender charge set forth in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  For purposes of calculation surrender charges deducted upon a decrease in Specified Amount due to a partial surrender, we allocate Premiums paid based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each decrease bears to the total "coverage premium weighting factor" for the Contract.  The "coverage premium weighting factor" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  (See "CHANGES IN SPECIFIED AMOUNT")  Also, for purposes of calculating the surrender charge, decreases in Specified Amount are taken on a "last-in, first-out" (LIFO) basis.
We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.
Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only slightly higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
Deferred Sales Load. The purpose of the deferred sales load is to reimburse us for some of the expenses we incur in the distribution of the Contracts.  The maximum deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract. We base the maximum Premium amount shown in the Contract on the issue age, sex, Specified Amount and smoking and risk class applicable to the Insured.  (See the Appendix for a chart that shows the maximum deferred sales load factor per $1,000 of Specified Amount for male and female smoker and non-smoker Insureds of varying ages in the standard risk class.)  If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking and risk class at the time of the increase.
The deferred sales load in the first nine years of the surrender charge period is 30% of actual Premiums paid up to the maximum Premium amount shown in the Contract.  After the ninth year of the surrender charge period, the deferred sales load declines until it reaches 0% in the fifteenth year of the surrender charge period.

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Deferred Administrative Expense. The deferred administrative expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations.
The Table below shows the deferred administrative expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.  The deferred administrative expense is a dollar amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.
Table of Deferred Administrative Expenses per $1,000 of Specified Amount
End of Year*	Deferred Administrative Expense
1-5	5.00
6	4.50
7	4.00
8	3.50
9	3.00
10	2.50
11	2.00
12	1.50
13	1.00
14	0.50
15	0.00
* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.
After the fifth year, we will prorate monthly the deferred administrative expense between years. The charge for the first five years is level.
Example.  Assume that a 35-year old male non-smoker in a risk class of Preferred purchases a Contract with a $100,000 Specified Amount.  He makes annual Premium Payments of $1,000 per year for five Contract Years.  In year five, he surrenders the Contract.
Deferred Sales Load Portion of the Surrender Charge.  The deferred sales load is equal to 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract of $5,040.  This maximum amount can be calculated by multiplying (i) the deferred sales load factor shown in the Appendix for a 35-year old male non-smoker in the Preferred risk class, or 50.40, by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the factors are expressed in amounts per $1,000 of Specified Amount).  Since actual Premiums paid, or $5,000, is less than the maximum Premium amount, $5,040, the deferred sales load charge is 30% of actual Premiums paid, or $1,500.
Deferred Administrative Expense Portion of the Surrender Charge.  The deferred administrative expense is equal to a dollar amount per $1,000 of Specified Amount.  This amount can be calculated by multiplying (i) $5.00 (since the Contract is surrendered in year five), by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the dollar amounts are expressed per $1,000 of Specified Amount).  The result equals $500.
Total Surrender Charge.  The total surrender charge is equal to the sum of the deferred sales load and the deferred administrative expense.  In the above example, the total surrender charge is equal to the sum of (i) the deferred sales load, $1,500, and (ii) the deferred administrative charge, $500, or $2,000.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.  You pay this partial surrender fee on any partial surrender.  You also pay a surrender charge as described above if the partial surrender reduces the Specified Amount during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge, which is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually), will not exceed 2%.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.

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FUND EXPENSES
The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Fee Table" of this Prospectus and the prospectuses for the Funds.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium Payments will be made under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.  The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.
While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
OWNERSHIP
The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGES OF OWNERSHIP
You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.

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Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)–Premium with Application
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Government Allotment (GA) and Federal Allotment (FA)
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.
You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.

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If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Hermes Government Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount during the 30-day period, and if you return the Contract during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.
PREMIUM PAYMENTS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will set a Planned Premium amount.  This amount is only an indication of your preference in making Premium Payments.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payments you propose to make.  (See "PLANNED PREMIUM PAYMENTS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premium Payments exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "ALLOCATIONS AND TRANSFERS")
General Premium Information.  We will not accept Premium Payments after the Maturity Date.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.
If mandated under applicable law, we may be required to reject a Premium Payment.

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Planned Premium Payments. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.
You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE" and "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of planned Premiums Payments at any time.
Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premium Payments are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:
•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for ten years after the Contract Date and ten years after the effective date of an increase in the Specified Amount.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:
•	recalculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
Premium Payments Upon Increase in Specified Amount.  A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments.  (See "CHANGES IN SPECIFIED AMOUNT")
PREMIUM PAYMENTS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if: there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")
After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

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Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT")
ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premium Payments received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial Premium to the Federated Hermes Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Hermes Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

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We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

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Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile and electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Hermes Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

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You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile and electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
As long as the Contract remains in force, upon receipt at the Home Office of satisfactory proof of the Insured's death, we will pay the Death Proceeds as provided in the Designation of Death Benefit Payout Endorsement.  If the Contract does not include the endorsement, we must receive written direction from each eligible recipient of the Death Proceeds regarding how to make the death benefit payment as well as any other required document, form or information.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay the Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds are equal to the following:
•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; minus
•	any Indebtedness on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.
If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.
COVERAGE OPTIONS
You may choose one of two Coverage Options, which will be used to determine the death benefit:
•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The "applicable percentage" is 250% when the Insured is Age 40 or less.  The percentage decreases each year after Age 40 to 100% when the Insured has attained Age 95.

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INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION
The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.
CHANGES IN COVERAGE OPTION
We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.
When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change.  The death benefit will increase by the amount of the Contract Value on the effective date of the change.  When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change.  We may require satisfactory evidence of insurability.
A change in Coverage Option may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Coverage Option.
CHANGES IN SPECIFIED AMOUNT
You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.
A change in Specified Amount may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Coverage Option.
Decreases.  We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.
Decreasing the Specified Amount may decrease monthly cost of insurance charges.  However, a surrender charge will apply if the Specified Amount is decreased.  (See "SURRENDER CHARGE")
We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:
•	to help ensure compliance with the guideline premium limitations;
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
•
if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

Increases.  In order to be eligible for an increase you must submit an application.  We may require satisfactory evidence of insurability.  We may decline an application for an increase.
Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.
An increase has the following effect on Premium Payments:
•	a change in Planned Premium Payments may be advisable. (See "PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT");
•	a new Guaranteed Payment Period begins on the effective date of the increase and will continue for ten years. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM"); and
•	if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")

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A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See "SURRENDER CHARGE")  After an increase, we (for purposes of calculating surrender charges) attribute a portion of each Premium Payment you make to the Specified Amount increase, even if you do not increase the amount or frequency of your Premiums.  We allocate Premiums based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each increase bears to the total "coverage premium weighting factor" for the Contract.
The "coverage premium weighting factor" is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  We calculate this amount using the following assumptions:
•	cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables;
•	net investment earnings under the Contract;
•	an effective annual rate of 5%; and
•	sales and other charges imposed under the Contract.
For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.
You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.
SUPPLEMENTAL AND/OR RIDER BENEFITS
In addition to the standard death benefits associated with your contract, other standard and/or optional benefits may also be available to you. the following table summarizes information about those benefits. Information about fees associated with each benefit may be found in the fee table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Disability Continuance of Insurance (DCOI)	Covers Monthly Deductions during the period of total disability of the Insured	Optional
• Issue Ages: 15-55, renewal through Age 59
• Become payable after the Insured’s total disability exists for six consecutive months (total disability occurs before age 60)
• Benefits under DCOI will continue until the Insured is no longer totally disabled

Disability Premium Benefit Rider (DPB)	Provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured	Optional	• Issue ages: 15-55, renewal through Age 59 • Benefits become payable after the Insureds total disability exists for six consecutive months and total disability occurs before Age 60

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Benefit (ADB)	Provides for payment of an additional amount of insurance in the event of accidental death	Optional	• Issue ages: 5-60 • Terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)	Allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured	Optional	• Issue ages: 0-38 • Increasing the Contract’s Specified Amount may have tax consequences
Spouse's Term Insurance (STI)	Provides decreasing term insurance on the Insured's spouse	Optional	• Issue ages: 15-50 (Spouse's age) • Maximum number of five units may be purchased • See Rider contract for table specifying the amount of insurance per unit of coverage.
Children's Term Insurance (CTI)	Provides level term insurance on each Insured Child	Optional
• Issue ages:  14 Days - 17 Years (Children's ages)
• Continues until the Contract Anniversary on which the Insured Child’s attained Age is 25
• Expires on the Contract Anniversary on which the Insured is Age 65

Other Insured Term Insurance (OI)	Provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children	Optional	• Issue ages: 0-65 (Other Insured's age) • Coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested
Maturity Extension Rider (MER)	Provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years	Optional	• Issue ages: No restrictions
Monthly Benefit Rider (MBR)
Pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available)
Optional
• Issue ages: 20-55
• At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy
• The coverage expires at the date shown in the policy

Accelerated Death Benefit/Living Benefits Rider (LBR)	Provides opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee)	Optional	Effective January 1, 2019, the LBR can no longer be added to inforce contracts. • Issue Ages: No restrictions • Terminal Illness Option and Nursing Home Option

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)
Provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for this rider
		Optional	Effective January 1, 2019, the ELB can no longer be added to inforce contracts. • Issue ages: 20 – 80
Accelerated Death Benefit/Terminal Illness Rider (TIR)	Accelerates payment of the death benefit if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force	Optional
Effective January 1, 2019, the TIR can no longer be added to inforce contracts.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences

The death benefit options provide protection in the event of a market downturn.   However, there are additional costs associated with certain of the supplemental and/or rider benefits that supplement the death benefit options.  Those costs can limit the Contract’s participation in rising equity markets.  Please consult your financial professional.
Disability Continuance of Insurance (DCOI)
Issue ages: 15‑55, renewal through Age 59
This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Disability Premium Benefit Rider (DPB)
Issue ages:  15-55, renewal through Age 59
This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Accidental Death Benefit (ADB)
Issue ages:  5-60
This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)
Issue ages:  0-38
This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider Contract for the specific dates.  Increasing the Contract’s Specified Amount may have tax consequences.  You should consult a tax adviser before doing so.
Spouse's Term Insurance (STI)
Issue ages:  15-50 (Spouse's age)

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This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.
Children's Term Insurance (CTI)
Issue ages:  14 Days - 17 Years (Children's ages)
This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.
Other Insured Term Insurance (OI)
Issue ages:  0-65 (Other Insured's age)
This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.
Extra Protection (EXP)
Issue ages:  0-80
This rider provides level yearly renewable term coverage on the Insured.  The coverage expires at the Contract Anniversary on which the Insured is Age 95 unless an earlier date is requested.
Maturity Extension Rider (MER)
Issue ages:  No restrictions
This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years.  The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain.  You should consult a tax adviser as to such consequences.
Monthly Benefit Rider (MBR)
Issue ages: 20-55
This rider pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy.  The coverage expires at the date shown in the policy.
Accelerated Death Benefit/Living Benefits Rider (LBR)
Effective January 1, 2019, the LBR can no longer be added to inforce contracts.
Issue ages:  No restrictions
This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:
Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.
Nursing Home Option.  This option will be available if:

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•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.
An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:
•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.
For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:
Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%. We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.
Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract Indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.
We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.
Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.

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If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.
Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:
• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.
You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.
Termination.  This rider terminates the earliest of:
• the date the Contract terminates for any reason;
• the date you cancel this rider;
• the date your Contract matures; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.
Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences.  You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.
If you add the LBR, you cannot add the Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB) or the Accelerated Death Benefit/Terminal Illness Rider (TIR).
There is no monthly charge for this rider, but we may assess a $250 processing fee.
Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)
Effective January 1, 2019, the ELB can no longer be added to inforce contracts.
Issue ages:  20 – 80
This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
More specifically, you may elect the confinement trigger if:
•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
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Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and
•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.
You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:
•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.
The activities of daily living are:
•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

• Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
• Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
• Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
• Transferring – Moving into or out of a bed, chair or wheelchair.
There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.
You may elect to receive benefit payments monthly or in a lump sum.
The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. For ELB riders issued on or after May 29, 2012 and subject to state approval, the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $500,000 regardless of the number or sizes of the contracts or riders in force.  In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.
Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $350,000.  The Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $350,000.  For ELB riders issued on or after May 29, 2012 and subject to state approval, the Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $500,000 and the Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $500,000.

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We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.
If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.
This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.
If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.
The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates or matures, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.
A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death, maturity, or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.
Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.
Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.
You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.
Your rider contains more information about the ELB.  Please read it carefully.
The contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.
If you add the ELB, you cannot add the LBR.

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Example:
Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.
The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.
After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.
Current Contract Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Payment Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Contract Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000
Accelerated Death Benefit/Terminal Illness Rider (TIR)
Effective January 1, 2019, the TIR can no longer be added to inforce contracts.
Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.
The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:
•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.
The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.
For Contracts with death benefit Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with death benefit Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For purposes of calculating the accelerated death benefit percentage:

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"B" is the accelerated death benefit;
"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.
If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
The Accelerated Death Benefit/Terminal Illness rider will terminate on the earliest of:
•	the date your Contract terminates;
•	the date we pay an accelerated death benefit;
•	the date you cancel this rider; or
•	the date your Contract matures.
Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $46,669.81 after the deduction of a $2,830.19 interest charge and a $500.00 loan repayment amount.
After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.
Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,830.19
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$46,669.81
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500

You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
If you add the TIR, you cannot add the LBR.
There is no monthly charge for this rider, but we may assess a $200 processing fee.
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS
The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

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The Other Insured rider has one risk class for nonsmokers and one risk class for smokers.  The nonsmoker cost of insurance rates for this rider is generally between the Contract's preferred and standard nonsmoker rates.  The smoker cost of insurance rates is near the Contract's smoker rates.  The cost of insurance rates for the Extra Protection Rider is generally lower than the Contract's rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.
Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.
Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.
The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules. We have the right to reject any application.
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM" and "GRACE PERIOD")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year.  We will credit any bonus on each Monthly Anniversary Day.  The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We do not guarantee that we will credit the bonus.
DETERMINING THE CONTRACT VALUE
On the Allocation Date the Contract Value is equal to the initial Premium less the premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day
Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units we credit to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:

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•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.
Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.
Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Indebtedness.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE" and "MATURITY BENEFIT")
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See "PAYMENT OF PROCEEDS")
Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

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Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct Indebtedness from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See "PREMIUM PAYMENTS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

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When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  We reserve the right to reject a partial surrender request if:
•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•
the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.  If a partial surrender does result in a reduction of the Specified Amount, a surrender charge will apply as described in "SURRENDER CHARGE."

We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
MATURITY BENEFIT
The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force.  The Maturity Date is the next Contract Anniversary following the Insured’s 95th birthday.  The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1:  Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income.  We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

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Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts.  We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options.  You may choose an option by Written Notice during the Insured’s lifetime.  If a payment option is not in effect at the Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the Insured’s death.  But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and

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•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
REINSTATEMENT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions.  In order to reinstate, we must receive satisfactory evidence of insurability of the Insured, payment of the premium amount which would have been sufficient to keep the contract from lapsing with 6% interest from the date of lapse, plus two months of guaranteed monthly premium if the contract lapsed during the guaranteed payment period or three-monthly deductions if the contract lapsed after the guaranteed payment period and payment of any deferred sales load refunded when lapse occurred.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General.  We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Contract Owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts.  Due to the Contract's flexibility with respect to Premium Payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums

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paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.
Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:
•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Contract Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Contract Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or the joint lives (or joint life expectancies) of the Contract Owner and the Contract Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a modified endowment contract, distributions that occur during the Contract Year will be taxed as distributions from a modified endowment contract.  In addition, distributions from a Contract within two years before it becomes a modified endowment contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.
Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or

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residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Multiple Contracts.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.
Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.
Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contract.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"). prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
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Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Benefits Proceeds Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding any of these riders to a Contract or requesting payment under such riders.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death.  The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner of Beneficiary will determine the extent, if any, to which federal, state and local transfers and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations.  Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.  We pay commissions to selling firms for the sale of the Contracts by registered representatives as well as selling firms.  The maximum commissions payable for sales are:  120% of Premiums up to one target Premium and 3% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above.  Additional amounts may be paid in certain circumstances.  For Premiums received following an increase in Specified

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Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.
We and/or Sunset Financial may pay certain selling firms additional amounts for:  (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their registered representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; and (4) other sales expenses incurred by them.  We and/or Sunset Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including the Contract).   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons of Sunset Financial; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
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Accessing your account on the Internet at http://www.kclife.com can also make request.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are required to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

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DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured’s Age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the Death Benefit.  Option A provides a Death Benefit at least equal to the Specified Amount.  Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Proceeds	The amount of Proceeds payable upon the Insured’s death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term “Home Office” is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

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Insured	The person whose life we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which the New York Stock Exchange is open for trading, or any other day on which there is a sufficient degree of trading in the investments of the Subaccounts such that the current value might be materially affected.  Currently the New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

50

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently the, close of normal trading occurs at 3 p.m. Central Time.  The term “Valuation Period” is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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APPENDIX A – PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolio Companies available under the Contract.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://www.kclife.com/prospectus/default.htm.  You can also request this information at no cost by calling us at (800)-616-3670 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects the fees and expenses of the Portfolio Companies but do not reflect the other fees and charges that the Contract may charge. Expenses would be higher and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2024)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.85%	34.89%	15.84%	14.16%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.80%	25.60%	12.35%	9.42%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.97%	34.27%	14.65%	14.39%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.54%	16.44%	8.32%	8.32%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. Providing growth of capital is a secondary objective	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53% [i]	10.19%	6.02%	5.48%
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds Insurance Series® Capital World Bond Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.73%	-3.04%	-2.41%	-0.09%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.66% [i]	13.68%	9.76%	10.74%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53%	24.23%	13.01%	12.20%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.82% [i]	6.55%	4.54%	6.22%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.90% [i]	14.63%	5.30%	5.88%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing, while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Washington Mutual Investors FundSM – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88% [i]	13.99%	5.61%	5.28%
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.94% [i]	23.50%	11.30%	10.42%
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88% [i]	17.69%	7.39%	7.43%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.10% [i]	-0.45%	-2.52%	0.78%
The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim Co., LLC (Sarofim & Co.)).	0.85%	12.81%	11.95%	11.56%
The fund seeks capital growth.	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management North America, LLC)	0.74% [i]	4.62%	5.89%	6.47%
The fund seeks to match the total return of the S&P 500® Index.	BNY Mellon Stock Index Fund, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Mellon Investments Corporation)	0.27%	24.67%	14.21%	12.81%
The fund seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.67%	24.89%	13.46%	11.52%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).	1.26%	21.08%	11.84%	10.06%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.07% [i]	23.37%	10.80%	10.93%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.18% [i]	26.58%	20.37%	20.25%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.10% [i]	13.66%	9.19%	6.95%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series Federated Hermes Managed Volatility Fund II – P (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	1.00% [i]	15.56%	5.32%	5.30%
Seek high current income	Federated Hermes Insurance Series Federated Hermes High Income Bond Fund II – P (Manager: Federated Hermes Investment Management Company).	0.83% [i]	6.27%	3.19%	4.48%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Federated Hermes Government Money Fund II – S (Manager: Federated Hermes Investment Management Company).	0.66% [i]	4.67%	2.09%	1.36%
Long-term capital appreciation	Fidelity® Variable Insurance Products Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.81%	33.45%	16.74%	13.33%
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products Freedom Income Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.62%	4.20%	2.26%	3.19%
66

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2010 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.65%	5.06%	3.26%	4.38%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2015 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.68%	6.21%	4.08%	5.11%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2020 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.71%	7.40%	4.89%	5.76%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2025 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.73%	8.28%	5.52%	6.27%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2030 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.76%	9.14%	6.25%	7.03%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2035 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.80%	10.77%	7.56%	8.01%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2040 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.84%	12.81%	8.83%	8.68%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2045 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.86%	13.54%	9.06%	8.80%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2050 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.86%	13.55%	9.06%	8.79%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).	1.25% [i]	-0.32%	-0.30%	2.30%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).	1.08% [i]	11.04%	9.75%	9.32%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).	1.36% [i]	7.67%	0.88%	3.98%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).	1.06% [i]	-1.00%	2.60%	2.38%
Capital growth	LVIP American Century Capital Appreciation Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.79% [i]	24.98%	11.42%	10.96%
Capital growth by investing in common stocks (Income is a secondary objective)	LVIP American Century Disciplined Core Value Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.71% [i]	13.09%	8.19%	8.24%
Capital growth	LVIP American Century International Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.95% [i]	2.61%	3.54%	4.93%
Long-term capital growth (Income is a secondary objective)	LVIP American Century Mid-Cap Value Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.86% [i]	8.73%	7.29%	8.03%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Long-term capital growth	LVIP American Century Ultra® Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.75% [i]	28.80%	18.20%	16.46%
Long-term capital growth (Income is a secondary objective)	LVIP American Century Value Fund – Standard Class II (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.71% [i]	9.48%	8.59%	8.18%
Long-term total return using a strategy that seeks to protect against U.S. inflation	LVIP American Century Inflation Protection Fund – Service Class (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: American Century Investment Management, Inc.).	0.72% [i]	1.54%	1.22%	1.73%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	LVIP JPMorgan Mid Cap Value Fund – Standard Class Shares (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.73%	14.29%	8.70%	7.98%
Capital growth over the long term	LVIP JPMorgan Small Cap Core Fund – Standard Class Shares (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.75%	11.71%	7.05%	7.31%
Provide high total return from a portfolio of selected equity securities	LVIP JPMorgan U.S. Equity Fund – Standard Class Shares (Manager: Lincoln Financial Investments Corporation; Sub-Adviser: J.P. Morgan Investment Management Inc.).	0.65%	23.99%	15.74%	13.39%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.72% [i]	31.47%	14.74%	15.11%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.76% [i]	18.87%	11.88%	11.66%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.53% [i]	2.55%	0.39%	1.89%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.61% [i]	7.75%	6.16%	6.46%
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.79% [i]	11.66%	5.88%	6.29%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Income Portfolio – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.67%[i]	3.25%	1.04%	2.66%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.76%	6.09%	3.23%	3.54%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	7.71%	4.11%	3.96%

70

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2024)
			1 year	5 year	10 year
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	7.58%	3.88%	3.99%

i  Denotes Fund Portfolio and their investment adviser have entered into temporary expense reimbursements and/or fee waivers. See the prospectus for the Fund Portfolio for further information

60

APPENDIX B – MAXIMUM SURRENDER CHARGE FACTORS

(Per $1,000 of Specified Amount)

	Male		Female			Male		Female
Issue Age	SM	NS	SM	NS	Issue Age	SM	NS	SM	NS
0		24.48		23.76	40	82.80	62.64	63.36	54.00
1		24.48		23.76	41	87.12	66.24	66.24	56.16
2		24.48		23.76	42	90.72	69.12	69.12	59.04
3		24.48		23.76	43	95.76	72.72	72.00	61.20
4		24.48		23.76	44	100.08	75.60	75.60	64.08

5		24.48		23.76	45	105.12	79.92	79.20	66.96
6		25.20		23.76	46	110.16	83.52	82.08	70.56
7		25.20		23.76	47	115.92	87.84	86.40	73.44
8		25.92		24.48	48	121.68	92.16	90.00	77.04
9		25.92		24.48	49	128.16	97.20	94.32	80.64

10		26.64		24.48	50	134.64	102.24	98.64	84.96
11		28.08		25.20	51	141.12	107.28	102.96	88.56
12		28.80		25.20	52	148.32	113.04	108.00	92.88
13		30.24		25.92	53	156.24	118.80	113.04	97.92
14		30.96		25.92	54	164.88	125.28	118.80	102.96

15	36.72	32.40	29.52	26.64	55	173.52	132.48	123.84	108.00
16	37.44	32.40	30.24	26.64	56	182.16	139.68	130.32	113.04
17	37.44	32.40	30.24	27.36	57	191.52	146.88	136.80	119.52
18	38.16	33.12	30.96	27.36	58	202.32	155.52	143.28	125.28
19	38.16	33.12	30.96	28.08	59	213.12	164.16	150.48	132.48

20	38.88	33.12	31.68	28.08	60	224.64	173.52	158.40	139.68
21	39.60	33.12	32.40	28.08	61	236.88	183.60	167.04	147.60
22	40.32	33.12	32.40	28.08	62	249.84	194.40	176.40	155.52
23	41.04	33.12	33.12	28.80	63	263.52	205.92	185.76	164.88
24	41.76	33.12	33.12	28.80	64	277.92	218.16	196.56	174.24

25	42.48	33.12	33.84	28.80	65	293.04	231.12	207.36	184.32
26	44.64	34.56	35.28	30.24	66	308.88	245.52	218.88	195.84
27	46.08	36.00	36.72	30.96	67	326.16	260.64	231.84	207.36
28	48.24	37.44	38.16	32.40	68	344.16	276.48	244.80	220.32
29	50.40	38.88	39.60	33.84	69	363.60	293.76	259.92	234.72

30	52.56	40.32	41.04	35.28	70	383.76	312.48	275.76	249.84
31	54.72	42.48	43.20	36.72	71	405.36	332.64	293.04	266.40
32	57.60	43.92	44.64	38.16	72	429.12	354.24	312.48	284.40
33	59.76	46.08	46.80	39.60	73	452.88	376.56	332.64	303.84
34	62.64	48.24	48.96	41.76	74	478.80	401.04	354.96	325.44

35	65.52	50.40	51.12	43.20	75	505.44	426.96	378.72	348.48
36	68.40	52.56	53.28	45.36	76	532.80	454.32	403.20	372.96
37	72.00	54.72	55.44	47.52	77	561.60	483.12	430.56	399.60
38	75.60	57.60	58.32	49.68	78	591.84	514.80	459.36	429.12
39	79.20	60.48	60.48	51.84	79	624.24	547.92	491.04	460.80
					80	658.80	584.64	525.60	495.36
61

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080
Contract Identifier C000024867

3520 Broadway
Kansas City, Missouri 64111
Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.

62

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  This Statement of Additional Information incorporates terms used in the current prospectus for the Contract.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2025.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).

1

ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.
PLANNED PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums Payments paid, as discussed in the Prospectus.
PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

2

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the three risk classes, based on underwriting:  Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  Standard Nonsmoker rates are available for Issue Ages 0-80.  Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80.  Contracts with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges:
•
The Preferred Nonsmoker risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above.  Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

•
Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.  If an Insured does not qualify as a nonsmoker cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS
Effective January 1, 2009, the Contract is no longer offered for sale.
We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2022	$153,481.00	$153,481.00
2023	$145,445.00	$145,445.00
2024	$150,656.00	$150,656.00
* Includes sales compensation paid to registered persons of Sunset Financial.
OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

3

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS
Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2024 and 2023 and for each of the years in the three-year period ended December 31, 2024; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended; have been included herein in reliance upon the report of Forvis Mazars, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

4

FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2024 and 2023; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2024.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2024; and
•
related statement of operations for the period or year ended December 31, 2024, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2024, and financial highlights for each of the periods or years in the five-year period ended December 31, 2024.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

5

Financial Information
Amounts in thousands, except share data, security counts, claim counts, or as otherwise noted.
Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2024 - $2,568,893; 2023 - $2,535,401)	$2,350,032	$2,352,043
Equity securities, at fair value (cost: 2024 - $1,084; 2023 - $1,076)	819	845
Mortgage loans (net of allowance for credit losses: 2024 - $1,416; 2023 - $1,581)	575,068	592,328
Real estate	96,867	98,042
Policy loans	84,913	84,025
Short-term investments	64,917	91,569
Other investments	48,825	27,488
Total investments	3,221,441	3,246,340

Cash	8,101	9,695
Accrued investment income	31,147	29,815
Deferred acquisition costs	302,130	308,737
Reinsurance recoverables (net of allowance for credit losses: 2024 - $1,367; 2023 - $1,353)	404,191	409,213
Deposit asset on reinsurance	377,475	419,448
Other assets	261,049	233,968
Separate account assets	413,426	395,946
Total assets	$5,018,960	$5,053,162

LIABILITIES
Future policy benefits	$1,428,386	$1,415,755
Policyholder account balances	2,154,596	2,199,730
Policy and contract claims	56,227	59,295
Other policyholder funds	195,398	191,820
Other liabilities	189,478	181,259
Separate account liabilities	413,426	395,946
Total liabilities	4,437,511	4,443,805

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	948,985	959,373
Accumulated other comprehensive loss	(190,381)	(172,861)
Treasury stock, at cost (2024 and 2023 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	581,449	609,357
Total liabilities and stockholders’ equity	$5,018,960	$5,053,162
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income
	Year Ended December 31,
	2024	2023	2022
REVENUES
Insurance revenues:
Net premiums	$196,363	$211,166	$208,608
Contract charges	124,786	122,587	124,044
Total insurance revenues	321,149	333,753	332,652
Investment revenues:
Net investment income	164,616	157,641	153,879
Net investment gains (losses)	(676)	62,053	(16,643)
Total investment revenues	163,940	219,694	137,236
Other revenues	5,698	5,473	6,754
Total revenues	490,787	558,920	476,642

BENEFITS AND EXPENSES
Policyholder benefits	250,352	265,788	258,399
Interest credited to policyholder account balances	78,801	74,311	72,974
Amortization of deferred acquisition costs	35,255	34,359	40,593
Operating expenses	132,705	115,152	125,433
Total benefits and expenses	497,113	489,610	497,399

Income (loss) before income tax expense (benefit)	(6,326)	69,310	(20,757)

Income tax expense (benefit)	(1,361)	14,390	(4,539)

NET INCOME (LOSS)	$(4,965)	$54,920	$(16,218)

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$(28,048)	$68,940	$(366,516)
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	3,266	(6,055)	31,334
Policyholder liabilities	—	—	26,765
Benefit plan obligations	7,262	5,844	(7,424)
Other comprehensive income (loss)	(17,520)	68,729	(315,841)

COMPREHENSIVE INCOME (LOSS)	$(22,485)	$123,649	$(332,059)

Basic and diluted earnings per share:
Net income (loss)	$(0.51)	$5.67	$(1.67)
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholder's Equity
	Year Ended December 31,
	2024	2023	2022

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	959,373	910,438	933,338
Net income (loss)	(4,965)	54,920	(16,218)
Stockholder dividends (2024 and 2023 - $0.56 per share; 2022 - $0.69 per share)	(5,423)	(5,423)	(6,682)
Cumulative effect of adoption of new accounting principle	—	(562)	—
End of year	948,985	959,373	910,438

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	(172,861)	(241,590)	74,251
Other comprehensive income (loss)	(17,520)	68,729	(315,841)
End of year	(190,381)	(172,861)	(241,590)

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$581,449	$609,357	$491,693
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows
	Year Ended December 31,
	2024	2023	2022
OPERATING ACTIVITIES
Net income (loss)	$(4,965)	$54,920	$(16,218)
Adjustments to reconcile net income (loss) to net cash used from operating activities:
Amortization of investment premium and discount	1,259	1,954	2,837
Depreciation and amortization	3,524	5,255	6,592
Acquisition costs capitalized	(21,973)	(23,616)	(26,612)
Amortization of deferred acquisition costs	35,255	34,359	40,593
Net investment losses (gains)	676	(62,053)	16,643
Changes in assets and liabilities:
Reinsurance recoverables	5,022	(8,512)	(2,372)
Future policy benefits	12,631	26,831	24,861
Policyholder account balances	(80,089)	(91,089)	(92,909)
Income taxes payable and deferred	(20,743)	4,722	(7,304)
Other, net	11,034	6,692	(442)
Net cash used	(58,369)	(50,537)	(54,331)

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(240,556)	(335,463)	(441,308)
Equity securities	—	—	(8)
Mortgage loans	(39,545)	(23,539)	(69,974)
Real estate	(1,425)	(2,454)	(2,733)
Policy loans	(3,746)	(3,531)	(7,116)
Other investments	(26,798)	(10,861)	(14,553)
Property and equipment	(1,306)	(916)	(535)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	200,257	265,130	343,993
Equity securities	—	—	2,000
Mortgage loans	56,970	62,799	74,111
Real estate	570	68,739	843
Policy loans	2,857	2,246	6,437
Other investments	13,066	8,299	3,639
Property and equipment	—	20	25
Net sales (purchases) of short-term investments	26,651	(33,071)	16,004
Net cash used	(13,005)	(2,602)	(89,175)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows
	Year Ended December 31,
	2024	2023	2022
FINANCING ACTIVITIES
Policyholder account balances - deposits	$190,546	$195,571	$207,231
Policyholder account balances - receipts from funding agreements	20,000	—	70,000
Withdrawals from policyholder account balances	(185,834)	(203,536)	(172,117)
Change in deposit asset on reinsurance, net	56,583	81,524	45,799
Net transfers from separate accounts	721	2,678	7,841
Change in other deposits	(6,813)	(15,748)	(6,217)
Cash dividends to stockholders	(5,423)	(5,423)	(6,682)
Net cash provided	69,780	55,066	145,855

Increase (decrease) in cash	(1,594)	1,927	2,349
Cash at beginning of year	9,695	7,768	5,419
Cash at end of year	$8,101	$9,695	$7,768

Non-Cash Activity
In 2023, we had a non-cash investing transaction that consisted of a transfer of $4.7 million of land from real estate to real estate joint ventures.  We also had a non-cash investing transaction that consisted of a sale of real estate in exchange, in part, for a commercial mortgage loan of $38.5 million.
In 2022, we had a non-cash investing transaction that consisted of the receipt of a $0.6 million equity security and a $1.0 million fixed maturity security in exchange for a $1.6 million fixed maturity security as a result of the Chapter 11 Bankruptcy of the issuer of one of our fixed maturity securities.  The new equity and fixed maturity securities were recorded at fair value, which equaled the fair value of the fixed maturity security that was extinguished.
In 2022, we entered into a reinsurance arrangement in the form of a deposit-type contract that resulted in the non-cash transfer of $493.9 million of fixed maturity securities and $516.2 million of policyholder account balance liabilities to a certified domestic reinsurer.  See the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies for further information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements
1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri-domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Old American Insurance Company (Old American) and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries of Kansas City Life.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered.  For additional information on our segments, please see Note 17 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to prior period results to conform with the current period’s presentation.
Business Changes
There were no significant business changes during 2024 or 2023.
On May 25, 2022, retroactive to April 1, 2022, we entered into a reinsurance arrangement whereby we reinsured a sizeable block of fixed annuity contracts to a certified domestic reinsurer.  This closed block of contracts reflected business issued prior to 2015 and consisted entirely of higher guaranteed interest rate products.  We have accounted for this transaction as a deposit-type contract.  For additional information on this reinsurance arrangement, please see Note 14 - Reinsurance.
Current Economic Environment
The U.S. economy faces a complex post-pandemic environment characterized by tight labor markets, persistent inflation, and geopolitical uncertainty.  While inflation has moderated from 2022-2023 highs, it remains above the Federal Reserve’s 2% target.  The Federal Reserve enacted a series of rate cuts in the latter half of 2024, totaling 100 basis points.  This brought the target range to 4.25% to 4.50%.
Despite high rates, the economy has demonstrated remarkable resilience, with robust consumer spending and above-trend gross domestic product (GDP) growth, driven by strength in services and business investment.  Still, interest rate-sensitive sectors like commercial real estate and construction remain under pressure.
This environment presents both opportunities and challenges.  Higher yields offer attractive reinvestment options for fixed income; however, some existing holdings have experienced value depreciation.  A prolonged period of tight monetary policy raises concerns about a potential recession, which could increase the risk of asset impairments, defaults, and delinquencies.
Use of Estimates
The preparation of the consolidated financial statements requires the Company's management to make estimates and assumptions relating to the reported amounts of certain assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of certain revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include determinations of fair values of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Significant Accounting Policies
Investments
Valuation of Investments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least four primary sources of investment risk, including: credit, interest rate, liquidity, and inflation.
Fixed Maturity Securities
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in Accumulated Other Comprehensive Income (Loss).  Unrealized gains or losses are recorded net of the adjustment to policyholder liabilities, DAC, VOBA, and DRL, to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  Adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  Adjustments to policyholder liabilities represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.
The Company evaluates securities for credit loss when fair value is less than amortized cost, interest payments are missed, or the security is experiencing other potential credit issues.  The assessment of whether credit losses have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 3 - Investments.
The Company adopted Accounting Standards Update (ASU) No. 2016-13 Measurement of Credit Losses on Financial Instruments effective January 1, 2023.  After adoption of this guidance, a credit loss is recognized in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income for securities in an unrealized loss position when it is anticipated that the amortized cost, excluding accrued investment income, will not be fully recovered.  When either the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the difference between the security’s amortized cost and estimated fair value.  If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an allowance for credit losses with a corresponding charge recorded in net investment gains (losses).  However, the allowance for credit losses is limited by the amount that the fair value is less than the amortized cost.  If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors is recorded in Other Comprehensive Income (Loss) as an unrealized loss.  This guidance also allows for subsequent improvements to occur.  Accordingly, the recorded value of the security may be increased and the allowance for credit losses may be reduced to an amount not below zero, as improvements occur and realized losses decline.
During the year ended December 31, 2022, prior to the adoption of ASU No. 2016-13 on January 1, 2023, the Company applied other-than-temporary impairment loss guidance for securities in an unrealized loss position.  An other-than-temporary impairment was recognized in investment revenues within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered.  When either the Company had the intent to sell the security, or it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the other-than-temporary impairment loss recognized in earnings was the difference between the security’s amortized cost and estimated fair value.  If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an other-than-temporary impairment loss in earnings.  If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of other-than-temporary impairment loss related to noncredit loss was recorded in Other Comprehensive Income (Loss) as an unrecognized loss.
Equity Securities
Equity securities are carried at fair value.  Changes in the fair value of equity securities are recognized through net investment gains (losses) in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Mortgage Loans
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, net of an allowance for credit losses.  The allowance for credit losses for mortgage loans is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Upon adoption of ASU No. 2016-13, credit losses on mortgage loans are recognized in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.  For mortgage loan investments, we use the Weighted Average Remaining Maturity method, which utilizes an average annual charge-off rate applied to the mortgage loan's remaining maturity schedule.  In determining the Company’s expected credit loss, management applies significant judgment to estimate expected lifetime credit losses, including pooling mortgage loans that share similar risk characteristics and past events and current and forecasted economic conditions.  The expected credit loss is calculated based on inputs unique to the individual loan portfolio.  On an ongoing basis, mortgage loans with dissimilar risk characteristics are evaluated individually for credit loss, such as loans with significant declines in credit quality, collateral dependent mortgage loans (for example when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), and reasonably expected troubled debt restructurings.  The expected credit loss for mortgage loans evaluated individually are established using specific cash flow assessments.  For example, the expected credit loss for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling costs when foreclosure is probable.
Real Estate
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, land in the process of development, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy Loans
Policy loans are carried at their outstanding principal amount.
Short-Term Investments
Short-term investments include cash equivalents and highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
Other Investments
Other investments include hedge positions classified as derivatives, alternative investment funds, equity holdings, and mineral rights.
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the Consolidated Balance Sheets.  The fair value of the reserves will fluctuate depending on market conditions.  However, this fluctuation is largely offset by a corresponding change in the realized gains or losses on these derivatives.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
The Company includes investments in alternative investment funds in Other Investments in the Consolidated Balance Sheets.  The Company does not have a controlling interest and is not the primary beneficiary for certain of these investments, which are in the form of limited partnerships.  As a result, the investments are accounted for using the equity method of accounting to determine the carrying value.  Adjustments to the carrying value reflect the pro rata ownership percentage of the operating results, as indicated by the net asset value in the financial statements of the limited partnership, which are reported on a three-month lag. The proportionate share of limited partnership income is reported as a component of Net Investment Income in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including sales and calls of investment securities, sales of real estate and joint ventures, the change in fair value of equity securities and other investments, impairments, and the change in the allowance for credit losses.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides detail about the composition of future policy benefits at December 31.
	2024	2023
Life insurance	$1,147,388	$1,127,544
Immediate annuities and supplementary contracts with life contingencies	253,773	259,989
Accident and health insurance	27,225	28,222
Future policy benefits	$1,428,386	$1,415,755
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
The Company has collateralized advance funding agreements with the Federal Home Loan Bank of Des Moines (FHLB) for which the funds are used in an arbitrage program to enhance investment income.  The maximum participation level was $140.0 million with this program at December 31, 2024, up from $100.0 million at December 31, 2023.  Total obligations outstanding under these agreements were $120.0 million at December 31, 2024 and $100.0 million at December 31, 2023.  These obligations are also reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.  For additional information, please see Note 10 - Debt.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2024, 2023, and 2022.
The following table provides detail about the composition of policyholder account balances at December 31.
	2024	2023
Universal life insurance	$1,066,662	$1,077,002
Fixed annuities	916,184	965,610
Immediate annuities and supplementary contracts without life contingencies	50,915	56,026
Funding agreements	120,835	101,092
Policyholder account balances	$2,154,596	$2,199,730
Deferred Acquisition Costs
DAC, principally agent commissions and other selling and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.  DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
The following table provides information about DAC at December 31.
	2024	2023
Balance at beginning of year	$308,737	$327,544
Capitalization of commissions and expenses	21,973	23,616
Gross amortization	(45,396)	(44,959)
Accrual of interest	10,141	10,600
Change in DAC due to the change in unrealized investment gains or (losses)	6,675	(8,064)
Balance at end of year	$302,130	$308,737
Value of Business Acquired
Under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of Other Assets with related amortization included in Operating Expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with an expense recorded in the current period.
The following table provides information about VOBA at December 31.
	2024	2023
Balance at beginning of year	$13,721	$18,460
Gross amortization	(1,519)	(2,127)
Accrual of interest	423	513
Change in VOBA due to the change in unrealized investment gains or (losses)	1,359	(3,125)
Balance at end of year	$13,984	$13,721
Interest accrued on the VOBA of one block of business was at the rates of 4.21% on the interest sensitive life portion and 5.25% on the traditional life portion, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities are largely associated with interest sensitive and variable products and are included in Other Policyholder Funds in the Consolidated Balance Sheets and totaled $83.1 million at December 31, 2024 and $75.1 million at December 31, 2023.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.  The DRL can be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key factors analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.  No refinements in estimates occurred in 2024, 2023, or 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables summarize the effects of the unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
2024
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ —	$ 598	$ —	$ 598

2023
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ 179	$ 276	$ (436)	$ 19

2022
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ (1,744)	$ (26)	$ 953	$ (817)
The adjustments in 2024 resulted from a revised outlook of interest margins.  The adjustments in 2023 resulted from the true-up of reinsurance and interest assumptions as long-term outlooks and assumptions remained unchanged.  The unlocking in 2022 primarily resulted from interest rate fluctuations and the impact of management actions in the various interest rate environments.  While we did not record an impact to benefit and contract reserves related to the impacts of unlocking in 2024, we recorded a $0.2 million reserve increase in 2023 and a $1.4 million reserve decrease in 2022.
The impact to pre-tax income of all adjustments related to unlocking, including insurance revenues, amortization of DAC and VOBA, and policyholder benefits, was a $0.6 million increase in 2024, a $0.1 million decrease in 2023, and a $0.6 million increase in 2022.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 12 - Pensions and Other Postemployment Benefits for further details.
Goodwill and Intangible Asset
We established goodwill from the acquisition of Grange Life in accordance with ASC No. 805 Business Combinations.  The goodwill balance was $42.3 million at both December 31, 2024 and December 31, 2023.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment, rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2024 or December 31, 2023.  A qualitative assessment is performed to determine whether the existence of events or circumstances leads to a determination that it is more likely than not the fair value of a reporting unit is less than the carrying amount, including goodwill.  If, based on the evaluation, it is determined to be more likely than not that the fair value of a reporting unit is less than the carrying value, then goodwill is tested further for impairment.  The goodwill impairment loss, if any, is measured as the amount by which the carrying amount of a reporting unit, including goodwill, exceeds its fair value.  Subsequent increases in goodwill value are not recognized in the consolidated financial statements.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  The intangible asset was valued at $16.1 million at December 31, 2024 and $16.9 million at December 31, 2023 and is included in Other Assets in the Consolidated Balance Sheets.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.  See Note 7 - Separate Accounts for further details.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The GMWB rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the rider will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 4 - Fair Value Measurements and Note 7 - Separate Accounts for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.
Future Policy Benefits are recorded gross of reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for reinsurance.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
The Company's reinsurance recoverables are financial assets that are subject to the credit loss requirements of ASU No. 2016-13.  Our credit loss analysis includes historical loss information, historical credit rating data, and existing collateral arrangements to estimate expected credit losses over the life of the reinsurance recoverables.  Upon adoption of this guidance, credit losses on reinsurance recoverables are recognized in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.  Effective December 31, 2020, we entered into a 100% assumption reinsurance agreement with Ibexis Life & Annuity Insurance Company, a former subsidiary, for all of its direct policyholder liabilities.  Effective November 1, 2021, with the sale of Ibexis Life & Annuity Insurance Company, we recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that occurred December 31, 2020.  The treaty is accounted for as an assumption reinsurance agreement from an unaffiliated third party.
In 2022, we reinsured a block of fixed annuity business to a certified domestic reinsurer.  We determined that this arrangement does not expose the reinsurer to a significant loss from insurance risk. Therefore, we have recognized the reinsurance arrangement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets and totaled $377.5 million at December 31, 2024 and $419.4 million at December 31, 2023.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
See Note 14 - Reinsurance for additional information pertaining to reinsurance.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office complex is depreciated over 10 years to 50 years and furniture and equipment, including software, is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2024	2023
Land	$766	$766
Home office complex	23,424	22,310
Furniture and equipment	33,231	33,070
	57,421	56,146
Accumulated depreciation	(43,950)	(42,864)
Property and equipment	$13,471	$13,282
Depreciation expense totaled $1.1 million during 2024, $1.7 million during 2023, and $2.9 million during 2022.
Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  The timing of the recognition of these revenues is determined based on the nature of the charges and fees.  Policy charges for the cost of insurance and expense loads are assessed periodically and are recognized as revenue when assessed and earned.  Certain policy fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized over the periods benefited.  Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract.  Policyholder benefits include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  See the Unlocking and Refinements in Estimates section above for additional information.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as Contract Charges in the Consolidated Statements of Comprehensive Income.
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the years ended December 31, 2024 and December 31, 2023 and are not material to our consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Old American, Grange Life, and non-life insurance companies.  Prior to 2024, Grange Life filed a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.  The net deferred tax asset is included in Other Assets and the net deferred tax liability is included in Other Liabilities in the Consolidated Balance Sheets.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
2. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2024
In November 2023, the Financial Accounting Standards Board (FASB) issued ASU No. 2023-07 Improvements to Reportable Segment Disclosures. This update requires enhanced disclosures about significant segment expenses.  Public entities are required to disclose significant segment expenses and other segment items by reportable segment that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss.  This update also requires additional disclosure requirements,  including interim disclosures.  This guidance is effective for annual periods beginning on January 1, 2024 for calendar-year-end public entities, and interim periods within fiscal years beginning on January 1, 2025.  We adopted this guidance on January 1, 2024.  The guidance does not impact our earnings or financial position as the pronouncement only impacts disclosures.  For additional information, please see Note 17 - Segment Information.
Accounting Pronouncements Issued, Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).
•
It requires insurance entities to (1) review and update the assumptions used to measure cash flows for long-duration contracts at least annually and (2) update the discount rate assumption at each reporting date.  The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income.  The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income.  Expected future cash flows are required to be discounted at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

•
It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

•
It simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

•
It expands the required disclosures for long-duration contracts.  It requires an insurance entity to provide disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs.  It also requires disclosures regarding significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The original effective date for this guidance was for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  The FASB deferred the effective date of this guidance for entities that are not Securities and Exchange Commission filers to fiscal years beginning after December 15, 2024, and interim periods within fiscal years beginning after December 15, 2025.  Accordingly, our required adoption date for this guidance is January 1, 2025 and our first reporting date will be December 31, 2025.  We are currently gathering data, reviewing our valuation modeling, and assessing and updating our internal controls as needed in order to implement this guidance.  Further, we are also reviewing our financial reporting and related disclosures that will be presented at adoption.
In December 2023, the FASB issued ASU No. 2023-09 Improvements to Income Tax Disclosures.  This update requires public business entities to disclose specific categories in the rate reconciliation and provide information for reconciling items that meet a quantitative threshold on an annual basis.  The amendments in this update also require entities to disclose information regarding income taxes paid on an annual basis.  Furthermore, this update requires additional disclosures and eliminates specific previously-required disclosures.  This guidance is effective for annual periods beginning on January 1, 2025 for calendar-year-end public business entities.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the pronouncement only impacts disclosures.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
In November 2024, the FASB issued ASU No. 2024-03 Disaggregation of Income Statement Expenses.  This update requires disclosure of specified information about certain costs and expenses.  Disclosures are required that provide disaggregated information about prescribed categories underlying relevant income statement expense captions.  A qualitative description is required for amounts remaining in relevant expense captions that are not separately disaggregated quantitatively.  In addition, disclosure of the total amount of selling expenses and an entity's definition of selling expenses are required.  This guidance is effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the pronouncement only impacts disclosures.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
3. Investments
Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2024.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$88,911	$25	$6,992	$81,944
Federal agency issued residential mortgage-backed securities [1]	47,284	92	5,408	41,968
Subtotal	136,195	117	12,400	123,912
Corporate obligations	1,899,581	10,572	188,900	1,721,253
Municipal securities	272,927	781	24,203	249,505
Asset-backed securities and collateralized loan obligations	257,190	1,207	5,453	252,944
Redeemable preferred stocks	3,000	—	582	2,418
Total	$2,568,893	$12,677	$231,538	$2,350,032

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2023.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$103,181	$57	$6,092	$97,146
Federal agency issued residential mortgage-backed securities [1]	53,337	116	4,760	48,693
Subtotal	156,518	173	10,852	145,839
Corporate obligations	1,845,224	18,705	168,289	1,695,640
Municipal securities	278,044	4,128	19,333	262,839
Asset-backed securities and collateralized loan obligations	252,615	680	7,970	245,325
Redeemable preferred stocks	3,000	—	600	2,400
Total	$2,535,401	$23,686	$207,044	$2,352,043

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating with the percent of total fair value identified.
	December 31, 2024			December 31, 2023
	Amortized Cost	Fair Value	% of Total	Amortized Cost	Fair Value	% of Total
AAA	$235,895	$225,029	10%	$227,349	$220,332	9%
AA	528,859	481,422	20%	550,697	514,114	22%
A	819,575	732,458	31%	808,291	736,569	31%
BBB	965,332	892,727	38%	921,748	855,468	37%
Total investment grade	2,549,661	2,331,636	99%	2,508,085	2,326,483	99%
BB	17,115	16,457	1%	20,930	19,569	1%
B and below	2,117	1,939	—%	6,386	5,991	—%
Total below investment grade	19,232	18,396	1%	27,316	25,560	1%
Total	$2,568,893	$2,350,032	100%	$2,535,401	$2,352,043	100%
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$106,455	$106,267	$80,994	$80,073
Due after one year through five years	447,764	436,647	440,612	428,065
Due after five years through ten years	726,519	682,344	763,348	710,972
Due after ten years	1,181,165	1,029,711	1,134,814	1,027,362
Securities with variable principal payments	103,990	92,645	112,633	103,171
Redeemable preferred stocks	3,000	2,418	3,000	2,400
Total	$2,568,893	$2,350,032	$2,535,401	$2,352,043

Evaluation of Potential Credit Impairment
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and if so, whether they are credit-related.  Securities with identified potential credit impairment are further evaluated to determine whether a full recovery is expected.  If a full recovery is expected, no allowance for credit losses is recorded.  If a full recovery is not expected, an allowance for credit losses equal to the identified credit impairment is recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in performing the credit loss evaluation of a security.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent to which the fair value is less than amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines or negative changes in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell the security and whether it is more likely than not that we will be required to sell the security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer and/or issuer’s industry.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
There are a number of significant risks and uncertainties inherent in the process of monitoring credit losses.  These include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the credit losses prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for potential credit losses, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer have the intent or ability to retain a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.
To the extent we determine a credit loss exists for a fixed maturity security, the portion of the impairment that is deemed to be credit-related is charged to earnings in the Consolidated Statements of Comprehensive Income.  The portion of such impairment that is determined to be non-credit related is reflected in Other Comprehensive Income (Loss) and Accumulated Other Comprehensive Income (Loss).
After the adoption of ASU No. 2016-13 on January 1, 2023, the Company assesses current expected credit losses quarterly.  Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the allowance which are recognized in earnings and reported within investment revenues.  However, the previously recorded allowance is not reduced to an amount below zero. When the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any allowance is written off and the amortized cost is written down to estimated fair value through a charge to realized investment gains or losses, which becomes the new amortized cost of the security.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Methodologies used during the year ended December 31, 2022 to evaluate the recoverability of a security in an unrealized loss position using other-than-temporary impairment guidance were similar to those used after the adoption of credit loss guidance on January 1, 2023, except for consideration of the length of time estimated fair value had been below amortized cost was also considered for securities.  In addition, measurement methodologies were similar, except a fair value floor was not utilized to limit the credit loss recognized in earnings; an allowance for credit losses was not utilized; and subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through investment revenues from a reduction of the allowance.
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2024.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$15,351	$195	$65,512	$6,797	$80,863	$6,992
Federal agency issued residential mortgage-backed securities [1]	2,096	29	34,491	5,379	36,587	5,408
Subtotal	17,447	224	100,003	12,176	117,450	12,400
Corporate obligations	319,582	9,311	1,064,206	179,589	1,383,788	188,900
Municipal securities	44,402	1,561	150,677	22,642	195,079	24,203
Asset-backed securities and collateralized loan obligations	968	1	86,856	5,452	87,824	5,453
Redeemable preferred stocks	—	—	2,418	582	2,418	582
Total	$382,399	$11,097	$1,404,160	$220,441	$1,786,559	$231,538

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2023.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$—	$—	$94,944	$6,092	$94,944	$6,092
Federal agency issued residential mortgage-backed securities [1]	99	1	43,177	4,759	43,276	4,760
Subtotal	99	1	138,121	10,851	138,220	10,852
Corporate obligations	40,657	2,448	1,227,036	165,841	1,267,693	168,289
Municipal securities	7,028	189	180,564	19,144	187,592	19,333
Asset-backed securities and collateralized loan obligations	1,896	16	149,413	7,954	151,309	7,970
Redeemable preferred stocks	—	—	2,400	600	2,400	600
Total	$49,680	$2,654	$1,697,534	$204,390	$1,747,214	$207,044

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2024	2023
Below cost for less than one year	$284	$36
Below cost for one year or more and less than three years	984	1,105
Below cost for three years or more	338	30
Total	$1,606	$1,171
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2024 and December 31, 2023 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2024.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Unrealized losses of 10% or less	$1,071,833	$1,029,391	$42,442
Unrealized losses of 20% or less and greater than 10%	556,516	474,007	82,509
Subtotal	1,628,349	1,503,398	124,951
Unrealized losses greater than 20%:
Investment grade	389,748	283,161	106,587
Below investment grade	—	—	—
Total	$2,018,097	$1,786,559	$231,538
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2023.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Unrealized losses of 10% or less	$1,067,807	$1,022,458	$45,349
Unrealized losses of 20% or less and greater than 10%	606,600	516,588	90,012
Subtotal	1,674,407	1,539,046	135,361
Unrealized losses greater than 20%:
Investment grade	278,851	207,402	71,449
Below investment grade	1,000	766	234
Total	$1,954,258	$1,747,214	$207,044

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2024.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$108,788	6%	$12,000	5%
AA	360,053	20%	49,933	22%
A	602,399	34%	90,635	39%
BBB	699,427	39%	78,068	34%
Total investment grade	1,770,667	99%	230,636	100%
BB	13,953	1%	724	—%
B and below	1,939	—%	178	—%
Total below investment grade	15,892	1%	902	—%
	$1,786,559	100%	$231,538	100%
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2023.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$122,309	7%	$9,604	4%
AA	407,723	24%	40,935	20%
A	578,589	33%	78,920	38%
BBB	614,737	35%	75,815	37%
Total investment grade	1,723,358	99%	205,274	99%
BB	17,865	1%	1,375	1%
B and below	5,991	—%	395	—%
Total below investment grade	23,856	1%	1,770	1%
	$1,747,214	100%	$207,044	100%
We held no non-income producing securities at December 31, 2024 or December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized loan obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2024
	Fair Value	Amortized Cost	Unrealized Losses
Structured securities:
Investment grade	$251,200	$255,263	$(4,063)
Below investment grade	1,744	1,927	(183)
Total structured securities	$252,944	$257,190	$(4,246)

	2023
	Fair Value	Amortized Cost	Unrealized Losses
Structured securities:
Investment grade	$243,564	$250,561	$(6,997)
Below investment grade	1,761	2,054	(293)
Total structured securities	$245,325	$252,615	$(7,290)
The following table provides a rollforward of the allowance for credit losses for fixed maturity securities.
	2024	2023
Beginning of year	$—	$—
Provision for adoption of ASU No. 2016-13	—	—
Additions for credit losses not previously recorded	—	540
Additions (reductions) for credit losses recorded in a previous period	—	(540)
End of year	$—	$—
The following table provides a reconciliation of credit losses recognized in earnings for fixed maturity securities, prior to the adoption of ASU No. 2016-13, for which a portion of the other-than-temporary impairment loss was recognized in Other Comprehensive Income (Loss) for the years ended December 31.
2022
Credit losses on securities held at the beginning of year	$3,996
Additional credit losses on securities for which an other-than- temporary impairment was recognized	34
Reductions for securities sold	(4,030)
Credit losses on securities held at the end of year	$—

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides the net unrealized gains (losses) reported in Accumulated Other Comprehensive Income (Loss) on fixed maturity securities available for sale, at December 31.
	2024	2023	2022
Net unrealized gains (losses)	$(218,861)	$(183,358)	$(270,624)
Amounts resulting from:
DAC, VOBA, and DRL	20,209	16,075	23,740
Deferred income taxes	41,718	35,131	51,847
Total	$(156,934)	$(132,152)	$(195,037)

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2024	2023	2022
Gross investment income from invested assets:
Fixed maturity securities	$113,397	$104,785	$97,173
Equity securities	67	70	231
Mortgage loans	26,037	23,612	24,959
Real estate	11,605	20,384	17,426
Policy loans	5,258	5,473	5,554
Short-term investments	2,588	2,042	620
Other	3,561	1,241	1,959
Total	162,513	157,607	147,922
Less investment expenses	(12,582)	(16,427)	(15,855)
Net investment income - invested assets	149,931	141,180	132,067
Net investment income - deposit-type reinsurance [1]	14,685	16,461	21,812
Net investment income	$164,616	$157,641	$153,879

[1] Includes investment income from the runoff of the block of deposit-type reinsurance business. See Note 14 - Reinsurance.

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2024	2023	2022
Fixed maturity securities	$(5,673)	$(6,308)	$(10,591)
Equity securities	(35)	(414)	(332)
Mortgage loans	165	112	39
Real estate	(121)	63,837	656
Other investments	4,988	4,826	(6,415)
Net investment gains (losses)	$(676)	$62,053	$(16,643)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides detail concerning investment gains and losses for the years ended December 31.
	2024	2023	2022
Gross gains resulting from:
Sales of investment securities	$160	$82	$2,689
Investment securities called and other	80	259	1,233
Sales of real estate	24	63,926	656
Total gross gains	264	64,267	4,578
Gross losses resulting from:
Sales of investment securities	(92)	(6,337)	(14,455)
Intent-to-sell investment securities [1]	(4,821)	—	—
Investment securities called and other	(1,000)	(312)	(24)
Sales and write-downs of real estate	(145)	(89)	—
Total gross losses	(6,058)	(6,738)	(14,479)
Change in allowance for credit losses:
Mortgage loans	165	112	39
Total change in allowance for credit losses	165	112	39
Change in fair value:
Equity securities	(35)	(414)	(332)
Other investments	4,988	4,826	(6,415)
Total change in fair value	4,953	4,412	(6,747)
Net realized investment losses, excluding other-than-temporary impairment losses	(676)	62,053	(16,609)
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity securities	—	—	—
Portion of loss recognized in other comprehensive income (loss)	—	—	(34)
Net other-than-temporary impairment losses recognized in earnings	—	—	(34)
Net investment gains (losses)	$(676)	$62,053	$(16,643)

[1] The Company sold fixed maturity securities subsequent to December 31, 2024, but prior to the date the consolidated financial statements were issued. These fixed maturity securities were in an unrealized loss position, with no credit loss recognized, at the reporting date. The securities were sold in 2025 in conjunction with a legal settlement that occurred subsequent to the reporting date that resulted in a change in the Company's intent to sell the securities. For additional information, please see Note 22 - Subsequent Events.

Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.
	2024	2023	2022
Proceeds	$7,829	$124,350	$635,322
The proceeds in 2023 primarily resulted from portfolio repositioning during the year.  The proceeds in 2022 largely resulted from the deposit-type reinsurance agreement.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Mortgage Loans
Investments in mortgage loans totaled $575.1 million at December 31, 2024, compared to $592.3 million at December 31, 2023.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for credit losses.  We believe this allowance is at a level adequate to absorb estimated credit losses.  This allowance was $1.4 million at December 31, 2024 and $1.6 million at December 31, 2023.  Our evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.
Commercial mortgage loans represented 18% of our total investments at both December 31, 2024 and December 31, 2023.  New commercial loans, including refinanced loans, totaled $40.4 million during 2024 and $73.8 million during 2023.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.  The average loan balance was $1.9 million at December 31, 2024 and $2.1 million at December 31, 2023.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 22 new loans to the portfolio during 2024, and 80% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 45% at December 31, 2024 and 47% at December 31, 2023.  This ratio is based upon the current balance of loans relative to the most current appraisal of value.  Additionally, we may receive fees when borrowers prepay their mortgage loans.
The following table identifies the gross mortgage loan principal outstanding and allowance for credit losses at December 31.
	2024	2023
Principal outstanding	$576,484	$593,909
Allowance for credit losses	(1,416)	(1,581)
Carrying value	$575,068	592,328
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2024	% of Total	2023	% of Total
Prior to 2016	$56,920	10%	$71,734	12%
2016	46,129	8%	51,553	9%
2017	34,531	6%	51,451	9%
2018	36,078	6%	42,620	7%
2019	23,201	4%	24,056	4%
2020	88,834	15%	93,783	16%
2021	95,167	17%	100,365	17%
2022	82,408	14%	84,759	14%
2023	72,992	13%	73,588	12%
2024	40,224	7%	—	—%
Principal outstanding	$576,484	100%	$593,909	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table identifies mortgage loans by geographic location at December 31.
	2024	% of Total	2023	% of Total
Pacific	$132,126	24%	$152,017	25%
East north central	105,693	18%	109,982	18%
West south central	71,845	12%	75,722	13%
Mountain	67,942	12%	68,184	11%
West north central	63,144	11%	62,999	11%
South Atlantic	58,907	10%	56,931	10%
Middle Atlantic	37,349	6%	34,978	6%
East south central	29,646	5%	22,800	4%
New England	9,832	2%	10,296	2%
Principal outstanding	$576,484	100%	$593,909	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2024	% of Total	2023	% of Total
Texas	$71,845	12%	$75,722	14%
California	58,824	10%	72,870	12%
Oregon	57,006	10%	60,745	10%
Ohio	54,218	9%	56,021	9%
Minnesota	38,116	7%	38,364	6%
Florida	34,467	6%	32,428	5%
Arizona	32,042	6%	30,253	5%
All others	229,966	40%	227,506	39%
Principal outstanding	$576,484	100%	$593,909	100%
The following table identifies mortgage loans by property type at December 31.
	2024	% of Total	2023	% of Total
Industrial	$420,671	73%	$428,201	72%
Office	79,896	14%	96,085	16%
Retail	33,823	6%	28,975	5%
Other [1]	42,094	7%	40,648	7%
Principal outstanding	$576,484	100%	$593,909	100%
1  The Other category consists principally of medical and multifamily properties.
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the most recent appraised value at December 31.
	2024	% of Total	2023	% of Total
65% or greater	$94,829	16%	$144,651	24%
Less than 65%	481,655	84%	449,258	76%
Principal outstanding	$576,484	100%	$593,909	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced two loans with a total outstanding balance of $0.8 million during the year ended December 31, 2024.  We refinanced five loans with a total outstanding balance of $11.8 million during the year ended December 31, 2023.  None of these refinancings were the result of troubled debt restructuring.  At December 31, 2024 and December 31, 2023, we did not have any loan defaults and no material contract modifications, deferrals, or forbearance agreements had been executed.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 20 - Commitments, Regulatory Matters, Guarantees, and Indemnifications.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2024	2023
Land	$43,450	$43,015
Buildings	87,614	87,196
Less accumulated depreciation	(42,282)	(40,863)
Real estate, commercial	88,782	89,348
Real estate, joint ventures	8,085	8,694
Total	$96,867	$98,042
Investment real estate is depreciated on a straight-line basis over periods ranging from three years to 60 years.  In 2024, we had one real estate sale of $0.4 million.  In 2023, we closed three separate real estate sales, in which we sold real estate with a combined book value of $43.1 million for a total of $107.0 million and recognized a net pre-tax gain of $63.9 million.  We had real estate sales of $0.8 million during 2022.
We had $8.1 million in real estate joint ventures at December 31, 2024, compared with $8.7 million at December 31, 2023.  In 2023, we contributed land with a fair value and book value of $4.7 million to a real estate joint venture.
We periodically review our real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  No impairments were recorded during 2024 or 2023.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $34.8 million at December 31, 2024, compared to $32.6 million at December 31, 2023.  We had one non-income producing real estate joint venture at December 31, 2024, which had a carrying value of $5.3 million.  We had one non-income producing real estate joint venture at December 31, 2023, which had a carrying value of $5.5 million.
Concentrations
We did not hold any investments in a single issuer and its affiliates that exceeded 10% of stockholders' equity at December 31, 2024 or December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.  The fair value of investments in certain fixed maturity funds classified as Level 3 investments are calculated through internal matrices using current market conditions for similar securities.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 2.  Other investments also include holdings in certain mineral rights, which are valued giving consideration to the underlying holdings of the real estate interests.  These investments are classified as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair value of deposits with no stated maturity is estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as Level 3.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, because it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilized an external third-party pricing service at both December 31, 2024 and December 31, 2023 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2024, approximately 79% of the carrying value of these investments was from an external pricing service, 21% was from brokers, and less than 1% was derived from internal matrices and calculations.  At December 31, 2023, approximately 78% of the carrying value of these investments was from an external pricing service, 22% was from brokers, and less than 1% was derived from internal matrices and calculations.  We review prices received from the external pricing service for reasonableness and unusual fluctuations, but we generally accept the price identified.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we only solicit brokers who have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  Cash flows are discounted at the risk-free rate plus a spread for issuer discount (non-performance) risk.  The risk neutral scenarios are generated using the current risk-free rate curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption is based on the 2012 Individual Annuity Mortality Table.  The source for risk-free rates is the Treasury (CMT) rate curve.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2024
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,148	$69,796	$—	$81,944
Federal agency issued residential mortgage-backed securities [1]	—	41,968	—	41,968
Subtotal	12,148	111,764	—	123,912
Corporate obligations	—	1,721,253	—	1,721,253
Municipal securities	—	249,505	—	249,505
Asset-backed securities and collateralized loan obligations	—	242,944	10,000	252,944
Redeemable preferred stocks	—	2,418	—	2,418
Fixed maturity securities	12,148	2,327,884	10,000	2,350,032
Equity securities	79	432	308	819
Short-term investments	64,917	—	—	64,917
Other investments	—	9,467	299	9,766
Separate account assets	—	413,426	—	413,426
Total	$77,144	$2,751,209	$10,607	$2,838,960

Percent of total	3%	97%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$8,114	$8,114
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(3,723)	(3,723)
Separate account liabilities	—	413,426	—	413,426
Total	$—	$413,426	$4,391	$417,817

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2023
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$9,108	$88,038	$—	$97,146
Federal agency issued residential mortgage-backed securities [1]	—	48,693	—	48,693
Subtotal	9,108	136,731	—	145,839
Corporate obligations	—	1,695,640	—	1,695,640
Municipal securities	—	262,839	—	262,839
Asset-backed securities and collateralized loan obligations	—	235,325	10,000	245,325
Redeemable preferred stocks	—	2,400	—	2,400
Fixed maturity securities	9,108	2,332,935	10,000	2,352,043
Equity securities	146	446	253	845
Short-term investments	91,569	—	—	91,569
Other investments	—	9,009	308	9,317
Separate account assets	—	395,946	—	395,946
Total	$100,823	$2,738,336	$10,561	$2,849,720

Percent of total	4%	96%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$7,634	$7,634
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(2,992)	(2,992)
Separate account liabilities	—	395,946	—	395,946
Total	$—	$395,946	$4,642	$400,588

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.
	2024
	Assets	Liabilities
	Fixed Maturity Securities, Equity Securities, and Other Investments	Indexed Universal Life	Guaranteed Minimum Withdrawal Benefits
Beginning balance	$10,561	$7,634	$(2,992)
Included in earnings	46	480	(1,239)
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—
Issuances	—	—	8
Sales	—	—	—
Other dispositions	—	—	500
Transfers out of Level 3	—	—	—
Ending balance	$10,607	$8,114	$(3,723)

	2023
	Assets	Liabilities
	Fixed Maturity Securities, Equity Securities, and Other Investments	Indexed Universal Life	Guaranteed Minimum Withdrawal Benefits
Beginning balance	$778	$2,802	$(2,849)
Included in earnings	(217)	4,832	178
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	10,000	—	—
Issuances	—	—	46
Sales	—	—	—
Other dispositions	—	—	(367)
Transfers out of Level 3	—	—	—
Ending balance	$10,561	$7,634	$(2,992)
We did not have any transfers between any levels during the years ended December 31, 2024 or December 31, 2023.
We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2024.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$ (3,723)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.44%-0.91%
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2023.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$ (2,992)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.47%-1.05%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2024	2023
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$—	$—
A 10% decrease in the lapse assumption	(0.1)	(0.1)
A 10% increase in the benefit utilization	0.2	0.3
A 10 basis point increase in the credit spreads used for non-performance	(0.1)	(0.1)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables present a summary of fair value estimates for financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2024
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$531,008	$531,008	$575,068
Policy loans	—	—	84,913	84,913	84,913
Other investments	—	7,625	—	7,625	7,625

Liabilities:
Individual and group annuities	—	—	1,020,099	1,020,099	1,037,019
Supplementary contracts and annuities without life contingencies	—	—	47,263	47,263	50,915
Policyholder account balances:
Funding agreements	—	120,835	—	120,835	120,835

	2023
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$551,387	$551,387	$592,328
Policy loans	—	—	84,025	84,025	84,025
Other investments	—	6,671	—	6,671	6,671

Liabilities:
Individual and group annuities	—	—	1,050,117	1,050,117	1,066,702
Supplementary contracts and annuities without life contingencies	—	—	52,117	52,117	56,026
Policyholder account balances:
Funding agreements	—	101,092	—	101,092	101,092

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2024	2023
Agent receivables, net (allowance for credit losses: 2024 - $274; 2023 - $192)	$1,904	$1,662
Investment-related financing receivables:
Mortgage loans, net (allowance for credit losses: 2024 - $1,416; 2023 - $1,581)	575,068	592,328
Total financing receivables	$576,972	$593,990
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance.  Agent receivables are included in Other Assets in the Consolidated Balance Sheets.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2024			2023
	Gross Receivables	Allowance for Credit Losses	Net Receivables	Gross Receivables	Allowance for Credit Losses	Net Receivables
Agent specific loans	$461	$159	$302	$491	$144	$347
Other agent receivables	1,717	115	1,602	1,363	48	1,315
Total	$2,178	$274	$1,904	$1,854	$192	$1,662
The following table provides a rollforward of the allowance for credit losses for agent receivables at December 31.  Upon the adoption of ASU No. 2016-13 on January 1, 2023, we changed from an allowance for doubtful accounts to an allowance for credit losses.  We determined that no adjustments needed to be made to our allowance upon adoption of this guidance.
	2024	2023
Beginning of year	$192	$198
Additions for credit losses not previously recorded	22	—
Additions (reductions) for credit losses recorded in a previous period	60	(6)
End of year	$274	$192
The following table details the activity within the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
2022
Beginning of year	$912
Additions	261
Deductions	(975)
End of year	$198
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for credit losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2024	2023
Mortgage loans collectively evaluated for impairment	$576,484	$593,909
Mortgage loans individually evaluated for impairment	—	—
Allowance for credit losses	(1,416)	(1,581)
Carrying value	$575,068	$592,328
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3 - Investments, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were past due or in nonaccrual status at December 31, 2024 or December 31, 2023.
We had no troubled debt restructurings during 2024 or 2023.
Effective January 1, 2023, the Company adopted ASU No. 2016-13, which revised the credit loss recognition criteria for mortgage loans by replacing the existing incurred loss recognition model with the current expected credit loss model.  The objective of the current expected credit loss model is for the reporting entity to recognize its estimate of current expected credit losses for affected financial assets in an allowance for credit losses that is deducted from the amortized cost basis of the related financial assets.  This results in presenting the net carrying value of the financial assets at the amount expected to be collected.
The following table provides a rollforward of the allowance for credit losses for mortgage loans, after the adoption of ASU No. 2016-13 at December 31.
	2024	2023
Beginning of year	$1,581	$2,753
Provision for adoption of ASU No. 2016-13	—	(1,060)
Additions for credit losses not previously recorded	138	206
Additions (reductions) for credit losses recorded in a previous period	(303)	(318)
End of year	$1,416	$1,581
The following table details the activity within the allowance for mortgage loan losses, prior to the adoption of ASU No. 2016-13 at December 31.  The provision reflected new loans and maturities and the deductions reflected payments on loans and recoveries received.
2022
Beginning of year	$2,792
Provision	387
Deductions	(426)
End of year	$2,753

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The allowance for credit losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for credit losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for credit losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for credit losses and the loan balance is reduced.  In the event that a property is foreclosed, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.
6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures that are classified as VIEs.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.  We also invest in certain alternative investment funds that are also classified as VIEs.  These VIEs are included in Other Investments in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of affordable housing VIE investments in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The tax credits reduce tax expense while the amortization increases tax expense.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding our affordable housing VIE investments that generate tax credits and related amortization for the years ended December 31.
	2024	2023	2022
Federal income tax credits realized	$—	$—	$405
Amortization	65	125	193
Our investments in other real estate VIEs and alternative investment fund VIEs are recorded using the equity method.  Cash distributions from the VIEs and cash contributions to the VIEs are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of Income Tax Expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2024, December 31, 2023, or December 31, 2022.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.
The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2024 and December 31, 2023.  The table includes investments in three real estate joint ventures, four affordable housing real estate joint ventures, and eight alternative investment funds at December 31, 2024.  The table includes investments in two real estate joint ventures, five affordable housing real estate joint ventures, and five alternative investment funds at December 31, 2023.
	2024		2023
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$6,814	$20,010	$7,213	$14,771
Affordable housing real estate joint ventures	1,271	2,769	1,481	6,243
Alternative investment funds	47,973	102,879	24,824	68,304
Total	$56,058	$125,658	$33,518	$89,318
The maximum exposure to loss relating to the real estate joint ventures, affordable housing real estate joint ventures, and alternative investment funds is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
The maximum exposure to loss on affordable housing joint ventures included $1.5 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2024, compared to $4.8 million at December 31, 2023.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.  We did not have any recapture events during 2024 or 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
7. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $413.4 million at December 31, 2024 and $395.9 million at December 31, 2023.  Variable universal life and variable annuity assets comprised 36% and 64% of total separate account assets in 2024, compared to 34% and 66% of the total in 2023.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2024	2023
Balance at beginning of year	$395,946	$381,581
Deposits on variable policyholder contracts	16,039	15,672
Transfers from (to) general account	853	(1,921)
Investment performance	62,823	63,093
Policyholder benefits and withdrawals	(50,663)	(50,759)
Contract charges	(11,572)	(11,720)
Balance at end of year	$413,426	$395,946
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The value of the separate accounts with the GMWB rider was recorded at fair value of $80.8 million at December 31, 2024.  The fair value of the separate accounts with the GMWB rider was $86.4 million at December 31, 2023.  The GMWB guarantee liability was $(3.7) million at December 31, 2024 and $(3.0) million at December 31, 2023.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as Separate Account Assets, totaling $413.4 million at December 31, 2024 and $395.9 million at December 31, 2023, and corresponding Separate Account Liabilities of equal amounts.  The fixed-rate funds for these policies are included in our general account as policyholder account balances.  The future policy benefits for the direct block approximated $0.1 million at both December 31, 2024 and December 31, 2023.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $361.7 million at December 31, 2024 and $347.6 million at December 31, 2023.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $33.5 million at December 31, 2024 and $34.4 million at December 31, 2023 are included in our general account as policyholder account balances.  The future policy benefits for the assumed block approximated $0.5 million at both December 31, 2024 and December 31, 2023.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Separate account balances for variable annuity contracts were $266.0 million at December 31, 2024 and $259.9 million at December 31, 2023.  The total reserve held for variable annuity GMDB was $0.1 million at both December 31, 2024 and  December 31, 2023.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2024 and 2023 is provided below.
	2024			2023
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$197,552	$82	65.4	$198,319	$613	64.5
Return of the greater of the highest anniversary contract value or net deposits	9,280	30	71.8	8,405	328	73.7
Return of the greater of every fifth year highest anniversary contract value or net deposits	4,426	2	70.4	4,295	13	69.8
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	54,771	2,087	67.1	48,926	4,584	66.4
Total	$266,029	$2,201	66.1	$259,945	$5,538	65.3
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2024	2023
Money market	$1,289	$1,454
Fixed income	11,729	11,182
Balanced	68,113	69,086
International equity	15,443	15,650
Intermediate equity	139,963	134,317
Aggressive equity	29,492	28,256
Total	$266,029	$259,945

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
8. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2024
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$562	$31,707	$1,929	$34,198
Less reinsurance recoverable	(394)	(22,673)	(1,899)	(24,966)
Net liability at beginning of year	168	9,034	30	9,232
Incurred benefits related to:
Current year	215	32,717	42	32,974
Prior years [1]	(23)	(722)	(22)	(767)
Total incurred benefits	192	31,995	20	32,207
Paid benefits related to:
Current year	201	27,127	17	27,345
Prior years	37	4,496	8	4,541
Total paid benefits	238	31,623	25	31,886
Net liability at end of year	122	9,406	25	9,553
Reinsurance recoverable	287	22,255	1,656	24,198
Gross liability at end of year	$409	$31,661	$1,681	$33,751

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

	2023
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$560	$27,777	$2,199	$30,536
Less reinsurance recoverable	(399)	(20,006)	(2,169)	(22,574)
Net liability at beginning of year	161	7,771	30	7,962
Incurred benefits related to:
Current year	16	28,782	32	28,830
Prior years [1]	(10)	1,216	(24)	1,182
Total incurred benefits	6	29,998	8	30,012
Paid benefits related to:
Current year	1	23,366	2	23,369
Prior years	(2)	5,369	6	5,373
Total paid benefits	(1)	28,735	8	28,742
Net liability at end of year	168	9,034	30	9,232
Reinsurance recoverable	394	22,673	1,899	24,966
Gross liability at end of year	$562	$31,707	$1,929	$34,198

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2022
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$669	$30,670	$2,293	$33,632
Less reinsurance recoverable	(353)	(21,991)	(2,263)	(24,607)
Net liability at beginning of year	316	8,679	30	9,025
Incurred benefits related to:
Current year	18	27,792	34	27,844
Prior years [1]	(99)	(805)	(20)	(924)
Total incurred benefits	(81)	26,987	14	26,920
Paid benefits related to:
Current year	3	23,125	4	23,132
Prior years	71	4,770	10	4,851
Total paid benefits	74	27,895	14	27,983
Net liability at end of year	161	7,771	30	7,962
Reinsurance recoverable	399	20,006	2,169	22,574
Gross liability at end of year	$560	$27,777	$2,199	$30,536

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2024	2023	2022
Individual Insurance Segment:
Individual accident and health	$409	$562	$560
Individual life	32,273	36,385	32,966
Deferred annuity	2,918	4,079	2,936
Subtotal	35,600	41,026	36,462

Group Insurance Segment:
Group accident and health	31,661	31,707	27,777
Group life	3,777	2,475	3,453
Subtotal	35,438	34,182	31,230

Old American Segment:
Individual accident and health	1,681	1,929	2,199
Individual life	9,108	8,364	10,141
Subtotal	10,789	10,293	12,340
Total	$81,827	$85,501	$80,032
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.7 million at both December 31, 2024 and December 31, 2023.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2024 was $5.3 million, consisting of an undiscounted amount of $6.6 million and an aggregated discount amount deducted of $1.3 million.  Discount rates ranged from 2.60% to 6.60% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2024.  The information about incurred claims development for the years ended December 31, 2015 to December 31, 2023 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
2015	$989	$918	$701	$697	$643	$646	$641	$644	$646	$647	$—	230
2016		1,694	1,552	1,382	1,412	1,284	962	947	967	968	—	246
2017			2,038	1,727	1,513	1,436	1,431	1,369	1,410	1,388	—	261
2018				2,473	2,192	2,135	1,745	1,620	1,837	1,687	—	298
2019					2,056	2,036	1,879	1,778	1,870	1,887	—	333
2020						1,483	1,094	936	972	967	—	201
2021							1,873	1,496	1,359	1,230	—	228
2022								1,609	1,616	1,381	—	203
2023									2,291	2,184	—	224
2024										1,861	651	132
										$14,200
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2024.  The information about paid claims development for the years ended December 31, 2015 to December 31, 2023 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
2015	$100	$390	$491	$531	$545	$561	$573	$584	$594	$603
2016		164	505	626	690	736	783	804	828	837
2017			162	549	703	785	867	926	976	1,021
2018				208	681	869	1,012	1,108	1,189	1,237
2019					251	752	980	1,108	1,200	1,302
2020						162	469	604	660	703
2021							237	706	846	865
2022								177	640	781
2023									259	805
2024										180
									Total	$8,334
All outstanding liabilities before 2015, net of reinsurance										$803
Liabilities for claims and claim adjustment expenses, net of reinsurance										$6,669

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual Insurance and Old American segments, none of which are individually significant.
	2024	2023
Net outstanding liabilities:
Group long-term disability	$6,669	$7,507
Other short-duration contracts	6,865	6,019
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	13,534	13,526
Reinsurance recoverable on unpaid claims:
Group long-term disability	27,602	30,510
Other short-duration contracts	3,161	2,736
Total reinsurance recoverable on unpaid claims	30,763	33,246

Insurance lines other than short-duration	44,304	48,834
Impact of discounting	(6,774)	(10,105)
	37,530	38,729
Total gross liability for unpaid claims and claim adjustment expenses	$81,827	$85,501
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2024.
	Years
	1	2	3	4	5
Group long-term disability	14.00%	32.30%	12.20%	5.90%	4.60%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
9. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in both 2024 and 2023.  Assumed participating business from the acquisition of closed blocks of business accounted for 87% of total participating statutory premiums in 2024 and 93% in 2023.   Participating business equaled 4% of total life insurance in force at both December 31, 2024 and December 31, 2023.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2024 and December 31, 2023.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
10. Debt
Notes Payable
We had no notes payable outstanding at December 31, 2024 or December 31, 2023.
We had unsecured revolving lines of credit with two major commercial banks that totaled $80.0 million at both December 31, 2024 and December 31, 2023,  with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices maturing in June of 2025.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $20.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two major financial counterparties.  The Company had no transactions that occurred under these agreements during 2024 or 2023 and had no outstanding borrowings as of December 31, 2024 or December 31, 2023.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.
As a member of the FHLB, we have the ability to borrow on a collateralized basis from the FHLB.  Through this membership, we have a specific borrowing capacity based upon the amount of collateral we establish.  At December 31, 2024, collateral comprised primarily of securities and mortgages in the amount of $356.6 million, with a fair value of $321.3 million, were pledged to the FHLB, providing a borrowing capacity of $257.4 million.  At December 31, 2023, collateral comprised primarily of securities and mortgages in the amount of $324.2 million, with a fair value of $286.6 million, were pledged to the FHLB, providing a borrowing capacity of $224.2 million.  The interest rates are variable and are set by the FHLB at the time of the advance.  The Company's capital investment in the FHLB totaled $7.6 million at December 31, 2024 and $6.7 million at December 31, 2023 and is included in Other Investments in the Consolidated Balance Sheets.  Dividends received on this capital investment totaled $0.6 million for the year ended December 31, 2024, $0.5 million for the year ended December 31, 2023, and $0.3 million for the year ended December 31, 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Funding Agreements
The Company has advance funding agreements with the FHLB.  Under the agreements, the Company pledges collateral in the form of fixed maturity securities and commercial mortgage loans and receives cash, which is then reinvested, primarily into other fixed maturity securities that have a variable interest rate.  Securities pledged as collateral may not be sold or re-pledged by the Company.  The investments pledged and outstanding advance agreements are included in the overall borrowing capacity established with the FHLB.  During the third quarter of 2024, we increased our maximum participation level to $140.0 million with this program. At December 31, 2023, our maximum participation level was $100.0 million with this program.  These agreements mature between 2026 and 2029, and are reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.
The following table provides information regarding our funding agreements with the FHLB at December 31.
	2024	2023
Total obligations outstanding	$120,000	$100,000
Accrued interest	835	1,092
The following table provides information regarding our funding agreements with the FHLB for the years ended December 31.
	2024	2023	2022
Interest credited	$6,208	$5,777	$2,050
Cash interest payments	6,464	5,299	1,459
Interest income on the variable rate fixed maturity securities	8,139	7,150	3,099

11. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2024	2023	2022
Current income tax expense	$7,229	$20,479	$2,496
Deferred income tax benefit	(8,590)	(6,089)	(7,035)
Total income tax expense (benefit)	$(1,361)	$14,390	$(4,539)
The following table provides information about taxes paid for the years ended December 31.
	2024	2023	2022
Cash paid for income taxes	$19,382	$9,519	$2,766
The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2024	2023	2022
Federal income tax rate	21%	21%	21%
Tax credits, net of equity adjustment	6%	—%	2%
Permanent differences and other	(5)%	—%	(1)%
Effective income tax rate	22%	21%	22%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2024	2023
Deferred tax assets:
Future policy benefits	$16,173	$17,485
Unrealized investment losses	45,961	38,505
Employee retirement benefits	919	3,737
Tax carryovers	39	75
Legal reserve	10,396	5,956
Other	7,594	6,708
Deferred tax assets	81,082	72,466
Valuation allowance	—	(37)
Deferred tax assets, net of valuation allowance	81,082	72,429
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	(2,413)	(2,160)
Capitalization of DAC, net of amortization	(25,456)	(29,710)
VOBA	(2,937)	(2,881)
Property and equipment	(1,378)	(2,028)
Deferred tax liabilities	(32,184)	(36,779)
Net deferred tax asset	48,898	35,650
Current tax asset (liability)	334	(11,883)
Income taxes receivable	$49,232	$23,767
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carry-back and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2021.  We are not currently under examination by the Internal Revenue Service (IRS).
The Inflation Reduction Act, which was enacted on August 16, 2022, includes a new corporate alternative minimum tax (CAMT).  This Act went into effect for tax years beginning after December 31, 2022.  The Company has determined that it does not expect to be subject to the CAMT in 2024 was not subject to the CAMT in 2023.
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.  The Company recognized no tax benefit related to tax penalty and interest expense in 2024, 2023, or 2022.
We had no material uncertain tax positions at December 31, 2024 or December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2024	2023	2022
Income tax expense (benefit)	$(1,361)	$14,390	$(4,539)
Stockholders’ equity:
Related to:
Change in net unrealized gains (losses) on securities available for sale	(7,455)	18,326	(97,428)
Effect on DAC, VOBA, and DRL	868	(1,610)	8,330
Change in policyholder liabilities	—	—	7,112
Change in benefit plan obligations	1,930	1,553	(1,970)
Cumulative effect of adoption of new accounting principle	—	(150)	—
Total income tax expense (benefit) included in financial statements	$(6,018)	$32,509	$(88,495)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
12. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the annual measurement date is December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits were frozen, and that no further benefits or accruals were earned after December 31, 2010.  Although participants no longer accrue additional benefits under the pension plan at December 31, 2010, participants continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account continues to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.  Annual interest was calculated using 5.00% for both 2024 and 2023.
The benefits expected to be paid in each year from 2025 through 2029 are as follows: $9.4 million in 2025; $7.4 million in 2026; $7.4 million in 2027; $8.1 million in 2028; and $7.5 million in 2029.  The aggregate benefits expected to be paid in the five years from 2030 through 2034 are $31.5 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2024 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2025 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2024	Target Allocation	2023	Target Allocation
Equity securities	41%	28% - 48%	38%	28% - 48%
Asset allocation and alternative assets	12%	10% - 20%	12%	10% - 20%
Debt securities	47%	30% - 60%	50%	30% - 60%
Cash and cash equivalents	—%	0% - 10%	—%	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and is used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.
The assumption for the expected long-term rate of return on plan assets was 6.75% at December 31, 2024 and 6.83% at December 31, 2023.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2025, the assumption for the expected long-term rate of return on plan assets was 6.44%, net of plan expenses.
The assumed discount rate used to determine the benefit obligation was 5.34% for pension benefits and 5.42% for postemployment benefits at December 31, 2024 and 4.70% for pension benefits and 4.76% for postemployment benefits at December 31, 2023.  The discount rates were determined by reference to the FTSE Pension Discount Curve (formerly the Citigroup Pension Liability Yield Curve) on December 31, 2024.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2025 through 2029 are as follows: $1.0 million in 2025; $0.9 million in 2026; $0.9 million in 2027; $0.7 million in 2028; and $0.8 million in 2029.  The aggregate benefits expected to be paid in the five years from 2030 through 2034 are $3.3 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2024.  The 2025 contribution for the postemployment medical plans is estimated to be $1.0 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
We recognize the funded status of our pension and postemployment plans in the Consolidated Balance Sheets, measured as the difference between plan assets at fair value and the projected benefit obligation.  Changes in the funded status that arise during the period but are not recognized as components of net periodic benefit cost, are recognized within Other Comprehensive Income (Loss), net of taxes.
Significant sources of actuarial gains and losses for the pension plan included the impact of changes to the discount rate resulting in gains of $4.3 million during 2024 and losses of $1.5 million during 2023.  The pension plan included losses from asset returns compared to expected returns of $0.1 million in 2024 and gains of $7.2 million in 2023.  The mortality assumption and lump sum interest changes resulted in losses of $0.4 million in 2024 and losses of less than $0.1 million in 2023.  The pension plan included gains from census change of $1.4 million and gains from future cost of living adjustment of $0.5 million in 2024.  The pension plan included losses from census change of $0.2 million and gains from future cost of living adjustment of $0.5 million in 2023.  The significant sources of actuarial gains and losses for other postretirement benefits included the impact of changes to the discount rate resulting in losses of $0.7 million in 2024 and losses of $0.3 million during 2023.  Other postretirement benefits included gains from census change of $0.3 million in 2024 and losses of $0.4 million in 2023.  Additionally, gains from updated claims costs and premiums resulted in gains of $1.3 million in 2024 and gains of $0.8 million in 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2024	2023	2024	2023
Change in projected benefit obligation:
Benefit obligation at beginning of year	$94,874	$97,678	$12,643	$12,975
Service cost	—	—	59	67
Interest cost	4,225	4,537	580	622
Plan participants' contributions	—	—	478	638
Actuarial loss (gain)	(5,948)	1,339	(2,431)	(266)
Benefits paid	(8,658)	(8,680)	(1,298)	(1,393)
Benefit obligation at end of year	$84,493	$94,874	$10,031	$12,643

Change in plan assets:
Fair value of plan assets at beginning of year	$143,456	$135,892	$—	$—
Return on plan assets	9,498	16,109	—	—
Plan participants' contributions	—	—	478	638
Company contributions	135	135	820	755
Benefits paid	(8,658)	(8,680)	(1,298)	(1,393)
Plan expenses	(239)	—	—	—
Fair value of net plan assets at end of year	$144,192	$143,456	$—	$—

Under (over) funded status at end of year	$(59,699)	$(48,582)	$10,031	$12,643

	Pension Benefits		OPEB
	2024	2023	2024	2023
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$56,172	$64,590	$(12,826)	$(11,986)
Prior service credit	(1,010)	(1,076)	—	—
Total accumulated other comprehensive income (loss)	$55,162	$63,514	$(12,826)	$(11,986)

	Pension Benefits		OPEB
	2024	2023	2024	2023
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net gain	$(5,855)	$(5,832)	$(2,431)	$(266)
Amortization of net gain (loss)	(2,563)	(2,991)	1,591	1,626
Amortization of prior service credit	66	66	—	—
Total loss (gain) recognized in other comprehensive income (loss)	$(8,352)	$(8,757)	$(840)	$1,360

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	Pension Benefits		OPEB
	2024	2023	2024	2023
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	5.34%	4.70%	5.42%	4.76%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	4.70%	4.90%	4.76%	4.96%
Expected return on plan assets	6.75%	6.83%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2024	2023
Fixed maturity securities:
U.S. Government	$18	$25
Industrial and public utility	3,175	5,125
Investment funds:
Mutual funds	49,912	47,964
Collective trust	89,344	88,804
Limited partnerships	1,427	1,429
Other invested assets	10	15
Cash and cash equivalents	38	45
Receivables	268	49
Fair value of assets at end of year	$144,192	$143,456

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide the fair value hierarchy, as described in Note 4 - Fair Value Measurements, for pension plan assets at December 31.
	2024
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$18	$—	$18
Industrial and public utility	—	3,175	—	3,175
Mutual funds	49,912	—	—	49,912
Other invested assets	—	—	10	10
Total assets in the fair value hierarchy	49,912	3,193	10	53,115

Investments measured at net asset value: [1]
Collective trust				89,344
Limited partnerships				1,427
Investments at fair value				$143,886

	2023
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$25	$—	$25
Industrial and public utility	—	5,125	—	5,125
Mutual funds	47,964	—	—	47,964
Other invested assets	—	—	15	15
Total assets in the fair value hierarchy	47,964	5,150	15	53,129

Investments measured at net asset value: [1]
Collective trust				88,804
Limited partnerships				1,429
Investments at fair value				$143,362

[1] These investments are valued based on net asset value per unit. These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2024	2023
Beginning balance	$15	$30
Gains (losses) realized and unrealized	(5)	(15)
Ending balance	$10	$15

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.
	Pension Benefits			OPEB
	2024	2023	2022	2024	2023	2022
Service cost	$—	$—	$—	$59	$67	$124
Interest cost	4,225	4,537	2,942	580	622	498
Expected return on plan assets	(9,351)	(8,938)	(9,667)	—	—	—
Amortization of:
Unrecognized actuarial net loss (gain)	2,563	2,991	2,066	(1,591)	(1,626)	(902)
Unrecognized prior service credit	(66)	(66)	(66)	—	—	—
Net periodic benefit credit	(2,629)	(1,476)	(4,725)	(952)	(937)	(280)
Total recognized in other comprehensive income (loss)	(8,352)	(8,757)	14,067	(840)	1,360	(4,673)
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(10,981)	$(10,233)	$9,342	$(1,792)	$423	$(4,953)
For measurement purposes at December 31, 2024, the annual increase in the per capita cost of covered health care benefits was assumed to be 6.80%, decreasing gradually to 5.00% in 2030 and thereafter.  For measurement purposes at December 31, 2023, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.15%, decreasing gradually to 5.0% in 2030 and thereafter.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned first year individual life and annuity commissions.  Contributions to these plans were $0.1 million in each of 2024, 2023, and 2022.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in each of 2024, 2023, and 2022.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.4 million in each of 2024, 2023, and 2022.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company made an additional profit sharing contribution of $1.5 million in 2024.  The Company did not make an additional profit sharing contribution in 2023 or 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
13. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price, multiplied by the number of units attributable to each participant.  Amounts are accrued and paid at the end of each three-year interval if the stock price appreciates.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2024.
Defined Measurement Period		Number of Units	Grant Price
2022-2024		116,859	$42.03
2023-2025		179,314	$27.60
2024-2026		161,947	$31.47
2025-2027	[1]	102,868	$36.23
[1] Effective January 1, 2025
The Company did not make a cash payment under the long-term incentive plan during 2024 for the three-year interval ended December 31, 2023.  The Company did not make a cash payment under the long-term incentive plan during 2023 for the three-year interval ended December 31, 2022.  The Company made a cash payment of $1.3 million under the long-term incentive plan during 2022 for the three-year interval ended December 31, 2021.  The cost of share-based compensation accrued as an operating expense during 2024 was $0.8 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2023 was $0.3 million, net of tax.  The change in accrual that reduced operating expense during 2022 was $1.1 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
l4. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2024	2023	2022
Life insurance in force (in millions):
Direct	$48,054	$49,365	$50,479
Ceded	(29,796)	(30,719)	(31,667)
Assumed	3,670	3,962	4,316
Net	$21,928	$22,608	$23,128

Premiums:
Life insurance:
Direct	$250,676	$262,373	$259,646
Ceded	(113,540)	(108,714)	(106,060)
Assumed	5,316	6,200	5,776
Net	$142,452	$159,859	$159,362

Accident and health:
Direct	$64,168	$61,546	$59,253
Ceded	(10,257)	(10,239)	(10,007)
Net	$53,911	$51,307	$49,246
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $7.5 million at December 31, 2024 and $8.5 million at December 31, 2023.  The reserve for future policy benefits ceded under this agreement was $4.7 million at December 31, 2024 and $5.3 million at December 31, 2023.
Ibexis Life & Annuity Insurance Company, a former subsidiary, entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Ibexis Life & Annuity Insurance Company recaptured approximately 9% of the outstanding bulk reinsurance agreement.  Effective with the sale of Ibexis Life & Annuity Insurance Company on November 1, 2021, Kansas City Life assumed the responsibility for this agreement.  The insurance in force ceded approximated $420.7 million at December 31, 2024 and $458.7 million at December 31, 2023.  Premiums totaled $4.9 million during 2024, $5.1 million during 2023, and $5.3 million during 2022.
On January 1, 2022, Old American entered into a reinsurance agreement whereby it began reinsuring 50% of new business on selected products.  This agreement was modified effective October 1, 2022, to reinsure 75% of new business on selected products and was subsequently modified to reinsure 50% on August 1, 2024.  The insurance in force ceded approximated $181.0 million at December 31, 2024 and $135.5 million at December 31, 2023.  Premiums totaled $13.3 million during 2024, $10.4 million during 2023, and $5.4 million during 2022.
In 2022, the Company reinsured a block of fixed annuity business to a certified domestic reinsurer.  The agreement requires the Company to administer this business on an ongoing basis, and we will receive an expense allowance associated with these efforts.  At inception, the Company recorded a deferred revenue liability that is included in Other Liabilities in the Consolidated Balances Sheets.  This liability is being amortized over future periods consistent with the amortization of the Deposit Asset on Reinsurance.  The Company determined that the reinsurance agreement did not expose the reinsurer to a significant loss from reinsurance risk.  Therefore, the Company recognized the reinsurance agreement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.  In 2024, investment income recognized was $14.7 million and interest credited on the block totaled $14.6 million.  In 2023, investment income recognized was $16.5 million and interest credited on the block was $16.4 million.  In 2022, the investment income recognized was $25.6 million less $3.8 million in transferred investment income and the interest credited on the block was $13.9 million.  The Deposit Asset on Reinsurance balance was $377.5 million at December 31, 2024 and $419.4 million at December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Reinsurance recoverables were $404.2 million at year-end 2024, consisting of reserves ceded of $371.3 million and claims ceded of $32.9 million.  Reinsurance recoverables were $409.2 million at year-end 2023, consisting of reserves ceded of $365.3 million and claims ceded of $43.9 million.
The maximum retention on any one life during 2024 and 2023 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
The following table reflects our reinsurance partners whose recoverable was 5% or greater of our total reinsurance recoverable and deposit asset on reinsurance at December 31, 2024, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable and Deposit Asset on Reinsurance	% of Recoverable
RGA Reinsurance Company	A+	$ 520,453	67%
Transamerica Life Insurance Company	A	70,310	9%
Swiss Re Life & Health America, Inc	A+	49,545	6%
SCOR Global Life USA Reinsurance Company	A	42,082	5%
Other (23 Companies)		99,276	13%
Total		$ 781,666	100%
We monitor the financial condition of our reinsurance partners to assess the risk of default.  We have a significant concentration of credit risk with RGA Reinsurance Company (RGA).  We believe that all of our reinsurance recoverables from RGA are collectible as of December 31, 2024.  In the event of a failure of RGA to perform its obligations under its reinsurance treaties, there could be a material impact on our financial position and results of operations.  RGA had an A+ (Superior) financial strength rating from A.M. Best and an AA- (Very Strong) financial strength rating from S&P Global Ratings as of December 31, 2024.
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating as well as significant changes or events of the reinsurer.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.  If we believe it is probable that any reinsurer would not be able to satisfy its obligations with us, an allowance for credit losses may be established.  At year-end 2024 and year-end 2023, one reinsurer met these conditions.
We had a reinsurance agreement with Scottish Re, with a reinsurance recoverable for ceded claims of $3.4 million and an allowance for credit losses of $1.4 million at both December 31, 2024 and December 31, 2023.  On March 6, 2019, Scottish Re was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware.  The Receiver filed a Motion for Entry of a Liquidation and Injunction Order on July 18, 2023.  We will continue to monitor the Liquidation and Injunction Order and expected recovery of the reinsurance recoverable.  Through our credit loss analysis, which included historical loss information, historical credit rating data, and existing financial information, we recorded a $1.8 million allowance for credit losses for the reinsurance recoverable upon adoption of ASU No. 2016-13 on January 1, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
As discussed in Note 1 - Nature of Operations and Significant Accounting Policies, the Company adopted ASU No. 2016-13 pertaining to the recognition and measurement of credit losses on reinsurance recoverables effective January 1, 2023.  We determined that an allowance was not required at December 31, 2024, with the exception of reinsurance recoverables from Scottish Re US Inc. (Scottish Re).
The following table provides a rollforward of the allowance for credit losses for reinsurance recoverables and other assets for the years ended December 31.
	2024		2023
	Reinsurance Recoverable	Other Assets	Reinsurance Recoverable	Other Assets
Beginning of year	$1,353	$737	$—	$—
Provision for adoption of ASU No. 2016-13	—	—	1,772	—
Additions for credit losses not previously recorded	—	—	—	737
Additions (reductions) for credit losses recorded in a previous period	14	—	(419)	—
End of year	$1,367	$737	$1,353	$737
Effective October 1, 2023, coinsurance on term life insurance policies held through Scottish Re was recaptured, resulting in the release of ceded reserves of $1.5 million.  The mortality risk on this business was subsequently reinsured on a yearly renewable term (YRT) basis to one of our existing domestic reinsurance partners.  The receivable for ceded reserves and premium related to the previously coinsured policies was $1.8 million at both December 31, 2024 and December 31, 2023.  This receivable is recorded in Other Assets in the Consolidated Balance Sheets.  The allowance for credit losses on this receivable was $0.7 million at both December 31, 2024 and December 31, 2023.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products from Security Benefit Life Insurance Company in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $437.5 million of life insurance in force at December 31, 2024 and $473.8 million of life insurance in force at December 31, 2023.  This block generated life insurance premiums of $1.5 million in 2024, $1.7 million in 2023, and $1.6 million in 2022.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $361.7 million of separate account balances at December 31, 2024, which are included in the financial statements of American Family, compared to $347.6 million at December 31, 2023.  This block consisted of $0.5 million of future policy benefits and $33.5 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2024.  This block consisted of $0.5 million of future policy benefits and $34.4 million in fixed fund balances at December 31, 2023.
Effective December 31, 2020, Kansas City Life entered into a 100% assumption reinsurance agreement with Ibexis Life & Annuity Insurance Company for all direct policyholder liabilities written by Ibexis Life & Annuity Insurance Company.  Effective November 1, 2021, Kansas City Life recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that occurred December 31, 2020.  As Ibexis Life & Annuity Insurance Company was still part of the consolidated entity prior to November 1, 2021, this agreement had no impact on consolidated reporting.  Effective with the sale of Ibexis Life & Annuity Insurance Company on November 1, 2021, the treaty is now accounted for as an assumption reinsurance agreement from an unaffiliated third party.  The Company is pursuing a novation plan, whereby policies under this agreement will be converted to direct business of Kansas City Life.  In order to novate, certain conditions must be met as identified under state regulations.  As these conditions are met, a policy is converted to a direct policy and the reinsurance aspect is eliminated.  As of December 31, 2024, approximately three-fourths of the reserves for these policies had been converted.  This block had $827.8 million of life insurance in force at December 31, 2024 and generated life insurance premiums of $1.1 million in 2024.  This block had $916.2 million of life insurance in force at December 31, 2023 and generated life insurance premiums of $1.1 million in 2023.  This block consisted of $26.7 million of future policy benefits and $178.6 million of policyholder account balances at December 31, 2024.  This block consisted of $28.4 million of future policy benefits and $187.0 million of policyholder account balances at December 31, 2023.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
15. Comprehensive Income (Loss)
Comprehensive Income (Loss) is comprised of Net Income (Loss) and Other Comprehensive Income (Loss).  Other Comprehensive Income (Loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  Furthermore, Other Comprehensive Income (Loss) includes the change in the liability for benefit plan obligations.  Other Comprehensive Income (Loss) reflects these items net of tax.
The following tables provide information about Comprehensive Income (Loss).
	Year Ended December 31, 2024
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$(41,176)	$(8,646)	$(32,530)
Reclassification of unrealized investment gains/losses	5,673	1,191	4,482
Effect on DAC, VOBA, and DRL	4,134	868	3,266
Change in benefit plan obligations	9,192	1,930	7,262
Other comprehensive loss	$(22,177)	$(4,657)	$(17,520)
Net loss			(4,965)
Comprehensive loss			$(22,485)

	Year Ended December 31, 2023
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$80,958	$17,001	$63,957
Reclassification of unrealized investment gains/losses	6,308	1,325	4,983
Effect on DAC, VOBA, and DRL	(7,665)	(1,610)	(6,055)
Change in benefit plan obligations	7,397	1,553	5,844
Other comprehensive income	$86,998	$18,269	$68,729
Net income			54,920
Comprehensive income			$123,649

	Year Ended December 31, 2022
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$(474,535)	$(99,652)	$(374,883)
Reclassification of unrealized investment gains/losses	10,591	2,224	8,367
Effect on DAC, VOBA, and DRL	39,664	8,330	31,334
Change in policyholder liabilities	33,877	7,112	26,765
Change in benefit plan obligations	(9,394)	(1,970)	(7,424)
Other comprehensive loss	$(399,797)	$(83,956)	$(315,841)
Net loss			(16,218)
Comprehensive loss			$(332,059)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2024, net of tax.
	Unrealized Gain (Loss) on Securities	DAC/ VOBA/DRL Impact	Benefit Plan Obligations	Total
Beginning of year	$(144,854)	$12,701	$(40,708)	$(172,861)
Other comprehensive income (loss) before reclassification	(32,530)	3,266	7,262	(22,002)
Amounts reclassified from accumulated other comprehensive income (loss)	4,482	—	—	4,482
Net current-period other comprehensive income (loss)	(28,048)	3,266	7,262	(17,520)
End of year	$(172,902)	$15,967	$(33,446)	$(190,381)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2023, net of tax.
	Unrealized Gain (Loss) on Securities	DAC/ VOBA/DRL Impact	Benefit Plan Obligations	Total
Beginning of year	$(213,794)	$18,756	$(46,552)	$(241,590)
Other comprehensive income (loss) before reclassification	63,957	(6,055)	5,844	63,746
Amounts reclassified from accumulated other comprehensive income (loss)	4,983	—	—	4,983
Net current-period other comprehensive income (loss)	68,940	(6,055)	5,844	68,729
End of year	$(144,854)	$12,701	$(40,708)	$(172,861)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the year ended December 31.
	2024	2023
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment losses, excluding credit and impairment losses [1]	$(852)	$(6,308)
Income tax benefit [2]	179	1,325
Net of taxes	(673)	(4,983)

Intent-to-sell impairments [1]	(4,821)	—
Income tax benefit [2]	1,012	—
Net of taxes	(3,809)	—

Total pre-tax reclassifications	(5,673)	(6,308)
Total income tax benefit	1,191	1,325
Total reclassification, net of taxes	$(4,482)	$(4,983)

[1] (Increases) decreases included in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.

[2] (Increases) decreases included in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.
The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the year ended December 31.
2022
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$(10,557)
Income tax benefit (expense) [2]	2,217
Net of taxes	(8,340)

Other-than-temporary impairment losses [1]	(34)
Income tax benefit [2]	7
Net of taxes	(27)

Total pre-tax reclassifications	(10,591)
Total income tax benefit (expense)	2,224
Total reclassification, net taxes	$(8,367)

[1] (Increases) decreases included in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.

[2] (Increases) decreases included in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
16. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during each of 2024, 2023, and 2022.  The number of shares outstanding at both December 31, 2024 and December 31, 2023 was 9,683,414.
17. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Grange Life, and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
The accounting policies of all segments are the same as those described in Note 1 - Significant Accounting Policies.  The chief operating decision maker assesses performance for all segments and decides how to allocate resources based on net income (loss) that is also reported on the income statement as consolidated net income (loss).  The measure of segment assets is reported on the balance sheet as total consolidated assets.  The chief operating decision maker uses net income (loss), amongst other metrics, to assist in the evaluation of the performance of all segments, to determine plans and actions, and to direct the use of assets and capital.  The Company's chief operating decision maker is the chief executive officer.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

72

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide information about segment revenue, measures of segment profit or loss, significant segment expenses, and a measure of segment assets for the years ended December 31.
	2024
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$168,346	$70,126	$82,677	$321,149
Intersegment revenues	466	—	—	466
Net investment income [1]	150,596	451	13,569	164,616
Net investment losses	(366)	—	(310)	(676)
Other revenues	5,598	99	1	5,698
Total segment revenues	324,640	70,676	95,937	491,253
Elimination of intersegment revenues				(466)
Total revenues				490,787

Policyholder benefits	145,488	41,774	63,090	250,352
Interest credited to policyholder account balances	78,801	—	—	78,801
Amortization of deferred acquisition costs	17,138	—	18,117	35,255
Operating expenses:
Salaries and benefits	39,641	4,963	8,161	52,765
Other segment items [2]	54,551	20,887	4,968	80,406
Operating expenses	94,192	25,850	13,129	133,171
Total segment benefits and expenses	335,619	67,624	94,336	497,579
Elimination of intersegment expense				(466)
Total benefits and expenses				497,113

Income (loss) before income tax expense (benefit)	(10,979)	3,052	1,601	(6,326)
Income tax expense (benefit)	(2,337)	641	335	(1,361)
Net income (loss)	$(8,642)	$2,411	$1,266	$(4,965)

Assets	$4,550,450	$11,247	$457,263	$5,018,960

[1] Includes $4.0 million of depreciation on invested assets.
[2] Other segment items includes agency-related expenses, legal expenses, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2023
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$178,907	$67,272	$87,574	$333,753
Intersegment revenues	450	—	—	450
Net investment income [1]	144,939	266	12,436	157,641
Net investment gains (losses)	62,141	—	(88)	62,053
Other revenues	5,365	107	1	5,473
Total segment revenues	391,802	67,645	99,923	559,370
Elimination of intersegment revenues				(450)
Total revenues				558,920

Policyholder benefits	160,115	40,145	65,528	265,788
Interest credited to policyholder account balances	74,311	—	—	74,311
Amortization of deferred acquisition costs	14,943	—	19,416	34,359
Operating expenses:
Salaries and benefits	41,011	5,146	8,043	54,200
Other segment items [2]	36,309	19,898	5,195	61,402
Operating expenses	77,320	25,044	13,238	115,602
Total segment benefits and expenses	326,689	65,189	98,182	490,060
Elimination of intersegment expense				(450)
Total benefits and expenses				489,610

Income before income tax expense	65,113	2,456	1,741	69,310
Income tax expense	13,504	515	371	14,390
Net income	$51,609	$1,941	$1,370	$54,920

Assets	$4,592,574	$10,808	$449,780	$5,053,162

[1] Includes $7.4 million of depreciation on invested assets.
[2] Other segment items includes agency-related expenses, legal expenses, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
	2022
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$174,168	$64,662	$93,822	$332,652
Intersegment revenues	440	—	—	440
Net investment income [1]	142,605	266	11,008	153,879
Net investment losses	(16,486)	—	(157)	(16,643)
Other revenues	6,627	124	3	6,754
Total segment revenues	307,354	65,052	104,676	477,082
Elimination of intersegment revenues				(440)
Total revenues				476,642

Policyholder benefits	145,811	38,541	74,047	258,399
Interest credited to policyholder account balances	72,974	—	—	72,974
Amortization of deferred acquisition costs	20,225	—	20,368	40,593
Operating expenses:
Salaries and benefits	29,365	3,936	7,904	41,205
Other segment items [2]	58,417	20,447	5,804	84,668
Operating expenses	87,782	24,383	13,708	125,873
Total segment benefits and expenses	326,792	62,924	108,123	497,839
Elimination of intersegment expense				(440)
Total benefits and expenses				497,399

Income (loss) before income tax expense (benefit)	(19,438)	2,128	(3,447)	(20,757)
Income tax expense (benefit)	(4,262)	447	(724)	(4,539)
Net income (loss)	$(15,176)	$1,681	$(2,723)	$(16,218)

Assets	$4,524,863	$9,322	$430,964	$4,965,149

[1] Includes $3.0 million of depreciation on invested assets.
[2] Other segment items includes agency-related expenses, legal expenses, depreciation, amortization, commission expenses net of capitalization, marketing expenses, professional services, and overhead expenses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
18. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	2024
	First	Second	Third	Fourth
Total revenues	$ 127,308	$ 122,512	$ 125,147	$ 115,820
Total benefits and expenses	125,344	116,546	123,478	131,745
Net income (loss)	1,554	4,735	1,321	(12,575)
Per common share, basic and diluted	0.16	0.49	0.14	(1.30)

	2023
	First	Second	Third	Fourth
Total revenues	$ 125,969	$ 123,952	$ 122,626	$ 186,373
Total benefits and expenses	130,080	118,296	116,785	124,449
Net income (loss)	(3,241)	4,463	4,599	49,099
Per common share, basic and diluted	(0.33)	0.46	0.47	5.07

19. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain (loss) from operations, net income (loss), and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2024	2023	2022
Net gain (loss) from operations	$ (13,492)	$ 495	$ (20,319)
Net income (loss)	(9,953)	55,355	(21,532)
Capital and surplus	261,607	277,625	220,044
Kansas City Life recognizes its 100% ownership in Old American and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2024 in the above table includes capital and surplus of $29.8 million for Old American and $25.3 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, a company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of capital and surplus at the end of the preceding year.  Both Kansas City Life and Old American are Missouri-domiciled insurance companies.  The maximum stockholder dividends payable by Kansas City Life without prior approval in 2025 is $26.2 million, 10% of December 31, 2024 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2025 is $5.9 million, net gain from operations for the year ended December 31, 2024.
Grange Life is subject to the laws in Ohio, its state of domicile.  Ohio law limits the Company’s payment of dividends to its parent company, Kansas City Life.  The maximum dividend that may be paid by an Ohio-domiciled insurance company to its shareholders in any year without the prior approval of the Ohio Director of the Department of Insurance is limited to the greater of the net income of the preceding calendar year or 10% of capital and surplus as of the preceding December 31.  Ohio law also requires that any dividend be paid from earned surplus.  The maximum dividend payments that can be made in 2025, without obtaining prior approval, are $2.5 million subject to the amount of earned surplus available at the time of payment.
We believe that the statutory limitations described above impose no practical restrictions on the declaration and subsequent payment of any dividend that may be declared on any of our three insurance companies.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the insurance companies was within the range of approximately 490% to 900%, well in excess of the control level at December 31, 2024.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $9.7 million at December 31, 2024, $8.5 million at December 31, 2023, and $8.8 million at December 31, 2022.

20. Commitments, Regulatory Matters, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.
At December 31, 2024 and December 31, 2023, we had no equity commitments outstanding to the real estate joint venture VIEs.  At December 31, 2024 and December 31, 2023, we had no contingent commitments to fund additional equity contributions for operating support to real estate joint venture VIEs.  At December 31, 2024, we had unfunded commitments of $54.9 million for additional alternative investment funds.  At December 31, 2023, we had unfunded commitments of $43.5 million for additional alternative investment funds.
At December 31, 2024, we had purchase commitments to fund mortgage loans of $9.3 million.  Subsequent to December 31, 2024, we entered into commitments to fund additional mortgage loans of $4.2 million.
Regulatory Matters
We are subject to regular reviews and inspections by state and federal regulatory authorities. State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance completed an examination based upon our statutory financial statements for the year ended December 31, 2019 for Kansas City Life and Old American.  The Ohio Department of Insurance completed an examination based upon our statutory financial statements for the year ended December 31, 2019 for Grange Life Insurance Company.  No recommendations or financial adjustments were required as a result of those examinations.  A periodic examination by the Missouri Department of Insurance and the Ohio Department of Insurance based upon the year ended December 31, 2023 is currently ongoing.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and funding and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated. Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
21. Contingent Liabilities
On March 1, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation. Kansas City Life had ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group. On July 18, 2023, the Court entered a Liquidation and Injunction Order (the “Order”) detailing the termination of Scottish Re (US)'s existing reinsurance contracts and providing for a liquidation of its assets.  We have established an allowance for credit losses related to the reinsurance receivables related to our agreements with Scottish Re (US) under ASU No. 2016-13 as adopted by the Company on January 1, 2023.  We will continue to closely monitor developments related to the distribution of assets by the receiver as we evaluate the allowance for credit losses related to these reinsurance receivables in future financial periods. For additional information, please see Note 14 - Reinsurance.
We are also involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Due to the unpredictable nature of litigation, the probable outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We accrue liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  If a range of loss is estimated, and some amount within that range appears to be a better estimate than any other amount within that range, then that amount is accrued.  If no amount within the range can be identified as a better estimate than any other amount, we accrue the minimum amount in the range.
For such matters where a loss is believed to be reasonably possible, but not probable, or the loss cannot be reasonably estimated, no accrual has been made. It is possible that such matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated as of December 31, 2024.  While the potential future liabilities could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, we do not believe any such liabilities are likely to have a material adverse effect on our business and our consolidated financial position, results of operations and cash flows, except for the matters described below under the heading "Cost of Insurance Litigation."
Cost of Insurance Litigation
The Company is involved in five related class actions alleging that we determined cost of insurance rates in excess of amounts permitted by the terms of certain universal and variable universal life insurance policies.  The Company also has two new putative class actions based on the same underlying claims.
•
The Company’s request for transfer to the Karr v. Kansas City Life case to the Missouri Supreme Court was denied in December 2024.  The case was remanded to the trial court and the judgment was satisfied in 2025.  For more information, see Note 22 - Subsequent Events below.

•
Meek v. Kansas City Life is a class action filed in the U.S. District Court for the Western District of Missouri.  The Court certified a class in this matter in February of 2022 that includes current and former policyowners who purchased certain universal life policies (described below) that were issued in the State of Kansas.  The class was limited to those whose policies were active on or after January 1, 2002.  The Court issued a summary judgment ruling in March of 2023 that related to claims by both plaintiffs and defendant.  The Court ruled in the favor of plaintiffs on the first three counts, which relate to permitted cost of insurance factors and mortality improvement, but only as to liability.  The Court ruled in favor of defendant on the fourth count, which relates to conversion.  The Court entered an Order partially decertifying the Class on June 20, 2023, further limiting the class to those Class members who incurred charges for “cost of insurance” or “expense charges” between June 18, 2014, and February 28, 2021.  In May 2023, the case went to jury trial, and the jury rendered a verdict in favor of the plaintiff in the amount of $0.9 million.  The 8th Circuit Court of Appeals affirmed the lower courts findings in January of 2025.  The Company has established an accrual as of December 31, 2024, in the amount of $1.0 million, which includes the $0.9 million judgment awarded by the Court and $0.1 million in post-judgment interest from the date of the judgement through year end 2024.  The amount, with any additional accrued interest, is expected to be paid later in 2025.

•
Sheldon v. Kansas City Life is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County).  The Court certified a class in May of 2022 that includes contract owners who purchased certain Century II Variable Universal Life contracts that were issued in the State of Missouri and whose policies were active on or after January 1, 2002.  The Court granted partial Summary Judgment to plaintiffs on the contract counts at issue in the class action.  In September 2023, the case went to trial and the jury rendered a verdict in favor of the plaintiffs in the amount of $4.1 million.  Following an appeal to the Missouri Court of Appeals, the case was remanded to the 16th Circuit Court for entering a final judgment.  While the judgment is not final, the Court has entered an interim ruling granting prejudgment interest in the amount of $2.0 million.  If an adverse final judgment is entered, we intend to Appeal the ruling.

•
Fine v. Kansas City Life is a class action filed in the U.S. District Court for the Central District of California.  The Court certified a class in November of 2023, the Court certified a class that includes current individuals who purchased certain universal life and variable universal life policies in the state of California and whose policies were active on or after January 1, 2002.  The case is in discovery and trial is currently scheduled for late 2025.  The Fine matter includes different defenses and matters of law than the other cases.

•
McMillan v. Kansas City Life is a class action filed in the U.S. District Court for the District of Maryland.  The Court certified a class in January of 2025 that includes current and former policyholders who purchased certain universal life and certain variable universal life policies originally issued in the State of Maryland.  This case was filed on May 5, 2022, and discovery is ongoing.  The McMillan matter includes different defenses and matters of law than the other related cases.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
•
Van Zanten et al v. Kansas City Life is a putative class action filed in the U.S. District Court for the Western District of Missouri on February 12, 2025.  The proposed class action includes current and former policyholders in a number of different states and relates to the cost of insurance charges under certain universal life policies similar to those involved in the other cases.  The case is in its preliminary stages.  We have not yet responded to the claims and the Court has not held any hearings on the matter.  The Van Zanten et al matter includes different defenses and matters of law than the other related cases.

•
Van Zanten v. Kansas City Life is a putative class action filed in the 16th Circuit Court for the State of Missouri (Jackson County) on February 12, 2025.  The proposed class action includes current and former policyholders in a number of different states and relates to the cost of insurance charges under certain variable universal life policies similar to those involved in the other cases.  The case is in its preliminary stages.  We have not yet responded to the claims and the Court has not held any hearings on the matter.  The Van Zanten matter includes different defenses and matters of law than the other related cases.

As referenced above, the classes certified in Meek, Fine, and McMillan class actions, include policyholders who purchased one of the following Universal Life policies issued by Kansas City Life: Better Life Plan, Better Life Plan Qualified, LifeTrack, AGP, MGP, PGP, Chapter One, Classic, Rightrack (89), Performer (88), Performer (91), Prime Performer, Competitor (88), Competitor (91), Executive (88), Executive (91), Protector 50, LewerMax, Ultra 20 (93), Competitor II, Executive II, Performer II, or Ultra 20 (96).  The Fine and McMillan class action also include policyholders who purchased the Century II Variable Universal Life policy.
As of December 31, 2024, we have accrued liability for the Meek v. Kansas City Life matter as noted above.  There can be no assurances as to the outcome of any of these matters, including those where a verdict has already been rendered and will be the subject of appeal, or that the accrued liability will be sufficient to cover our ultimate financial exposure associated with these matters.  As a result, the amounts that may be required to be paid to discharge or settle one or more of these matters could have a material adverse impact on our business and our consolidated financial position, results of operations, and cash flows.
22. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2024 through March 4, 2025, the date the consolidated financial statements were issued, and have identified the following subsequent events.
On January 24, 2025, we paid an amount of $48.5 million in satisfaction of the judgment in the case Karr v. Kansas City Life, a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County).  As previously disclosed, following a trial determining the damages, the jury rendered a verdict of $28.4 million in favor of the plaintiffs.  The Company and the plaintiffs had previously filed an appeal to the Missouri Court of Appeals, Western District, and the Court of Appeals had issued a ruling finding in favor of plaintiffs on their claim for prejudgment interest.  The Missouri Supreme Court declined the Company’s appeal to that body.  The payment includes the damages amount, the prejudgment interest awarded by the Court of appeals, and post judgment interest.  The Company does not believe the Jackson County Court’s ruling on this issue will have a material effect on the outcome of similar cases.  As a result of this outcome, the Company expects to recognize an additional tax benefit of approximately $3.0 million in 2025 that was triggered by this payment.
On January 27, 2025, the Kansas City Life Board of Directors declared a quarterly dividend of $0.14 per share, paid on February 12, 2025 to stockholders of record on February 6, 2025.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2024.

Independent Auditor’s Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
Kansas City, Missouri
Opinion
We have audited the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the consolidated financial statements.
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2024 and 2023, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements” section of our report. We are required to be independent of Kansas City Life Insurance Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern within one year after the date that these consolidated financial statements are issued.
Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Kansas City Life Insurance Company and subsidiaries’ internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Required Supplementary Information
Accounting principles generally accepted in the United States of America require that the incurred and paid claims development information for the years 2015 through 2023 in Note 8 be presented to supplement the basic consolidated financial statements. Such information is the responsibility of management and, although not a part of the basic consolidated financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the basic financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic consolidated financial statements, and other knowledge we obtained during our audit of the basic consolidated financial statements. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
/s/ Forvis Mazars, LLP
Kansas City, Missouri
March 4, 2025

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2024 and 2023

TABLE OF CONTENTS
STATEMENT OF NET ASSETS
STATEMENT OFOPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2024

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Federated Hermes Insurance Series
Managed Volatility Fund II - P	221,701	$10.19	67,753	$26.957	4,672	$20.079	22,750	$14.896	$2,259	$2,372
High Income Bond Fund II - P	218,882	5.68	21,009	41.097	2,409	36.679	7,876	37.012	1,243	1,327
Government Money Fund II - S	1,144,072	1.00	68,522	13.922	299	14.135	15,080	12.332	1,144	1,144

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	225,522	35.59	72,230	94.795	8,217	71.789	10,558	55.830	8,026	6,218
Growth Series - Initial Class Shares	222,390	73.31	107,024	137.399	9,600	107.917	7,793	72.170	16,304	11,133
Total Return Series - Initial Class Shares	124,475	23.27	33,597	58.580	3,503	49.073	21,348	35.436	2,896	2,866
Total Return Bond Series - Initial Class Shares	156,560	11.50	52,035	26.591	263	27.135	18,015	22.738	1,800	1,968
Utilities Series - Initial Class Shares	252,218	34.22	58,275	114.975	6,025	93.320	24,951	54.844	8,631	7,872

MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	94,834	8.31	22,750	25.472	294	25.818	7,859	25.574	788	898

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	155,809	36.49	67,304	72.998	240	74.343	14,159	53.298	5,686	5,760
Opportunistic Small Cap Portfolio - Initial Shares	138,865	43.56	118,246	40.091	11,658	37.729	29,198	29.747	6,049	5,783

BNY Mellon Stock Index Fund, Inc. - Initial Shares	350,249	79.76	263,812	84.177	33,641	83.528	47,917	60.917	27,936	18,150

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	21,968	55.51	6,354	132.338	1,982	142.009	2,138	45.357	1,220	860

Lincoln Variable Insurance Products
LVIP American Century Capital Appreciation Fund Standard Class II	305,824	16.77	53,088	83.401	2,627	86.591	7,181	65.786	5,128	4,379
LVIP American Century International Fund Standard Class II	441,143	10.68	105,735	38.137	4,043	30.912	22,965	24.199	4,713	4,662
LVIP American Century Value Fund Standard Class II	546,380	12.23	116,001	36.113	10,612	38.752	39,180	53.122	6,681	5,663
LVIP American Century Disciplined Core Value Fund Standard Class II	206,522	8.57	52,163	26.403	5,102	28.356	5,961	41.425	1,769	1,757
LVIP American Century Ultra Fund Standard Class II	110,567	30.35	20,662	91.924	2,086	97.562	12,500	100.237	3,356	2,303
LVIP American Century Mid Cap Value Fund Standard Class II	13,728	19.66	5,764	40.905	—	43.061	773	44.078	270	278
LVIP American Century Inflation Protection Fund Service Class	82,657	9.16	34,176	15.343	2,915	16.284	11,097	16.731	758	838

Lincoln Variable Insurance Products
LVIP JP Morgan U.S. Equity Fund Standard Class	55,605	44.49	16,320	91.926	6,433	98.643	5,357	63.334	2,474	1,682
LVIP JP Morgan Small Cap Core Fund Standard Class	204,937	21.69	48,494	64.232	1,719	68.926	25,347	47.838	4,445	4,150
LVIP JP Morgan Mid Cap Value Fund Standard Class	277,223	9.75	30,223	66.437	1,164	70.512	8,445	72.446	2,702	2,806

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	200,794	12.27	59,409	27.099	2,803	28.976	28,517	27.091	2,464	2,768
Franklin Small-Mid Cap Growth VIP Fund - Class 2	83,653	14.79	29,965	29.567	4,671	31.615	4,480	45.443	1,237	1,324
Templeton Developing Markets VIP Fund - Class 2	245,967	8.45	47,511	30.273	1,832	32.370	14,452	40.187	2,078	2,196
Templeton Foreign VIP Fund - Class 2	209,355	13.76	51,759	36.762	1,574	39.449	45,218	20.255	2,880	2,831

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	160,785	23.21	36,716	61.677	6,785	66.182	18,932	53.782	3,731	2,658

See accompanying Notes to Financial Statements
1

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2024

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	13,608	$79.53	30,018	$24.729	7,745	$26.442	2,917	$46.325	$1,082	$784
V.I. Technology Fund - Series I Shares	29,180	23.80	37,513	15.658	589	16.742	2,105	46.192	695	561
V.I. Core Equity Fund - Series I Shares	59,944	33.62	57,840	27.430	1,799	29.330	10,047	37.425	2,016	1,838

Columbia Funds Variable Series Trust II
Select Mid Cap Growth Fund (Class 2)	48,158	54.17	66,125	29.630	242	31.683	14,816	43.317	2,609	1,348
Seligman Global Technology Fund (Class 2)	136,738	28.26	33,121	93.869	1,939	100.372	3,876	144.639	3,864	2,979
Select Small Cap Value Fund (Class 2)	71,770	37.94	33,190	54.085	459	57.402	15,286	58.976	2,723	1,693

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	38,379	55.50	34,241	49.861	720	52.345	7,196	53.515	2,130	1,654
VIP Freedom Income PortfolioSM - Service Class 2	18,852	10.98	4,036	15.501	3,171	16.274	5,579	16.638	207	224
VIP Freedom 2010 PortfolioSM - Service Class 2	—	11.39	—	18.573	—	19.499	—	19.934	—	—
VIP Freedom 2015 PortfolioSM - Service Class 2	159	11.39	91	19.824	—	20.812	—	21.277	2	2
VIP Freedom 2020 PortfolioSM - Service Class 2	1,655	12.59	737	20.713	—	21.745	251	22.231	21	21
VIP Freedom 2025 PortfolioSM - Service Class 2	7,958	15.85	899	22.584	4,300	23.709	161	24.239	126	93
VIP Freedom 2030 PortfolioSM - Service Class 2	13,799	16.27	8,552	23.482	—	24.652	940	25.203	225	190
VIP Freedom 2035 PortfolioSM - Service Class 2	964	27.60	894	29.758	—	30.983	—	31.557	27	23
VIP Freedom 2040 PortfolioSM - Service Class 2	2,831	27.07	2,408	31.808	—	33.118	—	33.731	77	62
VIP Freedom 2045 PortfolioSM - Service Class 2	6,798	27.54	5,788	32.347	—	33.679	—	34.302	188	147
VIP Freedom 2050 PortfolioSM - Service Class 2	5,888	24.87	4,178	32.401	—	33.735	322	34.360	146	122

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	12,106	14.43	7,603	14.463	—	14.976	4,255	15.215	175	249
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4,423	13.58	2,712	15.693	—	16.249	1,060	16.509	60	88
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	9,965	12.91	7,656	15.844	—	16.407	441	16.669	128	149

American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares	1,587	9.52	910	8.933	—	9.148	754	9.248	15	18
Global Growth Fund - Class 2 Shares	3,092	36.37	4,370	24.723	—	25.319	173	25.595	112	108
New World Fund® - Class 2 Shares	6,710	26.33	10,233	17.264	—	17.681	—	17.873	177	175
Growth-Income Fund - Class 2 Shares	11,650	68.38	22,034	28.116	115	28.794	5,972	29.108	796	671
Capital Income Builder® - Class 2 Shares	4,810	12.38	2,831	15.354	—	15.725	1,010	15.896	60	57
Asset Allocation Fund - Class 2 Shares	2,568	25.65	1,864	19.746	—	20.222	1,421	20.443	66	64

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	19,865	13.19	10,375	25.254	—	25.864	—	26.145	262	265
Managed Risk International Fund - Class P2 Shares	7,598	8.18	5,707	10.891	—	11.154	—	11.275	62	72
Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1,902	11.69	963	15.660	—	16.038	441	16.212	22	21
Managed Risk Growth-Income Fund - Class P2 Shares	3,150	14.25	1,853	19.452	—	19.921	439	20.138	45	41
Managed Risk Asset Allocation Fund - Class P2 Shares	47,817	12.78	28,423	16.300	—	16.693	8,759	16.875	611	601

Total Net Assets									$147,397	$120,966

See accompanying Notes to Financial Statements
2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Federated Hermes Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II	BNY Mellon Variable Investment Fund
	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Income Portfolio - Initial Class Shares	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares

Investment Income:
Income:
Dividend Distributions	$49	69	58	47	-	72	78	200	38	24	42	314	6
Expenses:
Mortality and Expense Risk Charges	18	10	11	66	136	23	15	72	8	48	50	226	10
Net Investment Income (Loss)	31	59	47	(19)	(136)	49	63	128	30	(24)	(8)	88	(4)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(31)	(16)	-	157	636	26	(31)	141	(39)	(21)	11	1,291	39
Capital Gains Distributions	-	-	-	450	1,192	139	-	247	-	405	-	1,677	7
Unrealized Appreciation (Depreciation)	300	23	-	661	2,316	(19)	-	388	34	266	217	2,592	203
Net Gain (Loss) on Investments	269	7	-	1,268	4,144	146	(31)	776	(5)	650	228	5,560	249

Change in Net Assets from Operations	$300	66	47	1,249	4,008	195	32	904	25	626	220	5,648	245

See accompanying Notes to Financial Statements
3

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Disciplined Core Value Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II

Investment Income:
Income:
Dividend Distributions	$-	46	46	6	-	1	3
Expenses:
Mortality and Expense Risk Charges	12	13	16	4	7	1	2
Net Investment Income (Loss)	(12)	33	30	2	(7)	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	11	12	41	(3)	53	(1)	(2)
Capital Gains Distributions	153	-	325	-	209	8	-
Unrealized Appreciation (Depreciation)	(45)	(41)	(1,152)	178	(652)	12	70
Net Gain (Loss) on Investments	119	(29)	(786)	175	(390)	19	68

Change in Net Assets from Operations	$107	4	(756)	177	(397)	19	69

See accompanying Notes to Financial Statements
4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Lincoln Variable Insurance Products
	LVIP American Century Capital Appreciation Fund	LVIP American Century International Fund	LVIP American Century Value Fund	LVIP American Century Disciplined Core Value Fund	LVIP American Century Ultra Fund	LVIP American Century Mid Cap Value Fund	LVIP American Century Inflation Protection Fund

Investment Income:
Income:
Dividend Distributions	$-	32	149	17	-	6	25
Expenses:
Mortality and Expense Risk Charges	28	28	36	10	16	2	4
Net Investment Income (Loss)	(28)	4	113	7	(16)	4	21
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	44	28	134	-	68	-	(4)
Capital Gains Distributions	135	-	61	-	37	5	-
Unrealized Appreciation (Depreciation)	749	51	1,018	12	1,053	(8)	(80)
Net Gain (Loss) on Investments	928	79	1,213	12	1,158	(3)	(84)

Change in Net Assets from Operations	$900	83	1,326	19	1,142	1	(63)

See accompanying Notes to Financial Statements

5

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Lincoln Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust				Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	LVIP JP Morgan U.S. Equity Fund Standard Class	LVIP JP Morgan Small Cap Core Fund Standard Class	LVIP JP Morgan Mid Cap Value Fund Standard Class	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares

Investment Income:
Income:
Dividend Distributions	$12	36	33	48	-	88	70	14	-	-	13
Expenses:
Mortality and Expense Risk Charges	18	35	21	20	10	17	23	28	8	5	16
Net Investment Income (Loss)	(6)	1	12	28	(10)	71	47	(14)	(8)	(5)	(3)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	70	50	20	(48)	(36)	(25)	30	269	19	16	40
Capital Gains Distributions	102	67	407	-	-	17	-	62	-	28	161
Unrealized Appreciation (Depreciation)	300	347	(113)	7	162	92	(127)	351	251	143	240
Net Gain (Loss) on Investments	472	464	314	(41)	126	84	(97)	682	270	187	441

Change in Net Assets from Operations	$466	465	326	(13)	116	155	(50)	668	262	182	438
See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products							-
	Select Mid Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$-	-	-	1	7	-	-	1	3	5	-	1	2	2
Expenses:
Mortality and Expense Risk Charges	20	30	21	16	1	-	-	-	1	2	-	1	2	1
Net Investment Income (Loss)	(20)	(30)	(21)	(15)	6	-	-	1	2	3	-	-	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	182	95	184	116	-	-	-	-	4	2	1	-	1	1
Capital Gains Distributions	-	278	-	247	-	-	-	1	-	-	-	1	4	2
Unrealized Appreciation (Depreciation)	331	483	165	167	1	-	-	-	3	12	1	6	16	11
Net Gain (Loss) on Investments	513	856	349	530	1	-	-	1	7	14	2	7	21	14

Change in Net Assets from Operations	$493	826	328	515	7	-	-	2	9	17	2	7	21	15

See accompanying Notes to Financial Statements

7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2024
(in thousands)
	Northern Lights Variable Trust			American Funds Insurance Series®						American Funds Insurance Series® Managed Risk Funds
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Capital World Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$5	1	3	-	2	2	8	1	1	1	1	-	1	11	$1,701
Expenses:
Mortality and Expense Risk Charges	1	-	1	-	1	2	6	-	-	2	1	-	-	5	1,187
Net Investment Income (Loss)	4	1	2	-	1	-	2	1	1	(1)	-	-	1	6	514
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(4)	(3)	(7)	-	1	2	32	-	1	(2)	-	-	-	(3)	3,552
Capital Gains Distributions	-	-	-	-	3	1	32	-	3	-	-	-	1	8	6,475
Unrealized Appreciation (Depreciation)	9	6	14	(1)	6	5	81	1	5	48	(1)	2	6	63	11,239
Net Gain (Loss) on Investments	5	3	7	(1)	10	8	145	1	9	46	(1)	2	7	68	21,266

Change in Net Assets from Operations	$9	4	9	(1)	11	8	147	2	10	45	(1)	2	8	74	$21,780

See accompanying Notes to Financial Statements
8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Federated Hermes Insurance Series						MFS® Variable Insurance Trust						MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II
	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares		Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Income Portfolio - Initial Class Shares
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$31	21	59	61	47	60	(19)	(22)	(136)	(106)	49	35	63	41	128	254	30	32
Net Realized Gain (Loss) and Capital Gains Distributions	(31)	(89)	(16)	(28)	-	-	607	447	1,828	1,169	165	115	(31)	(31)	388	651	(39)	(56)
Unrealized Appreciation (Depreciation)	300	217	23	100	-	-	661	877	2,316	2,580	(19)	110	-	97	388	(1,192)	34	96
Change in Net Assets from Operations	300	149	66	133	47	60	1,249	1,302	4,008	3,643	195	260	32	107	904	(287)	25	72

Deposits	133	137	61	69	176	319	227	226	430	387	171	179	163	165	403	461	70	98

Payments and Withdrawals:
Death Benefits	-	3	-	-	1,672	1,042	-	16	-	23	-	8	-	1	-	33	-	3
Withdrawals	87	64	76	58	274	117	329	236	1,221	313	143	123	83	65	857	989	28	250
Administrative Fees and Charges	114	122	56	61	80	109	238	247	479	465	162	175	96	98	330	395	47	59
Net Transfers to (from) Fixed Account	52	12	(19)	3	(1,242)	(933)	37	195	119	362	49	128	(4)	(41)	220	(64)	182	(6)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	253	201	113	122	784	335	604	694	1,819	1,163	354	434	175	123	1,407	1,353	257	306

Net Assets:
Net Increase (Decrease)	180	85	14	80	(561)	44	872	834	2,619	2,867	12	5	20	149	(100)	(1,179)	(162)	(136)
Beginning of Year	2,079	1,994	1,229	1,149	1,705	1,661	7,154	6,320	13,685	10,818	2,884	2,879	1,780	1,631	8,731	9,910	950	1,086

	$2,259	2,079	1,243	1,229	1,144	1,705	8,026	7,154	16,304	13,685	2,896	2,884	1,800	1,780	8,631	8,731	788	950

See accompanying Notes to Financial Statements

9

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	BNY Mellon Variable Investment Fund								JPMorgan Insurance Trust			American Century Variable Portfolios, Inc.
	Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares		BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2024	2023	2024	2023	2024	2023	2024	2023	2023	2023	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(24)	(7)	(8)	(29)	88	135	(4)	(1)	10	12	23	(12)	(33)	33	24	30	104
Net Realized Gain (Loss) and Capital Gains Distributions	384	327	11	92	2,968	1,724	46	123	83	26	199	164	(47)	12	(29)	366	633
Unrealized Appreciation (Depreciation)	266	681	217	427	2,592	3,284	203	75	(200)	550	(24)	(45)	788	(41)	509	(1,152)	(234)
	626	1,001	220	490	5,648	5,143	245	197	(107)	588	198	107	708	4	504	(756)	503

Deposits	212	239	335	338	1,172	1,002	58	83	32	100	68	93	273	111	366	117	390

Payments and Withdrawals:
Death Benefits	-	5	-	5	-	25	-	16	-	-	-	-	-	-	9	-	4
Withdrawals	191	639	288	322	1,824	1,678	75	27	7	39	31	40	209	110	233	114	402
Administrative Fees and Charges	218	245	240	269	930	936	58	56	29	61	35	59	181	69	221	88	288
Net Transfers to (from) Fixed Account	114	210	30	(21)	410	399	5	18	-	(53)	(37)	4	36	51	24	(7)	(95)
Other	-	-	-	-	-	-	-	-	1,491	4,709	2,462	4,323	-	4,628	-	5,739	-
	523	1,099	558	575	3,164	3,038	138	117	1,527	4,756	2,491	4,426	426	4,858	487	5,934	599

Net Assets:
Net Increase (Decrease)	315	141	(3)	253	3,656	3,107	165	163	(1,602)	(4,068)	(2,225)	(4,226)	555	(4,743)	383	(6,573)	294
Beginning of Year	5,371	5,230	6,052	5,799	24,280	21,173	1,055	892	1,602	4,068	2,225	4,226	3,671	4,743	4,360	6,573	6,279

	$5,686	5,371	6,049	6,052	27,936	24,280	1,220	1,055	-	-	-	-	4,226	-	4,743	-	6,573

See accompanying Notes to Financial Statements
10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		Lincoln Variable Insurance Products
	VP Disciplined Core Value Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		LVIP American Century Capital Appreciation Fund	LVIP American Century International Fund	LVIP American Century Value Fund	LVIP American Century Disciplined Core Value Fund	LVIP American Century Ultra Fund
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2024	2024	2024	2024

Change in Net Assets from Operations:
Net Investment Income (Loss)	$2	12	(7)	(18)	-	4	1	18	(28)	4	113	7	(16)
Net Realized Gain (Loss) and Capital Gains Distributions	(3)	(46)	262	226	7	25	(2)	(9)	179	28	195	-	105
Unrealized Appreciation (Depreciation)	178	148	(652)	647	12	(17)	70	9	749	51	1,018	12	1,053
	177	114	(397)	855	19	12	69	18	900	83	1,326	19	1,142

Deposits	30	96	62	185	6	15	20	60	186	241	238	64	111

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	4	81	111	71	9	1	5	35	63	193	322	50	61
Administrative Fees and Charges	25	85	37	112	3	9	12	37	126	137	176	52	80
Net Transfers to (from) Fixed Account	(42)	10	32	156	(1)	(18)	(27)	(27)	92	(91)	124	6	(2)
Other	1,794	-	2,242	-	269	-	814	-	(4,323)	(4,628)	(5,739)	(1,794)	(2,242)
	1,781	176	2,422	339	280	(8)	804	45	(4,042)	(4,389)	(5,117)	(1,686)	(2,103)

Net Assets:
Net Increase (Decrease)	(1,574)	34	(2,757)	701	(255)	35	(715)	33	5,128	4,713	6,681	1,769	3,356
Beginning of Year	1,574	1,540	2,757	2,056	255	220	715	682	-	-	-	-	-

	$-	1,574	-	2,757	-	255	-	715	5,128	4,713	6,681	1,769	3,356
See accompanying Notes to Financial Statements
11

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Lincoln Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
	LVIP American Century Mid Cap Value Fund	LVIP American Century Inflation Protection Fund	LVIP JP Morgan U.S. Equity Fund Standard Class		LVIP JP Morgan Small Cap Core Fund Standard Class		LVIP JP Morgan Mid Cap Value Fund Standard Class		Franklin Global Real Estate VIP Fund - Class 2		Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2
	2024	2024	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$4	21	(6)	5	1	12	12	32	28	53	(10)	(9)	71	28
Net Realized Gain (Loss) and Capital Gains Distributions	5	(4)	172	29	117	(50)	427	(14)	(48)	(83)	(36)	(59)	(8)	(64)
Unrealized Appreciation (Depreciation)	(8)	(80)	300	492	347	(52)	(113)	9	7	282	162	325	92	277
	1	-	466	526	465	(90)	326	27	(13)	252	116	257	155	241

Deposits	9	41	135	111	258	187	226	152	168	192	48	86	131	160

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	3	-	-	-	1	-	-	-	3
Withdrawals	4	17	43	17	290	444	152	100	189	177	122	45	237	200
Administrative Fees and Charges	6	25	103	68	162	119	113	78	109	121	46	50	84	95
Net Transfers to (from) Fixed Account	(1)	(8)	23	1	136	(70)	53	(5)	19	(61)	2	35	63	46
Other	(269)	(814)	-	(1,491)	-	(4,709)	-	(2,462)	-	-	-	-	-	-
	(260)	(780)	169	(1,405)	588	(4,213)	318	(2,289)	317	238	170	130	384	344

Net Assets:
Net Increase (Decrease)	270	758	432	2,042	135	4,310	234	2,468	(162)	206	(6)	213	(98)	57
Beginning of Year	-	-	2,042	-	4,310	-	2,468	-	2,626	2,420	1,243	1,030	2,176	2,119

	$270	758	2,474	2,042	4,445	4,310	2,702	2,468	2,464	2,626	1,237	1,243	2,078	2,176

See accompanying Notes to Financial Statements
12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Franklin Templeton Variable Insurance Products Trust		Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)						Columbia Funds Variable Series Trust II
	Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares		V.I. Core Equity Fund - Series I Shares		Select Mid Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$47	69	(14)	(6)	(8)	(5)	(5)	(4)	(3)	(1)	(20)	(17)	(30)	(25)
Net Realized Gain (Loss) and Capital Gains Distributions	30	(5)	331	157	19	12	44	(23)	201	21	182	89	373	167
Unrealized Appreciation (Depreciation)	(127)	444	351	506	251	217	143	222	240	373	331	381	483	940
	(50)	508	668	657	262	224	182	195	438	393	493	453	826	1,082

Deposits	185	202	215	165	81	35	27	28	110	123	140	111	107	135

Payments and Withdrawals:
Death Benefits	-	4	-	-	-	-	-	-	-	-	-	-	-	1
Withdrawals	177	209	875	216	39	9	39	33	475	58	184	84	257	185
Administrative Fees and Charges	116	123	147	148	38	33	23	22	81	82	82	82	113	114
Net Transfers to (from) Fixed Account	(123)	160	76	30	(58)	23	25	43	69	59	30	41	58	142
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	170	496	1,098	394	19	65	87	98	625	199	296	207	428	442

Net Assets:
Net Increase (Decrease)	(35)	214	(215)	428	324	194	122	125	(77)	317	337	357	505	775
Beginning of Year	2,915	2,701	3,946	3,518	758	564	573	448	2,093	1,776	2,272	1,915	3,359	2,584

	$2,880	2,915	3,731	3,946	1,082	758	695	573	2,016	2,093	2,609	2,272	3,864	3,359

See accompanying Notes to Financial Statements
13

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Columbia Funds Variable Series Trust II		Fidelity® Variable Insurance Products
	Select Small Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2		VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(21)	(19)	(15)	(10)	6	7	-	-	-	-	1	2	2	2
Net Realized Gain (Loss) and Capital Gains Distributions	184	147	363	185	-	(1)	-	-	-	-	1	-	4	2
Unrealized Appreciation (Depreciation)	165	169	167	318	1	7	-	-	-	-	-	10	3	11
	328	297	515	493	7	13	-	-	-	-	2	12	9	15

Deposits	154	185	212	163	7	6	1	2	2	3	3	6	2	4

Payments and Withdrawals:
Death Benefits	-	3	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	293	228	70	488	-	-	-	-	1	-	92	14	8	-
Administrative Fees and Charges	89	99	83	78	8	8	1	2	3	3	5	8	11	11
Net Transfers to (from) Fixed Account	39	(69)	12	62	(5)	(2)	-	-	(1)	-	-	-	(1)	4
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	421	261	165	628	3	6	1	2	3	3	97	22	18	15

Net Assets:
Net Increase (Decrease)	61	221	562	28	11	13	-	-	(1)	-	(92)	(4)	(7)	4
Beginning of Year	2,662	2,441	1,568	1,540	196	183	-	-	3	3	113	117	133	129

	$2,723	2,662	2,130	1,568	207	196	-	-	2	3	21	113	126	133

See accompanying Notes to Financial Statements
14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Fidelity® Variable Insurance Products										Northern Lights Variable Trust
	VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2		VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$3	3	-	-	-	-	-	1	1	-	4	(1)	1	-
Net Realized Gain (Loss) and Capital Gains Distributions	2	5	1	-	1	1	5	2	3	6	(4)	(2)	(3)	(4)
Unrealized Appreciation (Depreciation)	12	21	1	3	6	9	16	23	11	14	9	14	6	9
	17	29	2	3	7	10	21	26	15	20	9	11	4	5

Deposits	12	17	2	2	6	5	3	3	21	18	13	7	3	3

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	1	47	3	-	-	-	-	-	-	29	2	-	2	2
Administrative Fees and Charges	4	6	1	1	1	1	3	3	7	6	6	4	3	3
Net Transfers to (from) Fixed Account	5	-	-	-	-	-	(1)	-	(4)	-	(1)	-	1	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	10	53	4	1	1	1	2	3	3	35	7	4	6	5

Net Assets:
Net Increase (Decrease)	19	(7)	-	4	12	14	22	26	33	3	15	14	1	3
Beginning of Year	206	213	27	23	65	51	166	140	113	110	160	146	59	56

	$225	206	27	27	77	65	188	166	146	113	175	160	60	59

See accompanying Notes to Financial Statements
15

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	Northern Lights Variable Trust		American Funds Insurance Series®
	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares		Capital World Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$2	-	-	-	1	-	-	1	2	3	1	1	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	(7)	(8)	-	-	4	5	3	(2)	64	24	-	-	4	1
Unrealized Appreciation (Depreciation)	14	19	(1)	1	6	12	5	21	81	86	1	1	5	5
	9	11	(1)	1	11	17	8	20	147	113	2	2	10	7

Deposits	9	10	2	2	32	27	10	9	160	159	10	4	9	18

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	7	2	-	-	2	13	15	5	70	22	-	-	8	-
Administrative Fees and Charges	15	14	1	1	9	9	5	5	60	47	3	3	9	9
Net Transfers to (from) Fixed Account	14	(34)	(2)	-	3	14	(24)	-	(7)	(20)	(25)	(1)	1	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	36	(18)	(1)	1	14	36	(4)	10	123	49	(22)	2	18	9

Net Assets:
Net Increase (Decrease)	(18)	39	2	2	29	8	22	19	184	223	34	4	1	16
Beginning of Year	146	107	13	11	83	75	155	136	612	389	26	22	65	49

	$128	146	15	13	112	83	177	155	796	612	60	26	66	65

See accompanying Notes to Financial Statements
16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS ( CONTINUED)
YEARS ENDED DECEMBER 31, 2024 and 2023
(in thousands)
	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Washington Mutual Investors FundSM - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(1)	(1)	-	1	-	-	1	1	6	10	$514	764
Net Realized Gain (Loss) and Capital Gains Distributions	(2)	26	-	2	-	2	1	4	5	70	10,027	6,147
Unrealized Appreciation (Depreciation)	48	10	(1)	(1)	2	(1)	6	1	63	8	11,239	14,714
	45	35	(1)	2	2	1	8	6	74	88	21,780	21,625

Deposits	24	19	17	8	3	3	2	6	47	94	7,537	7,758

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	1,672	1,208
Withdrawals	-	-	-	-	-	-	4	-	29	527	10,265	9,144
Administrative Fees and Charges	17	16	4	4	1	2	1	3	30	50	5,540	5,826
Net Transfers to (from) Fixed Account	(13)	24	(1)	-	(4)	1	1	5	-	2	443	688
Other	-	-	-	-	-	-	-	-	-	-	-	-
	4	40	3	4	(3)	3	6	8	59	579	17,920	16,866

Net Assets:
Net Increase (Decrease)	65	14	13	6	8	1	4	4	62	(397)	11,397	12,517
Beginning of Year	197	183	49	43	14	13	41	37	549	946	136,000	123,483

	$262	197	62	49	22	14	45	41	611	549	$147,397	136,000

See accompanying Notes to Financial Statements
17

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.
18

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following Series-Type Mutual Funds are available in the Account:

Federated Hermes Insurance Series	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Managed Volatility Fund II - P	V.I. American Franchise Fund - Series I Shares
High Income Bond Fund II - P	V.I. Technology Fund - Series I Shares
Government Money Fund II - S	V.I. Core Equity Fund - Series I Shares

MFS® Variable Insurance Trust	Columbia Funds Variable Series Trust II
Research Series - Initial Class Shares	Select Mid Cap Growth Fund (Class 2)
Growth Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Total Return Series - Initial Class Shares	Select Small Cap Value Fund (Class 2)
Total Return Bond Series - Initial Class Shares
Utilities Series - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
MFS® Variable Insurance Trust II	VIP Freedom Income PortfolioSM - Service Class 2
Income Portfolio - Initial Class Shares	VIP Freedom 2010 PortfolioSM - Service Class 2
VIP Freedom 2015 PortfolioSM - Service Class 2
BNY Mellon Variable Investment Fund	VIP Freedom 2020 PortfolioSM - Service Class 2
Appreciation Portfolio - Initial Shares	VIP Freedom 2025 PortfolioSM - Service Class 2
Opportunistic Small Cap Portfolio - Initial Shares	VIP Freedom 2030 PortfolioSM - Service Class 2
VIP Freedom 2035 PortfolioSM - Service Class 2
BNY Mellon Stock Index Fund, Inc. - Initial Shares	VIP Freedom 2040 PortfolioSM - Service Class 2
VIP Freedom 2045 PortfolioSM - Service Class 2
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	VIP Freedom 2050 PortfolioSM - Service Class 2

Lincoln Variable Insurance Products	Northern Lights Variable Trust
LVIP American Century Capital Appreciation Fund Standard Class II	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
LVIP American Century International Fund Standard Class II	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
LVIP American Century Value Fund Standard Class II	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
LVIP American Century Disciplined Core Value Fund Standard Class II
LVIP American Century Ultra Fund Standard Class II	American Funds Insurance Series®
LVIP American Century Mid Cap Value Fund Standard Class II	Capital World Bond Fund - Class 2 Shares
LVIP American Century Inflation Protection Fund Service Class	Global Growth Fund - Class 2 Shares
LVIP JP Morgan U.S. Equity Fund Standard Class	New World Fund® - Class 2 Shares
LVIP JP Morgan Small Cap Core Fund Standard Class	Growth-Income Fund - Class 2 Shares
LVIP JP Morgan Mid Cap Value Fund Standard Class	Capital Income Builder® - Class 2 Shares
Asset Allocation Fund - Class 2 Shares
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	American Funds Insurance Series® Managed Risk Funds
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk Growth Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
Managed Risk Growth-Income Fund - Class P2 Shares
Calamos® Advisors Trust	Managed Risk Asset Allocation Fund - Class P2 Shares
Calamos Growth and Income Portfolio

19

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Fund Changes

During the year ended December 31, 2024, shareholders of the American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. approved the reorganization of VP Capital Appreciation Fund, VP Disciplined Core Value Fund, VP International Fund, VP Mid Cap Value Fund, VP Ultra Fund, VP Value Fund, and VP Inflation Protection Fund, into a corresponding newly organized series of Lincoln Variable Insurance Products effective April 29, 2024.

During the year ended December 31, 2023, shareholders of the JP Morgan Portfolio approved the reorganization of JPMorgan Insurance Trust Mid Cap Value Portfolio, JPMorgan Insurance Trust Small Cap Core Portfolio and JPMorgan Insurance Trust U.S. Equity Portfolio into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023.

There were no other portfolios that changed names or funds merged during the years ended December 31, 2024 and 2023.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments – The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  Further, the volatile inflationary environment and equity markets have presented significant challenges to the interest rate environment.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

20

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Segment Information

The Account has identified a group of individuals that collectively operate as the Chief Operating Decision Maker (CODM). These individuals include the KCL President and CEO, KCL Senior Vice President and Actuary, and the KCL Vice President, Marketing.

The Account’s primary investment strategy and investment fund options of the underlying subaccounts that are made available to policyholders are agreed upon after consideration from the collective CODM.  Each subaccount of the Account constitutes a single operating segment and therefore, a single reportable segment.

The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies, and the collective CODM reviews segment assets, income, and expenses at the financial statement level as included herein.  The collective CODM also reviews other information about the segment’s performance at the level disclosed in the financial highlights (Note 6).

Recently Issued Accounting Standards
The Account adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures”, effective January 1, 2024, which expands annual disclosure requirements for reportable segments. For further information, see above “Segment Information”.

Subsequent Events

Subsequent events have been evaluated through April 29, 2025, the date that the financial statements have been issued.

21

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2024:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$213	$302
Federated Hermes High Income Bond Fund II - P	182	175
Federated Hermes Government Money Fund II - S	2,133	2,694
MFS® Research Series - Initial Class Shares	766	712
MFS® Growth Series - Initial Class Shares	1,772	2,105
MFS® Total Return Series - Initial Class Shares	577	572
MFS® Total Return Bond Series - Initial Class Shares	422	371
MFS® Utilities Series - Initial Class Shares	1,171	1,800
MFS® Income Portfolio - Initial Class Shares	140	297
BNY Mellon Appreciation Portfolio - Initial Shares	777	707
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	521	752
BNY Mellon Stock Index Fund, Inc. - Initial Shares	3,686	3,913
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	85	162
American Century VP Capital Appreciation Fund - Class I	298	4,490
American Century VP International Fund - Class I	413	5,127
American Century VP Value Fund - Class I	516	5,978
American Century VP Disciplined Core Value Fund - Class I	89	1,838
American Century VP Ultra® Fund - Class I	278	2,436
American Century VP Mid Cap Value Fund - Class I	15	281
American Century VP Inflation Protection Fund - Class II	49	832
LVIP American Century Capital Appreciation Fund	4,709	374
LVIP American Century International Fund	5,113	479
LVIP American Century Value Fund	6,261	732
LVIP American Century Disciplined Core Value Fund	1,893	136
LVIP American Century Ultra Fund	2,480	245
LVIP American Century Mid Cap Value Fund	291	13
LVIP American Century Inflation Protection Fund	903	61
LVIP JP Morgan U.S. Equity Fund Standard Class	284	222
LVIP JP Morgan Small Cap Core Fund Standard Class	487	749
LVIP JP Morgan Mid Cap Value Fund Standard Class	735	408
Franklin Global Real Estate VIP Fund - Class 2	402	523
Franklin Small-Mid Cap Growth VIP Fund - Class 2	93	225
Templeton Developing Markets VIP Fund - Class 2	368	533
Templeton Foreign VIP Fund - Class 2	484	422
Calamos Growth and Income Portfolio	384	1,219
Invesco V.I. American Franchise Fund - Series I Shares	160	106
Invesco V.I. Technology Fund - Series I Shares	101	138
Invesco V.I. Core Equity Fund - Series I Shares	298	655
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	222	398
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	441	514
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	223	511
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	657	378
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	18	8
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	1
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	3	4
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	5	97
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	6	20
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	17	12
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	5
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	7	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	9	4
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	29	8
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	18	8
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4	6
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	16	41
American Funds Capital World Bond Fund - Class 2 Shares	3	-
American Funds Global Growth Fund - Class 2 Shares	48	26
American Funds New World Fund® - Class 2 Shares	37	22
American Funds Growth-Income Fund - Class 2 Shares	261	190
American Funds Capital Income Builder® - Class 2 Shares	36	3
American Funds Asset Allocation Fund - Class 2 Shares	14	19
American Funds Managed Risk Growth Fund - Class P2 Shares	38	19
American Funds Managed Risk International Fund - Class P2 Shares	19	5
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	7	1
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	4	6
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	64	62
Total	$41,759	$45,153

22

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
2023:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$275	$318
Federated Hermes High Income Bond Fund II - P	173	165
Federated Hermes Government Money Fund II - S	1,967	1,923
MFS® Research Series - Initial Class Shares	737	869
MFS® Growth Series - Initial Class Shares	1,535	1,454
MFS® Total Return Series - Initial Class Shares	404	506
MFS® Total Return Bond Series - Initial Class Shares	304	221
MFS® Utilities Series - Initial Class Shares	1,705	1,832
MFS® Income Portfolio - Initial Class Shares	156	332
American Century VP Capital Appreciation Fund - Class I	803	1,196
American Century VP International Fund - Class I	756	893
American Century VP Value Fund - Class I	2,503	3,556
American Century VP Disciplined Core Value Fund - Class I	226	150
American Century VP Ultra® Fund - Class I	133	1,543
American Century VP Mid Cap Value Fund - Class I	231	4,838
American Century VP Inflation Protection Fund - Class II	353	2,554
BNY Mellon Appreciation Portfolio - Initial Shares	367	547
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	709	806
BNY Mellon Stock Index Fund, Inc. - Initial Shares	1,322	932
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	162	230
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	426	423
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	72	19
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	121	88
LVIP JP Morgan U.S. Equity Fund Standard Class	1,636	106
LVIP JP Morgan Small Cap Core Fund Standard Class	5,093	681
LVIP JP Morgan Mid Cap Value Fund Standard Class	2,720	247
Franklin Global Real Estate VIP Fund - Class 2	377	370
Franklin Small-Mid Cap Growth VIP Fund - Class 2	101	154
Templeton Developing Markets VIP Fund - Class 2	286	440
Templeton Foreign VIP Fund - Class 2	367	592
Calamos Growth and Income Portfolio	353	485
Invesco V.I. American Franchise Fund - Series I Shares	75	94
Invesco V.I. Technology Fund - Series I Shares	35	109
Invesco V.I. Core Equity Fund - Series I Shares	205	236
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	135	248
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	323	495
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	393	488
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	294	703
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	16	9
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	2	2
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	3	3
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	11	24
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	8	17
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	22	55
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	2
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	7	2
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	8	5
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	23	38
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	9	6
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	3	5
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	46	18
American Funds Capital World Bond Fund - Class 2 Shares	2	1
American Funds Global Growth Fund - Class 2 Shares	34	36
American Funds New World Fund® - Class 2 Shares	18	18
American Funds Growth-Income Fund - Class 2 Shares	264	125
American Funds Capital Income Builder® - Class 2 Shares	6	3
American Funds Asset Allocation Fund - Class 2 Shares	23	11
American Funds Managed Risk Growth Fund - Class P2 Shares	60	43
American Funds Managed Risk International Fund - Class P2 Shares	13	5
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	5	3
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	14	10
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	223	584
Total	$28,656	$31,168

23

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are from quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are from quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2024 and 2023, all assets were classified as Level 2 and were measured at fair value on a recurring basis totaling $147,397,000 (2023 - $136,000,000). The Account did not have any transfers between levels during the years ended December 31, 2024 and 2023.

The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are from quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies from the tables below.  Mortality and expense risk charges, administrative fees and charges, and cost of insurance are assessed through the reduction of units and unit values.

Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	0% - 30% of actual premiums paid
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year

24

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 for maintenance $20 additional fee for first 12 months of contract and first 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6 - $48 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.83 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee

25

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $38.50 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2024, $2,000 (2023 – ($11,000)) was assessed in surrender charges for Century II Variable Universal Life, $135,000 (2023 - $206,000) for Century II Accumulator Variable Universal Life and ($1,000) (2023 - $5,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees and charges, and cost of insurance.  During the year ended 2024, other fees and charges, primarily cost of insurance, totaled $5,498,000 (2023 - $5,614,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $773,000 (2023 - $825,000) in 2024.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk charges, administrative fees and charges, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 - $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk
26

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	2.00% - 50.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

Surrender charges
During the years ended 2024 and 2023, less than $1,000 of surrender charges were assessed for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and charges, and cost of insurance. During the year ended 2024, other fees and charges, primarily cost of insurance, totaled $455,000 (2023 - $447,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life products.
27

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
The Mortality and Expense Risk Charges for the year ended December 31 were as follows:

2024:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$15	$1	$2	$18
Federated Hermes High Income Bond Fund II - P	8	1	1	10
Federated Hermes Government Money Fund II - S	10	-	1	11
MFS® Research Series - Initial Class Shares	59	4	3	66
MFS® Growth Series - Initial Class Shares	127	6	3	136
MFS® Total Return Series - Initial Class Shares	18	1	4	23
MFS® Total Return Bond Series - Initial Class Shares	13	-	2	15
MFS® Utilities Series - Initial Class Shares	61	4	7	72
MFS® Income Portfolio - Initial Class Shares	7	-	1	8
BNY Mellon Appreciation Portfolio - Initial Shares	44	-	4	48
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	42	3	5	50
BNY Mellon Stock Index Fund, Inc. - Initial Shares	195	17	14	226
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	8	2	-	10
American Century VP Capital Appreciation Fund - Class I	11	-	1	12
American Century VP International Fund - Class I	12	-	1	13
American Century VP Value Fund - Class I	12	1	3	16
American Century VP Disciplined Core Value Fund - Class I	4	-	-	4
American Century VP Ultra® Fund - Class I	5	-	2	7
American Century VP Mid Cap Value Fund - Class I	1	-	-	1
American Century VP Inflation Protection Fund - Class II	2	-	-	2
LVIP American Century Capital Appreciation Fund	25	1	2	28
LVIP American Century International Fund	25	1	2	28
LVIP American Century Value Fund	27	2	7	36
LVIP American Century Disciplined Core Value Fund	8	1	1	10
LVIP American Century Ultra Fund	11	1	4	16
LVIP American Century Mid Cap Value Fund	2	-	-	2
LVIP American Century Inflation Protection Fund	3	-	1	4
LVIP JP Morgan U.S. Equity Fund Standard Class	12	4	2	18
LVIP JP Morgan Small Cap Core Fund Standard Class	28	1	6	35
LVIP JP Morgan Mid Cap Value Fund Standard Class	17	1	3	21
Franklin Global Real Estate VIP Fund - Class 2	16	-	4	20
Franklin Small-Mid Cap Growth VIP Fund - Class 2	8	1	1	10
Templeton Developing Markets VIP Fund - Class 2	14	-	3	17
Templeton Foreign VIP Fund - Class 2	18	-	5	23
Calamos Growth and Income Portfolio	19	3	6	28
Invesco V.I. American Franchise Fund - Series I Shares	6	1	1	8
Invesco V.I. Technology Fund - Series I Shares	4	-	1	5
Invesco V.I. Core Equity Fund - Series I Shares	14	-	2	16
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	17	-	3	20
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	26	1	3	30
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	16	-	5	21
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	14	-	2	16
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	-	-	1
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	-	-	1
American Funds New World Fund® - Class 2 Shares	2	-	-	2
American Funds Growth-Income Fund - Class 2 Shares	5	-	1	6
American Funds Capital Income Builder® - Class 2 Shares	-	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	-	-	-	-
American Funds Managed Risk Growth Fund - Class P2 Shares	2	-	-	2
American Funds Managed Risk International Fund - Class P2 Shares	1	-	-	1
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	-	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	4	-	1	5
	$1,008	$59	$120	$1,187

28

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2024:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	8	13	(5)
Federated Hermes High Income Bond Fund II - P	3	4	(1)
Federated Hermes Government Money Fund II - S	153	198	(45)
MFS® Research Series - Initial Class Shares	3	8	(5)
MFS® Growth Series - Initial Class Shares	5	20	(15)
MFS® Total Return Series - Initial Class Shares	7	11	(4)
MFS® Total Return Bond Series - Initial Class Shares	13	14	(1)
MFS® Utilities Series - Initial Class Shares	8	22	(14)
MFS® Income Portfolio - Initial Class Shares	4	11	(7)
BNY Mellon Appreciation Portfolio - Initial Shares	5	9	(4)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	13	20	(7)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	22	48	(26)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	2	(1)
American Century VP Capital Appreciation Fund - Class I	2	66	(64)
American Century VP International Fund - Class I	10	146	(136)
American Century VP Value Fund - Class I	4	181	(177)
American Century VP Disciplined Core Value Fund - Class I	3	66	(63)
American Century VP Ultra® Fund - Class I	1	38	(37)
American Century VP Mid Cap Value Fund - Class I	-	7	(7)
American Century VP Inflation Protection Fund - Class II	3	49	(46)
LVIP American Century Capital Appreciation Fund	67	4	63
LVIP American Century International Fund	145	12	133
LVIP American Century Value Fund	183	18	165
LVIP American Century Disciplined Core Value Fund	68	5	63
LVIP American Century Ultra Fund	38	3	35
LVIP American Century Mid Cap Value Fund	7	(1)	8
LVIP American Century Inflation Protection Fund	52	4	48
LVIP JP Morgan U.S. Equity Fund Standard Class	2	3	(1)
LVIP JP Morgan Small Cap Core Fund Standard Class	7	12	(5)
LVIP JP Morgan Mid Cap Value Fund Standard Class	5	6	(1)
Franklin Global Real Estate VIP Fund - Class 2	13	18	(5)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3	6	(3)
Templeton Developing Markets VIP Fund - Class 2	8	15	(7)
Templeton Foreign VIP Fund - Class 2	13	12	1
Calamos Growth and Income Portfolio	6	25	(19)
Invesco V.I. American Franchise Fund - Series I Shares	7	4	3
Invesco V.I. Technology Fund - Series I Shares	5	8	(3)
Invesco V.I. Core Equity Fund - Series I Shares	5	22	(17)
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	8	12	(4)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	2	5	(3)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	4	9	(5)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	9	8	1
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	5	(5)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	3	(2)
American Funds Capital World Bond Fund - Class 2 Shares	-	(1)	1
American Funds Global Growth Fund - Class 2 Shares	2	1	1
American Funds New World Fund® - Class 2 Shares	2	1	1
American Funds Growth-Income Fund - Class 2 Shares	8	7	1
American Funds Capital Income Builder® - Class 2 Shares	2	-	2
American Funds Asset Allocation Fund - Class 2 Shares	1	2	(1)
American Funds Managed Risk Growth Fund - Class P2 Shares	2	2	-
American Funds Managed Risk International Fund - Class P2 Shares	2	-	2
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	3	4	(1)

29

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
2023:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	13	18	(5)
Federated Hermes High Income Bond Fund II - P	3	5	(2)
Federated Hermes Government Money Fund II - S	145	146	(1)
MFS® Research Series - Initial Class Shares	5	12	(7)
MFS® Growth Series - Initial Class Shares	7	15	(8)
MFS® Total Return Series - Initial Class Shares	5	11	(6)
MFS® Total Return Bond Series - Initial Class Shares	10	8	2
MFS® Utilities Series - Initial Class Shares	10	19	(9)
MFS® Income Portfolio - Initial Class Shares	5	14	(9)
BNY Mellon Appreciation Portfolio - Initial Shares	5	20	(15)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	17	23	(6)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	22	55	(33)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	2	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	1	29	(28)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	3	89	(86)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	2	43	(41)
American Century VP Capital Appreciation Fund - Class I	6	9	(3)
American Century VP International Fund - Class I	19	23	(4)
American Century VP Value Fund - Class I	20	25	(5)
American Century VP Disciplined Core Value Fund - Class I	6	10	(4)
American Century VP Ultra® Fund - Class I	4	6	(2)
American Century VP Mid Cap Value Fund - Class I	1	-	1
American Century VP Inflation Protection Fund - Class II	6	5	1
LVIP JP Morgan U.S. Equity Fund Standard Class	30	1	29
LVIP JP Morgan Small Cap Core Fund Standard Class	94	13	81
LVIP JP Morgan Mid Cap Value Fund Standard Class	45	4	41
Franklin Global Real Estate VIP Fund - Class 2	12	14	(2)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4	6	(2)
Templeton Developing Markets VIP Fund - Class 2	8	14	(6)
Templeton Foreign VIP Fund - Class 2	10	21	(11)
Calamos Growth and Income Portfolio	5	10	(5)
Invesco V.I. American Franchise Fund - Series I Shares	3	4	(1)
Invesco V.I. Technology Fund - Series I Shares	3	9	(6)
Invesco V.I. Core Equity Fund - Series I Shares	7	11	(4)
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	6	10	(4)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	2	7	(5)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	9	10	(1)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	7	19	(12)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	3	(2)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	1	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	1	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	3	1	2
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	1	-
American Funds New World Fund® - Class 2 Shares	1	2	(1)
American Funds Growth-Income Fund - Class 2 Shares	12	6	6
American Funds Capital Income Builder® - Class 2 Shares	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	1	-	1
American Funds Managed Risk Growth Fund - Class P2 Shares	1	2	(1)
American Funds Managed Risk International Fund - Class P2 Shares	1	1	-
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	1	2	(1)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	7	41	(34)
a  During the year ended December 31, 2023, shareholders of the JP Morgan Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023.  See Footnote 1 for further information.
b  During the year ended December 31, 2024, shareholders of the American Century Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective April 29, 2024.  See Footnote 1 for further information.

30

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
6. Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2024 as follows:

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Federated Hermes Managed Volatility Fund II - P
2024	95	$14.896	to	$26.957	$2,259	2.19%	0.50% to 0.90%	14.51%	to	14.98%
2023	100	$12.956	to	$23.541	$2,164	1.86%	0.50% to 0.90%	7.71%	to	8.14%
2022	105	$11.981	to	$21.856	$1,994	1.88%	0.50% to 0.90%	-14.53%	to	-14.18%
2021	110	$13.961	to	$25.570	$2,446	1.79%	0.50% to 0.90%	17.45%	to	17.92%
2020	118	$11.839	to	$21.771	$2,214	2.55%	0.50% to 0.90%	0.02%	to	0.43%

Federated Hermes High Income Bond Fund II - P
2024	31	$36.679	to	$41.097	$1,243	5.54%	0.50% to 0.90%	5.31%	to	5.74%
2023	32	$34.733	to	$39.025	$1,309	5.88%	0.50% to 0.90%	11.71%	to	12.15%
2022	34	$31.008	to	$34.935	$1,149	5.61%	0.50% to 0.90%	-12.57%	to	-12.22%
2021	36	$35.367	to	$39.957	$1,382	5.03%	0.50% to 0.90%	3.91%	to	4.33%
2020	37	$33.944	to	$38.454	$1,382	5.93%	0.50% to 0.90%	4.64%	to	5.06%

Federated Hermes Government Money Fund II - S
2024	84	$12.332	to	$14.135	$1,144	4.57%	0.50% to 0.90%	3.77%	to	4.18%
2023	129	$11.837	to	$13.584	$1,749	4.34%	0.50% to 0.90%	3.58%	to	3.99%
2022	130	$11.382	to	$13.079	$1,661	1.21%	0.50% to 0.90%	0.24%	to	0.64%
2021	111	$11.309	to	$13.011	$1,404	0.00%	0.50% to 0.90%	-0.89%	to	-0.50%
2020	138	$11.366	to	$13.093	$1,750	0.17%	0.50% to 0.90%	-0.69%	to	-0.30%

MFS® Research Series - Initial Class Shares
2024	91	$55.830	to	$94.795	$8,026	0.61%	0.50% to 0.90%	17.80%	to	18.27%
2023	96	$47.204	to	$80.472	$7,988	0.51%	0.50% to 0.90%	21.33%	to	21.81%
2022	103	$38.752	to	$66.327	$6,320	0.49%	0.50% to 0.90%	-17.95%	to	-17.62%
2021	110	$47.042	to	$80.838	$8,286	0.54%	0.50% to 0.90%	23.68%	to	24.18%
2020	115	$37.882	to	$65.359	$6,979	0.72%	0.50% to 0.90%	15.55%	to	16.01%

MFS® Growth Series - Initial Class Shares
2024	124	$72.170	to	$137.399	$16,304	0.00%	0.50% to 0.90%	30.28%	to	30.80%
2023	139	$55.174	to	$105.465	$16,552	0.00%	0.50% to 0.90%	34.65%	to	35.19%
2022	147	$40.813	to	$78.325	$10,818	0.00%	0.50% to 0.90%	-32.25%	to	-31.98%
2021	155	$59.997	to	$115.603	$16,782	0.00%	0.50% to 0.90%	22.43%	to	22.92%
2020	170	$48.811	to	$94.427	$15,062	0.00%	0.50% to 0.90%	30.67%	to	31.20%

MFS® Total Return Series - Initial Class Shares
2024	58	$35.436	to	$58.580	$2,896	2.45%	0.50% to 0.90%	6.78%	to	7.21%
2023	62	$33.053	to	$54.861	$2,889	2.02%	0.50% to 0.90%	9.46%	to	9.89%
2022	68	$30.077	to	$50.122	$2,879	1.72%	0.50% to 0.90%	-10.39%	to	-10.03%
2021	72	$33.431	to	$55.933	$3,440	1.79%	0.50% to 0.90%	13.09%	to	13.55%
2020	75	$29.443	to	$49.457	$3,154	2.25%	0.50% to 0.90%	8.83%	to	9.27%

MFS® Total Return Bond Series - Initial Class Shares
2024	70	$22.738	to	$27.135	$1,800	4.32%	0.50% to 0.90%	1.62%	to	2.03%
2023	71	$22.285	to	$26.628	$1,929	3.22%	0.50% to 0.90%	6.42%	to	6.85%
2022	69	$20.857	to	$24.953	$1,631	2.76%	0.50% to 0.90%	-14.70%	to	-14.36%
2021	69	$24.355	to	$29.175	$1,919	2.71%	0.50% to 0.90%	-1.70%	to	-1.31%
2020	66	$24.678	to	$29.598	$1,861	3.50%	0.50% to 0.90%	7.49%	to	7.93%

MFS® Utilities Series - Initial Class Shares
2024	89	$54.844	to	$114.975	$8,631	2.29%	0.50% to 0.90%	10.65%	to	11.10%
2023	103	$49.365	to	$103.907	$7,552	3.52%	0.50% to 0.90%	-2.98%	to	-2.60%
2022	112	$50.680	to	$107.102	$9,910	2.40%	0.50% to 0.90%	-0.15%	to	0.25%
2021	119	$50.552	to	$107.257	$10,536	1.75%	0.50% to 0.90%	13.07%	to	13.52%
2020	120	$44.530	to	$94.860	$9,389	2.50%	0.50% to 0.90%	4.95%	to	5.37%

MFS® Income Portfolio - Initial Class Shares
2024	31	$25.472	to	$25.818	$788	4.08%	0.50% to 0.90%	2.31%	to	2.73%
2023	38	$24.895	to	$25.164	$814	3.73%	0.50% to 0.90%	6.63%	to	7.06%
2022	47	$23.254	to	$23.535	$1,086	3.48%	0.50% to 0.90%	-14.48%	to	-14.14%
2021	46	$27.083	to	$27.443	$1,264	3.19%	0.50% to 0.90%	-0.43%	to	-0.03%
2020	44	$27.092	to	$27.487	$1,207	3.75%	0.50% to 0.90%	8.37%	to	8.80%

BNY Mellon Appreciation Portfolio - Initial Shares
2024	82	$53.298	to	$74.343	$5,686	0.42%	0.50% to 0.90%	11.79%	to	12.24%
2023	86	$47.486	to	$66.320	$5,512	0.71%	0.50% to 0.90%	19.89%	to	20.37%
2022	101	$39.451	to	$55.167	$5,230	0.67%	0.50% to 0.90%	-18.80%	to	-18.47%
2021	106	$48.389	to	$67.751	$6,775	0.44%	0.50% to 0.90%	25.99%	to	26.50%
2020	112	$38.253	to	$53.626	$5,657	0.79%	0.50% to 0.90%	22.58%	to	23.07%

31

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares
2024	159	$29.747	to	$40.091	$6,049	0.69%	0.50% to 0.90%	3.67%	to	4.09%
2023	166	$28.578	to	$38.671	$6,305	0.33%	0.50% to 0.90%	8.31%	to	8.74%
2022	172	$26.281	to	$35.705	$5,799	0.00%	0.50% to 0.90%	-17.37%	to	-17.04%
2021	178	$31.678	to	$43.209	$7,220	0.11%	0.50% to 0.90%	15.42%	to	15.88%
2020	189	$27.337	to	$37.437	$6,628	0.65%	0.50% to 0.90%	18.82%	to	19.29%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2024	345	$60.917	to	$84.177	$27,936	1.17%	0.50% to 0.90%	23.54%	to	24.03%
2023	371	$49.113	to	$68.140	$27,387	1.41%	0.50% to 0.90%	24.80%	to	25.30%
2022	404	$39.196	to	$54.598	$21,173	1.34%	0.50% to 0.90%	-19.05%	to	-18.72%
2021	424	$48.226	to	$67.445	$27,463	1.14%	0.50% to 0.90%	27.26%	to	27.77%
2020	466	$37.744	to	$52.997	$23,649	1.57%	0.50% to 0.90%	16.95%	to	17.42%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2024	10	$45.357	to	$142.009	$1,220	0.53%	0.50% to 0.90%	23.76%	to	24.26%
2023	11	$36.502	to	$114.426	$1,218	0.72%	0.50% to 0.90%	22.72%	to	23.21%
2022	12	$29.627	to	$92.990	$892	0.53%	0.50% to 0.90%	-23.56%	to	-23.26%
2021	12	$38.605	to	$121.321	$1,187	0.76%	0.50% to 0.90%	25.86%	to	26.36%
2020	12	$30.550	to	$96.130	$976	1.09%	0.50% to 0.90%	23.03%	to	23.52%

American Century VP Capital Appreciation Fund - Class I
2024	63	$65.786	to	$86.591	$5,128	0.00%	0.50% to 0.90%	23.85%	to	24.35%
2023	64	$52.902	to	$69.721	$4,781	0.00%	0.50% to 0.90%	19.61%	to	20.09%
2022	67	$44.053	to	$58.130	$3,671	0.00%	0.50% to 0.90%	-28.75%	to	-28.47%
2021	68	$61.584	to	$81.366	$5,199	0.00%	0.50% to 0.90%	10.16%	to	10.60%
2020	72	$55.681	to	$73.659	$4,923	0.00%	0.50% to 0.90%	41.18%	to	41.74%

American Century VP International Fund - Class I
2024	133	$24.199	to	$38.137	$4,713	1.60%	0.50% to 0.90%	1.68%	to	2.09%
2023	136	$23.704	to	$37.508	$5,126	1.37%	0.50% to 0.90%	11.57%	to	12.01%
2022	140	$21.162	to	$33.619	$4,360	1.46%	0.50% to 0.90%	-25.43%	to	-25.13%
2021	136	$28.264	to	$45.083	$5,700	0.16%	0.50% to 0.90%	7.78%	to	8.21%
2020	138	$26.121	to	$41.830	$5,326	0.49%	0.50% to 0.90%	24.75%	to	25.25%

American Century VP Value Fund - Class I
2024	166	$36.113	to	$53.122	$6,681	2.87%	0.50% to 0.90%	8.49%	to	8.93%
2023	177	$33.286	to	$48.766	$6,867	2.39%	0.50% to 0.90%	8.12%	to	8.56%
2022	182	$30.785	to	$44.923	$6,279	2.08%	0.50% to 0.90%	-0.36%	to	0.04%
2021	198	$30.895	to	$44.904	$6,811	1.75%	0.50% to 0.90%	23.39%	to	23.89%
2020	207	$25.038	to	$36.246	$5,766	2.34%	0.50% to 0.90%	0.07%	to	0.47%

American Century VP Disciplined Core Value Fund - Class I
2024	63	$26.403	to	$41.425	$1,769	1.31%	0.50% to 0.90%	12.07%	to	12.52%
2023	63	$23.560	to	$36.814	$1,608	1.54%	0.50% to 0.90%	7.68%	to	8.11%
2022	67	$21.879	to	$34.052	$1,540	1.77%	0.50% to 0.90%	-13.52%	to	-13.17%
2021	69	$25.298	to	$39.216	$1,850	1.08%	0.50% to 0.90%	22.54%	to	23.03%
2020	69	$20.644	to	$31.874	$1,522	1.97%	0.50% to 0.90%	10.80%	to	11.25%

American Century VP Ultra® Fund - Class I
2024	35	$91.924	to	$100.237	$3,356	0.00%	0.50% to 0.90%	27.63%	to	28.15%
2023	37	$72.022	to	$78.220	$3,458	0.00%	0.50% to 0.90%	42.23%	to	42.80%
2022	39	$50.639	to	$54.777	$2,056	0.00%	0.50% to 0.90%	-32.98%	to	-32.71%
2021	38	$75.558	to	$81.407	$2,922	0.00%	0.50% to 0.90%	22.06%	to	22.55%
2020	39	$61.904	to	$66.430	$2,511	0.00%	0.50% to 0.90%	48.51%	to	49.10%

American Century VP Mid Cap Value Fund - Class I
2024	7	$40.905	to	$44.078	$270	2.54%	0.50% to 0.90%	7.75%	to	8.18%
2023	7	$37.964	to	$40.744	$290	2.33%	0.50% to 0.90%	5.19%	to	5.61%
2022	6	$36.092	to	$38.581	$220	2.25%	0.50% to 0.90%	-2.08%	to	-1.68%
2021	7	$36.857	to	$39.242	$248	1.19%	0.50% to 0.90%	22.10%	to	22.59%
2020	6	$30.186	to	$32.011	$190	1.89%	0.50% to 0.90%	0.30%	to	0.71%

American Century VP Inflation Protection Fund - Class II
2024	48	$15.343	to	$16.731	$758	3.72%	0.50% to 0.90%	0.62%	to	1.03%
2023	46	$15.248	to	$16.560	$748	3.33%	0.50% to 0.90%	2.48%	to	2.88%
2022	45	$14.879	to	$16.096	$682	4.97%	0.50% to 0.90%	-13.85%	to	-13.51%
2021	46	$17.272	to	$18.610	$815	3.17%	0.50% to 0.90%	5.32%	to	5.74%
2020	44	$16.400	to	$17.600	$737	1.36%	0.50% to 0.90%	8.57%	to	9.00%

LVIP JP Morgan U.S. Equity Fund Standard Class
2024	28	$63.334	to	$98.643	$2,474	0.53%	0.50% to 0.90%	22.87%	to	23.36%
2023	29	$51.340	to	$80.063	$4,084	1.55%	0.50% to 0.90%	26.03%	to	26.53%
2022	28	$40.576	to	$63.355	$1,602	0.52%	0.50% to 0.90%	-19.42%	to	-19.10%
2021	29	$50.155	to	$78.410	$2,014	0.74%	0.50% to 0.90%	28.18%	to	28.70%
2020	28	$38.971	to	$61.003	$1,512	0.77%	0.50% to 0.90%	24.14%	to	24.64%

32

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

LVIP JP Morgan Small Cap Core Fund Standard Class
2024	76	$47.838	to	$68.926	$4,445	0.80%	0.50% to 0.90%	10.70%	to	11.15%
2023	81	$43.040	to	$62.091	$8,620	1.38%	0.50% to 0.90%	12.09%	to	12.54%
2022	86	$38.245	to	$55.243	$4,068	0.45%	0.50% to 0.90%	-20.07%	to	-19.75%
2021	87	$47.659	to	$68.927	$5,128	0.50%	0.50% to 0.90%	20.30%	to	20.78%
2020	96	$39.460	to	$57.140	$4,680	0.98%	0.50% to 0.90%	12.66%	to	13.12%

LVIP JP Morgan Mid Cap Value Fund Standard Class
2024	40	$66.437	to	$72.446	$2,702	1.25%	0.50% to 0.90%	13.25%	to	13.71%
2023	41	$58.663	to	$63.710	$4,936	3.19%	0.50% to 0.90%	9.92%	to	10.36%
2022	41	$53.368	to	$57.729	$2,225	0.94%	0.50% to 0.90%	-8.98%	to	-8.62%
2021	43	$58.632	to	$63.171	$2,549	0.90%	0.50% to 0.90%	28.72%	to	29.24%
2020	45	$45.550	to	$48.880	$2,116	1.49%	0.50% to 0.90%	-0.53%	to	-0.13%

Franklin Global Real Estate VIP Fund - Class 2
2024	91	$27.091	to	$28.976	$2,464	1.87%	0.50% to 0.90%	-1.22%	to	-0.82%
2023	96	$27.315	to	$29.252	$2,626	2.91%	0.50% to 0.90%	10.44%	to	10.88%
2022	98	$24.635	to	$26.416	$2,420	2.38%	0.50% to 0.90%	-26.72%	to	-26.43%
2021	94	$33.484	to	$35.949	$3,179	0.88%	0.50% to 0.90%	25.65%	to	26.16%
2020	101	$26.542	to	$28.531	$2,712	3.29%	0.50% to 0.90%	-6.24%	to	-5.86%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2024	39	$29.567	to	$45.443	$1,237	0.00%	0.50% to 0.90%	10.03%	to	10.48%
2023	42	$26.871	to	$41.133	$1,243	0.00%	0.50% to 0.90%	25.60%	to	26.11%
2022	44	$21.393	to	$32.618	$1,030	0.00%	0.50% to 0.90%	-34.28%	to	-34.02%
2021	43	$32.554	to	$49.437	$1,542	0.00%	0.50% to 0.90%	9.03%	to	9.46%
2020	42	$29.858	to	$45.162	$1,382	0.00%	0.50% to 0.90%	53.70%	to	54.32%

Templeton Developing Markets VIP Fund - Class 2
2024	64	$30.273	to	$40.187	$2,078	3.99%	0.50% to 0.90%	6.70%	to	7.13%
2023	71	$28.373	to	$37.514	$2,176	2.11%	0.50% to 0.90%	11.62%	to	12.06%
2022	77	$25.420	to	$33.476	$2,119	2.67%	0.50% to 0.90%	-22.68%	to	-22.37%
2021	74	$32.877	to	$43.123	$2,613	0.85%	0.50% to 0.90%	-6.58%	to	-6.21%
2020	68	$35.195	to	$45.978	$2,580	4.18%	0.50% to 0.90%	16.13%	to	16.60%

Templeton Foreign VIP Fund - Class 2
2024	99	$20.255	to	$39.449	$2,880	2.38%	0.50% to 0.90%	-1.89%	to	-1.50%
2023	98	$20.562	to	$40.098	$2,915	3.22%	0.50% to 0.90%	19.68%	to	20.16%
2022	109	$17.113	to	$33.413	$2,701	3.04%	0.50% to 0.90%	-8.43%	to	-8.07%
2021	113	$18.614	to	$36.390	$3,033	1.79%	0.50% to 0.90%	3.23%	to	3.64%
2020	112	$17.961	to	$35.156	$2,904	3.39%	0.50% to 0.90%	-2.05%	to	-1.65%

Calamos Growth and Income Portfolio
2024	62	$53.782	to	$66.182	$3,731	0.39%	0.50% to 0.90%	19.99%	to	20.47%
2023	81	$44.642	to	$55.004	$3,946	0.57%	0.50% to 0.90%	19.05%	to	19.52%
2022	86	$37.351	to	$46.078	$3,518	0.68%	0.50% to 0.90%	-19.79%	to	-19.47%
2021	94	$46.383	to	$57.292	$4,784	0.38%	0.50% to 0.90%	20.31%	to	20.79%
2020	102	$38.399	to	$47.490	$4,315	0.49%	0.50% to 0.90%	21.33%	to	21.82%

Invesco V.I. American Franchise Fund - Series I Shares
2024	41	$24.729	to	$46.325	$1,082	0.00%	0.50% to 0.90%	33.67%	to	34.21%
2023	38	$18.500	to	$34.517	$758	0.00%	0.50% to 0.90%	39.67%	to	40.23%
2022	39	$13.246	to	$24.615	$564	0.00%	0.50% to 0.90%	-31.73%	to	-31.46%
2021	39	$19.402	to	$35.912	$830	0.00%	0.50% to 0.90%	10.92%	to	11.37%
2020	52	$17.491	to	$32.246	$979	0.07%	0.50% to 0.90%	41.08%	to	41.64%

Invesco V.I. Technology Fund - Series I Shares
2024	40	$15.658	to	$46.192	$695	0.00%	0.50% to 0.90%	33.06%	to	33.59%
2023	43	$11.768	to	$34.576	$573	0.00%	0.50% to 0.90%	45.63%	to	46.21%
2022	49	$8.081	to	$23.648	$448	0.00%	0.50% to 0.90%	-40.49%	to	-40.25%
2021	44	$13.578	to	$39.577	$707	0.00%	0.50% to 0.90%	13.39%	to	13.84%
2020	44	$11.975	to	$34.765	$625	0.00%	0.50% to 0.90%	44.80%	to	45.39%

Invesco V.I. Core Equity Fund - Series I Shares
2024	70	$27.430	to	$37.425	$2,016	0.66%	0.50% to 0.90%	24.47%	to	24.98%
2023	87	$22.037	to	$29.946	$2,093	0.73%	0.50% to 0.90%	22.26%	to	22.75%
2022	91	$18.024	to	$24.396	$1,776	0.93%	0.50% to 0.90%	-21.26%	to	-20.94%
2021	90	$22.890	to	$30.858	$2,237	0.66%	0.50% to 0.90%	26.59%	to	27.10%
2020	93	$18.081	to	$24.278	$1,835	1.33%	0.50% to 0.90%	12.83%	to	13.28%

Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)
2024	81	$29.630	to	$43.317	$2,609	0.00%	0.50% to 0.90%	22.25%	to	22.75%
2023	85	$24.237	to	$35.290	$2,272	0.00%	0.50% to 0.90%	23.81%	to	24.30%
2022	89	$19.577	to	$28.391	$1,915	0.00%	0.50% to 0.90%	-31.63%	to	-31.35%
2021	87	$28.632	to	$41.358	$2,722	0.00%	0.50% to 0.90%	15.23%	to	15.69%
2020	92	$24.848	to	$35.749	$2,509	0.00%	0.50% to 0.90%	33.87%	to	34.40%
33

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2024	39	$93.869	to	$144.639	$3,864	0.00%	0.50% to 0.90%	25.44%	to	25.94%
2023	42	$74.834	to	$114.844	$3,359	0.00%	0.50% to 0.90%	43.58%	to	44.15%
2022	47	$52.122	to	$79.670	$2,584	0.00%	0.50% to 0.90%	-32.47%	to	-32.20%
2021	52	$77.181	to	$117.505	$4,227	0.28%	0.50% to 0.90%	37.44%	to	37.99%
2020	60	$56.155	to	$85.152	$3,558	0.00%	0.50% to 0.90%	44.49%	to	45.07%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2024	49	$54.085	to	$58.976	$2,723	0.00%	0.50% to 0.90%	12.63%	to	13.09%
2023	54	$48.018	to	$52.150	$2,662	0.00%	0.50% to 0.90%	11.84%	to	12.29%
2022	55	$42.935	to	$46.444	$2,441	0.00%	0.50% to 0.90%	-15.69%	to	-15.35%
2021	58	$50.923	to	$54.866	$3,027	0.00%	0.50% to 0.90%	29.45%	to	29.97%
2020	65	$39.339	to	$42.216	$2,621	0.00%	0.50% to 0.90%	7.94%	to	8.37%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2024	42	$49.861	to	$53.515	$2,130	0.03%	0.50% to 0.90%	32.24%	to	32.78%
2023	41	$37.704	to	$40.304	$1,568	0.27%	0.50% to 0.90%	31.93%	to	32.45%
2022	53	$28.579	to	$30.428	$1,540	0.27%	0.50% to 0.90%	-27.15%	to	-26.85%
2021	52	$39.227	to	$41.599	$2,071	0.03%	0.50% to 0.90%	26.37%	to	26.87%
2020	50	$31.042	to	$32.788	$1,575	0.08%	0.50% to 0.90%	29.06%	to	29.58%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2024	13	$15.501	to	$16.638	$207	3.49%	0.50% to 0.90%	3.26%	to	3.68%
2023	13	$15.012	to	$16.047	$196	4.06%	0.50% to 0.90%	6.69%	to	7.11%
2022	13	$14.071	to	$14.981	$183	1.98%	0.50% to 0.90%	-13.04%	to	-12.70%
2021	13	$16.182	to	$17.160	$213	0.79%	0.50% to 0.90%	2.10%	to	2.51%
2020	8	$15.848	to	$16.739	$123	1.16%	0.50% to 0.90%	9.30%	to	9.73%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2024	0	$18.573	to	$19.934	$-	0.75%	0.50% to 0.90%	4.20%	to	4.62%
2023	0	$17.824	to	$19.053	$-	5.17%	0.50% to 0.90%	8.11%	to	8.54%
2022	0	$16.487	to	$17.554	$-	2.64%	0.50% to 0.90%	-14.43%	to	-14.09%
2021	0	$19.268	to	$20.433	$-	0.25%	0.50% to 0.90%	4.65%	to	5.07%
2020	0	$18.412	to	$19.448	$2	0.87%	0.50% to 0.90%	11.23%	to	11.68%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2024	0	$19.824	to	$21.277	$2	2.35%	0.50% to 0.90%	5.25%	to	5.68%
2023	0	$18.835	to	$20.134	$3	3.52%	0.50% to 0.90%	9.65%	to	10.09%
2022	0	$17.177	to	$18.289	$3	2.00%	0.50% to 0.90%	-15.55%	to	-15.21%
2021	0	$20.340	to	$21.570	$3	0.67%	0.50% to 0.90%	6.43%	to	6.86%
2020	0	$19.111	to	$20.186	$5	0.35%	0.50% to 0.90%	12.54%	to	13.00%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2024	1	$20.713	to	$22.231	$21	1.84%	0.50% to 0.90%	6.43%	to	6.86%
2023	6	$19.461	to	$20.803	$113	2.87%	0.50% to 0.90%	11.22%	to	11.66%
2022	7	$17.497	to	$18.630	$117	1.86%	0.50% to 0.90%	-16.72%	to	-16.39%
2021	7	$21.010	to	$22.281	$146	0.86%	0.50% to 0.90%	8.28%	to	8.72%
2020	8	$19.403	to	$20.494	$147	1.03%	0.50% to 0.90%	13.69%	to	14.15%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2024	5	$22.584	to	$24.239	$126	2.25%	0.50% to 0.90%	7.31%	to	7.74%
2023	6	$21.046	to	$22.498	$133	2.63%	0.50% to 0.90%	12.31%	to	12.76%
2022	7	$18.739	to	$19.952	$129	1.83%	0.50% to 0.90%	-17.38%	to	-17.05%
2021	7	$22.682	to	$24.054	$158	0.83%	0.50% to 0.90%	9.56%	to	10.00%
2020	7	$20.703	to	$21.867	$158	1.00%	0.50% to 0.90%	14.63%	to	15.10%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2024	9	$23.482	to	$25.203	$225	2.06%	0.50% to 0.90%	8.15%	to	8.59%
2023	9	$21.712	to	$23.210	$206	2.30%	0.50% to 0.90%	13.43%	to	13.89%
2022	11	$19.141	to	$20.379	$213	1.72%	0.50% to 0.90%	-17.83%	to	-17.50%
2021	11	$23.293	to	$24.702	$260	0.88%	0.50% to 0.90%	11.07%	to	11.51%
2020	11	$20.972	to	$22.152	$235	1.03%	0.50% to 0.90%	15.59%	to	16.06%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2024	1	$29.758	to	$31.557	$27	1.62%	0.50% to 0.90%	9.77%	to	10.21%
2023	1	$27.110	to	$28.634	$27	1.78%	0.50% to 0.90%	15.49%	to	15.95%
2022	1	$23.475	to	$24.695	$23	1.56%	0.50% to 0.90%	-18.62%	to	-18.30%
2021	1	$28.846	to	$30.226	$23	0.86%	0.50% to 0.90%	14.14%	to	14.60%
2020	1	$25.272	to	$26.374	$15	0.92%	0.50% to 0.90%	16.90%	to	17.37%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2024	2	$31.808	to	$33.731	$77	1.25%	0.50% to 0.90%	11.79%	to	12.25%
2023	2	$28.453	to	$30.052	$65	1.41%	0.50% to 0.90%	17.55%	to	18.02%
2022	2	$24.204	to	$25.463	$51	1.45%	0.50% to 0.90%	-19.14%	to	-18.82%
2021	2	$29.934	to	$31.364	$59	0.74%	0.50% to 0.90%	16.44%	to	16.91%
2020	2	$25.707	to	$26.828	$47	0.83%	0.50% to 0.90%	17.92%	to	18.39%

34

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2024	6	$32.347	to	$34.302	$188	1.09%	0.50% to 0.90%	12.51%	to	12.97%
2023	6	$28.749	to	$30.365	$166	1.28%	0.50% to 0.90%	18.12%	to	18.59%
2022	6	$24.340	to	$25.605	$140	1.44%	0.50% to 0.90%	-19.18%	to	-18.86%
2021	5	$30.117	to	$31.557	$161	0.73%	0.50% to 0.90%	16.48%	to	16.95%
2020	5	$25.856	to	$26.984	$129	0.82%	0.50% to 0.90%	17.90%	to	18.37%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2024	5	$32.401	to	$34.360	$146	1.16%	0.50% to 0.90%	12.52%	to	12.98%
2023	4	$28.795	to	$30.413	$113	1.22%	0.50% to 0.90%	18.13%	to	18.60%
2022	4	$24.376	to	$25.643	$110	1.36%	0.50% to 0.90%	-19.20%	to	-18.87%
2021	5	$30.167	to	$31.609	$146	0.74%	0.50% to 0.90%	16.46%	to	16.93%
2020	4	$25.903	to	$27.033	$113	0.62%	0.50% to 0.90%	17.92%	to	18.40%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2024	12	$14.463	to	$15.215	$175	2.68%	0.50% to 0.90%	5.14%	to	5.56%
2023	11	$13.756	to	$14.414	$160	0.27%	0.50% to 0.90%	8.13%	to	8.56%
2022	11	$12.722	to	$13.277	$146	18.87%	0.50% to 0.90%	-12.64%	to	-12.29%
2021	10	$14.562	to	$15.137	$150	0.69%	0.50% to 0.90%	7.60%	to	8.03%
2020	6	$13.534	to	$14.012	$86	2.28%	0.50% to 0.90%	4.95%	to	5.37%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2024	4	$15.693	to	$16.509	$60	2.38%	0.50% to 0.90%	6.61%	to	7.04%
2023	4	$14.720	to	$15.423	$59	0.38%	0.50% to 0.90%	9.44%	to	9.88%
2022	4	$13.450	to	$14.037	$56	14.58%	0.50% to 0.90%	-14.13%	to	-13.78%
2021	4	$15.663	to	$16.281	$70	1.15%	0.50% to 0.90%	10.06%	to	10.51%
2020	4	$14.231	to	$14.733	$62	2.32%	0.50% to 0.90%	4.96%	to	5.38%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2024	8	$15.844	to	$16.669	$128	2.15%	0.50% to 0.90%	6.74%	to	7.17%
2023	10	$14.844	to	$15.553	$146	0.53%	0.50% to 0.90%	10.15%	to	10.60%
2022	8	$13.475	to	$14.063	$107	8.07%	0.50% to 0.90%	-14.50%	to	-14.16%
2021	8	$15.760	to	$16.382	$133	1.06%	0.50% to 0.90%	11.58%	to	12.03%
2020	9	$14.124	to	$14.623	$124	2.01%	0.50% to 0.90%	4.24%	to	4.66%

American Funds Capital World Bond Fund - Class 2 Shares
2024	2	$8.933	to	$9.248	$15	2.28%	0.50% to 0.90%	-3.91%	to	-3.52%
2023	1	$9.296	to	$9.586	$13	0.00%	0.50% to 0.90%	5.19%	to	5.61%
2022	1	$8.838	to	$9.077	$11	0.25%	0.50% to 0.90%	-18.43%	to	-18.10%
2021	1	$10.835	to	$11.083	$12	1.81%	0.50% to 0.90%	-5.77%	to	-5.39%
2020	1	$11.498	to	$11.715	$11	1.79%	0.50% to 0.90%	8.92%	to	9.34%

American Funds Global Growth Fund - Class 2 Shares
2024	5	$24.723	to	$25.595	$112	1.66%	0.50% to 0.90%	12.66%	to	13.11%
2023	4	$21.945	to	$22.629	$83	0.84%	0.50% to 0.90%	21.51%	to	21.99%
2022	4	$18.061	to	$18.549	$75	0.72%	0.50% to 0.90%	-25.41%	to	-25.11%
2021	3	$24.214	to	$24.769	$84	0.36%	0.50% to 0.90%	15.38%	to	15.84%
2020	2	$20.987	to	$21.382	$49	0.35%	0.50% to 0.90%	29.29%	to	29.81%

American Funds New World Fund® - Class 2 Shares
2024	10	$17.264	to	$17.873	$177	1.42%	0.50% to 0.90%	5.59%	to	6.02%
2023	9	$16.349	to	$16.858	$155	1.47%	0.50% to 0.90%	14.96%	to	15.42%
2022	10	$14.222	to	$14.606	$136	1.27%	0.50% to 0.90%	-22.79%	to	-22.48%
2021	10	$18.420	to	$18.843	$193	0.89%	0.50% to 0.90%	3.98%	to	4.40%
2020	9	$17.715	to	$18.049	$164	0.07%	0.50% to 0.90%	22.47%	to	22.97%

American Funds Growth-Income Fund - Class 2 Shares
2024	28	$28.116	to	$29.108	$796	1.12%	0.50% to 0.90%	23.11%	to	23.60%
2023	27	$22.839	to	$23.550	$612	1.49%	0.50% to 0.90%	25.01%	to	25.51%
2022	21	$18.269	to	$18.763	$389	1.39%	0.50% to 0.90%	-17.24%	to	-16.91%
2021	17	$22.075	to	$22.581	$371	1.30%	0.50% to 0.90%	22.98%	to	23.48%
2020	11	$17.949	to	$18.288	$196	1.44%	0.50% to 0.90%	12.53%	to	12.98%

American Funds Capital Income Builder® - Class 2 Shares
2024	4	$15.354	to	$15.896	$60	3.58%	0.50% to 0.90%	9.19%	to	9.64%
2023	2	$14.062	to	$14.499	$26	3.02%	0.50% to 0.90%	8.04%	to	8.47%
2022	2	$13.015	to	$13.367	$22	3.16%	0.50% to 0.90%	-7.96%	to	-7.59%
2021	1	$14.141	to	$14.465	$14	2.83%	0.50% to 0.90%	13.91%	to	14.37%
2020	1	$12.413	to	$12.647	$11	2.04%	0.50% to 0.90%	3.54%	to	3.96%

American Funds Asset Allocation Fund - Class 2 Shares
2024	3	$19.746	to	$20.443	$66	2.09%	0.50% to 0.90%	15.39%	to	15.85%
2023	4	$17.113	to	$17.645	$65	2.28%	0.50% to 0.90%	13.25%	to	13.70%
2022	3	$15.111	to	$15.519	$49	1.95%	0.50% to 0.90%	-14.18%	to	-13.84%
2021	3	$17.607	to	$18.011	$46	0.84%	0.50% to 0.90%	14.07%	to	14.53%
2020	1	$15.435	to	$15.726	$20	1.35%	0.50% to 0.90%	11.45%	to	11.89%

35

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment Income Ratio[b]	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

American Funds Managed Risk Growth Fund - Class P2 Shares
2024	10	$25.254	to	$26.145	$262	0.46%	0.50% to 0.90%	22.38%	to	22.88%
2023	10	$20.635	to	$21.277	$197	0.56%	0.50% to 0.90%	22.40%	to	22.89%
2022	11	$16.859	to	$17.314	$183	1.41%	0.50% to 0.90%	-25.55%	to	-25.25%
2021	9	$22.644	to	$23.163	$209	0.53%	0.50% to 0.90%	11.88%	to	12.33%
2020	9	$20.240	to	$20.621	$189	0.33%	0.50% to 0.90%	30.85%	to	31.37%

American Funds Managed Risk International Fund - Class P2 Shares
2024	6	$10.891	to	$11.275	$62	1.30%	0.50% to 0.90%	-1.35%	to	-0.95%
2023	4	$11.040	to	$11.383	$49	1.60%	0.50% to 0.90%	5.27%	to	5.69%
2022	4	$10.487	to	$10.771	$43	3.17%	0.50% to 0.90%	-16.29%	to	-15.96%
2021	4	$12.528	to	$12.816	$46	0.57%	0.50% to 0.90%	-4.99%	to	-4.61%
2020	3	$13.186	to	$13.434	$37	1.15%	0.50% to 0.90%	1.88%	to	2.28%

American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
2024	1	$15.660	to	$16.212	$22	1.70%	0.50% to 0.90%	12.96%	to	13.41%
2023	1	$13.863	to	$14.295	$14	1.86%	0.50% to 0.90%	8.75%	to	9.18%
2022	1	$12.748	to	$13.093	$13	5.26%	0.50% to 0.90%	-9.97%	to	-9.61%
2021	1	$14.161	to	$14.485	$8	1.73%	0.50% to 0.90%	16.07%	to	16.53%
2020	1	$12.201	to	$12.431	$9	1.70%	0.50% to 0.90%	-2.13%	to	-1.74%

American Funds Managed Risk Growth-Income Fund - Class P2 Shares
2024	2	$19.452	to	$20.138	$45	1.42%	0.50% to 0.90%	16.63%	to	17.10%
2023	2	$16.678	to	$17.197	$41	1.43%	0.50% to 0.90%	14.86%	to	15.32%
2022	3	$14.520	to	$14.912	$37	1.97%	0.50% to 0.90%	-17.67%	to	-17.34%
2021	2	$17.637	to	$18.041	$43	1.20%	0.50% to 0.90%	14.02%	to	14.48%
2020	3	$15.468	to	$15.760	$44	1.60%	0.50% to 0.90%	8.59%	to	9.03%

American Funds Managed Risk Asset Allocation Fund - Class P2 Shares
2024	37	$16.300	to	$16.875	$611	1.92%	0.50% to 0.90%	13.59%	to	14.05%
2023	38	$14.350	to	$14.796	$549	1.86%	0.50% to 0.90%	9.25%	to	9.68%
2022	72	$13.135	to	$13.490	$946	2.21%	0.50% to 0.90%	-14.74%	to	-14.40%
2021	72	$15.406	to	$15.759	$1,117	1.25%	0.50% to 0.90%	11.50%	to	11.94%
2020	56	$13.817	to	$14.078	$767	1.53%	0.50% to 0.90%	4.93%	to	5.35%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

[b] The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. This ratio has been annualized for partial years.

[c] These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d] These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The ratio has not been annualized for partial years.

[e] During the year ended December 31, 2023, shareholders of the JP Morgan Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023. See Footnote 1 for further information.

[f] During the year ended December 31, 2024, shareholders of the American Century Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2024. See Footnote 1 for further information.

36

Report of Independent Registered Public Accounting Firm
The Contract Owners
Kansas City Life Variable Life Separate Account and
The Board of Directors and Stockholders Kansas City Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2024, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Forvis Mazars, LLP
We have served as the Accounts’ auditor since 2016.
Kansas City, Missouri
April 29, 2025
37

PART C
OTHER INFORMATION
Item 30.  Exhibits
(a)  Board of Directors Resolution.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.
(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (11)
(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (11)
(d)  Contracts.
(1)	Specimen Contract Form. (1)
(2)	Disability Continuance of Insurance Rider. (2)
(3)	Accidental Death Rider. (2)
(4)	Option to Increase Specified Amount Rider. (2)
(5)	Spouse’s Term Insurance Rider. (2)
(6)	Children’s Term Insurance Rider. (2)
(7)	Other Insured Term Insurance Rider. (2)
(8)	Extra Protection Rider. (2)
(9)	Disability Premium Benefit Rider. (2)
(10)	Temporary Life Insurance Agreement. (2)
(11)	Unisex Contract Amendment. (2)
(12)	Maturity Extension Rider. (3)
(13)	Accelerated Death Benefit/Living Benefits Rider. (4)
(14)	Monthly Benefit Rider. (8)
(15)	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (9)
(16)	Accelerated Death Benefit/Terminal Illness Rider. (9)
(17)	Designation of Death Benefit Payout Endorsement. (15)
(e)  Applications. (1)
(1) Application Form. (5)

(2) ICC18A196. (19)

1

(3) ICC18A197. (19)
(f)  Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)
(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)
(3)	By-Laws of Kansas City Life Insurance Company. (1)
(g)  Reinsurance Contracts. (7)
(h)  Participation Agreements.
(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)
a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)
b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)
(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (11)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (11)
b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (11)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (11)
d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (12)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (17)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (11)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (11)
(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (11)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (11)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (13)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (12)
2

a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (12)

(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (11)

a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (11)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (11)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (12)
d.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (18)
(7)
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (12)

a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (13)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (16)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (11)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)
d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (11)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (11)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (11)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (13)

3

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (13)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (14)

(12)
Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (17)

(13)
Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (20)

(14)
Amendment to Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (21)

(i)  Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (11)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (11)
(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (11)
(4)	Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (20)
(5)	Amendment to Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (21)

(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (10)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (10)
(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (10)
(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (10)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (10)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (10)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (11)
(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (11)
(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (11)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (14)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (17)
4

(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (17)
(13)	Distribution Services Agreement between Lincoln Financial Distributors, Inc., and Kansas City Life Insurance Company (21)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (22)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
Not Applicable.
(n)  Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (22)
(2)	Consent of Forvis Mazars, LLP. (22)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (6)
__________
(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).
(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 19, 1995 (File No. 033-95354).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 1998 (File No. 033-95354).
(4)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).
(5)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 4, 2001 (File No. 333-49000).
(6)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on April 19, 1999 (File No. 033-95354).
5

(7)  Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).
(8)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2006 (File No. 033-95354).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 033-95354).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(11)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(12)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(14)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(15)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2013 (File No. 333-150926)..
(16)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(17)   Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(18)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(19)  Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2022 (File No. 333-150926).
(20) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2023 (File No. 033-89984).
(21) Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2024 (File No. 033-89984).
(22)  Filed herewith.

6

Item 31.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Eileen M. Hutchinson	Director
Octavia Love	Treasurer
David S. Kimmel	Director
Richard W. Seagraves	Director
Jennifer K. Pieper	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
David A. Laird	Senior Vice President, Finance, CFO and Director
* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 32.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by depositor
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor
Item 33.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
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2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
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10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.
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(b)  Management.
The directors and principal officers of Sunset Financial Services, Inc. are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Jennifer K. Pieper	Vice President, Treasurer, and Controller
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
David A. Laird	Director
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$150,656.00	None	N/A	N/A
Item 35.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 36.  Management Services
All management contracts are discussed in Part A or Part B.
Item 37.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 37 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 28th day of April, 2025.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: _____/s/ Walter E. Bixby________________________________________ Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: ____/s/ A. Craig Mason Jr._____________ A. Craig Mason Jr., Secretary and Director	By: ________/s/ Walter E. Bixby_____________________________________ Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 37 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

______/s/ Walter E. Bixby_________ Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director (Principal Executive Officer)	April 28, 2025

_____/s/ David A. Laird___________ David A. Laird	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 28, 2025

_____/s/ Jennifer K. Pieper________ Jennifer K. Pieper	Vice President and Controller (Principal Accounting Officer)	April 28, 2025

______/s/ R. Philip Bixby__________ R. Philip Bixby	Chairman of the Board and Director	April 28, 2025

_______/s/ A. Craig Mason Jr.________ A. Craig Mason Jr.	Secretary and Director	April 28, 2025

______/s/ Kevin G. Barth___________ Kevin G. Barth	Director	April 28, 2025

_____/s/ William R. Blessing________ William R. Blessing	Director	April 28, 2025

_____/s/ Michael Braude___________ Michael Braude	Director	April 28, 2025

_________/s/ James T. Carr________ James T. Carr	Director	April 28, 2025

______/s/ John C. Cozad___________ John C. Cozad	Director	April 28, 2025

_____/s/ Eileen M. Hutchinson________ Eileen M. Hutchinson	Director	April 28, 2025

______/s/ David S. Kimmel_________ David S. Kimmel	Director	April 28, 2025

_____/s/ Mark A. Milton__________ Mark A. Milton	Director	April 28, 2025

____/s/ William A. Schalekamp_____ William A. Schalekamp	Director	April 28, 2025

/s/ Richard W. Seagraves_____ Richard W. Seagraves	Director	April 28, 2025
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Exhibit Index
(k) Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.
(n)(1) Consent of Eversheds Sutherland (US) LLP.
(n)(2) Consent of Forvis Mazars, LLP.
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